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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/06
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS


GE Institutional Funds



Annual Report

SEPTEMBER 30, 2006

[GE LOGO OMITTED]

GE Institutional Funds
--------------------------------------------------------------------------------


Table of Contents

FINANCIAL INFORMATION

NOTES TO PERFORMANCE .....................................................     1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ....................................................     2

     S&P 500 Index Fund ..................................................     9

     Value Equity Fund ...................................................    18

     Small-Cap Equity Fund ...............................................    24

     International Equity Fund ...........................................    29

     Premier Growth Equity Fund ..........................................    36

     Strategic Investment Fund ...........................................    41

     Income Fund .........................................................    57

     Money Market Fund ...................................................    71

NOTES TO SCHEDULES OF INVESTMENTS ........................................    75

FINANCIAL STATEMENTS

     Financial Highlights ................................................    76

     Notes to Financial Highlights .......................................    83

     Statements of Assets and Liabilities ................................    84

     Statements of Operations ............................................    86

     Statements of Changes in Net Assets .................................    88

     Notes to Financial Statements .......................................    92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   102

TAX INFORMATION ..........................................................   103

ADDITIONAL INFORMATION ...................................................   104

INVESTMENT TEAM ..........................................................   107



This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

Notes to Performance                                          September 30, 2006
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, STEPHEN V. GELHAUS, PAUL C. REINHARDT AND RICHARD L. SANDERSON. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional U.S. Equity Fund returned 11.67% for Investment Class shares and 11.41% for Services Class shares. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 847 Large-Cap Core Funds returned an average of 8.75% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.8% during the fiscal period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


[PHOTO OMITTED]

PICTURED FROM TOP LEFT TO BOTTOM RIGHT:
RICHARD L. SANDERSON, PAUL C. REINHARDT,
STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN

--------------------------------------------------------------------------------
                                                                             Q&A


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. Strong stock selection within energy, information technology and industrials contributed most to outperformance during the past twelve-month period. Within energy, emphasizing oilfield services companies relative to oil and gas producers helped returns in an environment of volatile energy prices. For example, overweighting global oilfield services leader Schlumberger (+48.3%) and underweighting producer ConocoPhillips (-13.0%), helped our energy holdings return +11.7% versus +3.5% for the benchmark. Within technology, several of our higher quality names performed well in the past twelve-month period. For example, Oracle (+43.1%) continued to successfully integrate acquisitions and gain market share and Intuit (+43.2%) benefited from growth in their TurboTax and small business software products. Electronic components manufacturer Molex (+29.1%) also surged. These positives more than offset a drag from Analog Devices (-19.5%), which suffered amid a clouded demand outlook for integrated circuits. Many semi-conductor companies witnessed deterioration in business trends and reduced earnings guidance for the remainder of 2006. We felt well positioned given the significant diversification among our tech holdings. Strong stock selection within industrials was also key, as Deere (+39.9%), Dover (+18.1%) and ABB (+60.1%) led our holdings to outpace the sector's benchmark by more than 7%. Several other stocks also bolstered Fund performance, including seed/trait manufacturer Monsanto (+51.4%) and leading cable company Comcast (+27.9%).

    Providing a slight offset to the positive contributions has been performance within telecom -- accounting for the majority of the negative impact -- and financials. Weakness in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned +39.3% during the period. The Bells have benefited this year from restructuring initiatives and heightened M&A activity. BellSouth rose +69.0% on their announced combination with AT&T (+43.0%) -- both of which had been underweight in the Fund. Global wireless company Vodafone (-7.2%) declined as it faced struggles to grow and maintain margins in maturing markets. Vodafone has announced several initiatives to unlock value, and the stock has acted better in recent months. Positive stock selection within financials was not enough to offset an underweight positioning in this sector, which has outperformed the broad market year-to-date.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?
A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth, and that discipline served us well during the past twelve-month period. We continued to be relatively defensively positioned, although at period-end our largest overweight was in technology, an area that we believed could benefit from increased capital expenditures. We expected a portfolio of diversified, high quality tech names to perform well in a slowing growth environment. We increased our overweight in health care -- a traditionally defensive area -- valuing its relatively steady growth and attractive dividend yields. Overweighting consumer discretionary stocks reflected our belief that the media space has been undervalued. Although concerned about consumer spending in the year ahead, we believed that media products are less "discretionary" than other big-ticket leisure products in the sector. For example, the cable industry has diversified its revenue stream to include Internet service and more recently telephony, reducing the cyclicality of their earnings. Our underweight in financials reflected headwinds from a higher interest rate environment and an aging credit cycle. We became slightly underweight in energy during the past twelve-month period, as commodity prices have retreated, and many of these stocks were over-owned, making them vulnerable to short-term pullbacks, and we did take profits in industrials, becoming slightly underweight.

    We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,052.26                             1.85

     Service Class                   1,000.00                           1,051.51                             3.12
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.97                             1.85

     Service Class                   1,000.00                           1,021.75                             3.12
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 5.23% FOR INVESTMENT CLASS SHARES, AND 5.15% FOR SERVICE CLASS
   SHARES.

U.S. Equity Fund
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       GE INSTITUTIONAL U.S. EQUITY             S&P 500 INDEX
11/25/97                       $10,000.00                       $10,000.00
9/98                            10,628.43                        10,787.78
9/99                            13,632.57                        13,787.49
9/00                            15,363.95                        15,613.45
9/01                            12,677.06                        11,451.14
9/02                            10,486.38                         9,104.81
9/03                            12,656.55                        11,330.01
9/04                            13,953.19                        12,901.83
9/05                            15,333.20                        14,482.49
9/06                            17,122.20                        16,045.97


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE       ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
U.S. Equity Fund        11.67%   6.20%    6.27%           $17,122
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   6.98%    5.50%*          $16,046
--------------------------------------------------------------------------------


 SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       GE INSTITUTIONAL U.S. EQUITY             S&P 500 INDEX
1/3/01                         $10,000.00                       $10,000.00
3/01                             9,372.96                         8,815.97
9/01                             8,477.20                         7,958.49
3/02                             9,501.68                         8,834.09
9/02                             6,990.87                         6,327.80
3/03                             7,266.78                         6,646.95
9/03                             8,415.90                         7,874.30
3/04                             9,375.75                         8,982.83
9/04                             9,259.07                         8,966.71
3/05                             9,839.25                         9,583.92
9/05                            10,150.94                        10,065.26
3/06                            10,755.25                        10,708.07
9/06                            11,309.20                        11,151.87


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE       ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
U.S. Equity Fund        11.41%   5.93%    2.17%            $11,309
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   6.98%    1.91%*           $11,152
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal market conditions.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $596,908
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Telecommunication Services 2.1%
Utilities 2.8%
Materials 3.2%
Short-Term 3.8%
Energy 7.8%
Consumer Staples 9.6%
Industrials 9.8%
Consumer Discretionary 10.4%
Healthcare 14.6%
Information Technology 17.5%
Financials 18.4%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       4.39%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.32%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   3.06%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.97%
--------------------------------------------------------------------------------
 American International Group, Inc.                      2.43%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.42%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.31%
--------------------------------------------------------------------------------
 Wyeth                                                   2.22%
--------------------------------------------------------------------------------
 First Data Corp.                                        2.17%
--------------------------------------------------------------------------------
 The Coca-Cola Co.                                       2.13%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

 SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.7%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.7%

Autozone, Inc.                        10,466 $   1,081,138(a)
Bed Bath & Beyond, Inc.              111,203     4,254,627(a)
Cablevision Systems Corp.             56,378     1,280,344
Carnival Corp.                        85,090     4,001,783
CBS Corp.                             52,444     1,477,347
Comcast Corp. (Class A)              296,180    10,902,386(a,h,j)
Federated Department Stores Inc.      31,200     1,348,152
Home Depot, Inc.                     130,901     4,747,779
Koninklijke Philips
   Electronics N.V. ADR               63,769     2,232,553
Liberty Global, Inc. (Series A)        3,083        79,356(a,j)
Liberty Global, Inc. (Series C)       85,333     2,138,445(a)
Liberty Media Holding Corp -
   Capital (Series A)                 31,731     2,651,760(a)
Liberty Media Holding Corp -
   Interactive (Series A)            158,654     3,233,369(a)
News Corp. (Class A)                  87,383     1,717,076
Omnicom Group, Inc.                   79,574     7,448,126
Ross Stores, Inc.                     20,951       532,365
Staples, Inc.                         40,693       990,061
Starwood Hotels & Resorts
   Worldwide, Inc.                    22,204     1,269,847
Target Corp.                          96,351     5,323,393
Time Warner, Inc.                    184,315     3,360,062
Viacom Inc. (Class B)                 52,666     1,958,122(a)
                                                62,028,091

CONSUMER STAPLES -- 9.8%

Alberto-Culver Co.                    48,789     2,468,236
Altria Group, Inc.                     2,339       179,050
Clorox Co.                            92,925     5,854,275
Colgate-Palmolive Co.                118,861     7,381,268
Diageo PLC ADR                        10,462       743,220
General Mills, Inc.                   40,153     2,272,660
Kellogg Co.                           90,010     4,457,295
Kimberly-Clark Corp.                  70,796     4,627,227
PepsiCo, Inc.                        221,636    14,463,965
Procter & Gamble Co.                  32,997     2,045,154
The Coca-Cola Co.                    285,123    12,739,296
                                                57,231,646

ENERGY -- 8.1%

EOG Resources, Inc.                   42,452     2,761,503
Exxon Mobil Corp.                    390,682    26,214,762
Halliburton Co.                       67,034     1,907,117
Hess Corp.                            70,052     2,901,554

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------



Occidental Petroleum Corp.            70,403  $  3,387,088
Schlumberger Ltd.                    115,467     7,162,418
Transocean Inc.                       34,096     2,496,850(a)
                                                46,831,292

FINANCIALS -- 18.1%

ACE Ltd.                              33,421     1,829,131
AFLAC Incorporated                    55,309     2,530,940
Allstate Corp.                        85,085     5,337,382
American International Group, Inc.   218,986    14,510,012
Bank of America Corp.                340,782    18,255,692(h)
Berkshire Hathaway, Inc. (Class B)       497     1,577,478(a)
BlackRock Inc. (Class A)               7,564     1,127,036(j)
Chubb Corp.                           50,090     2,602,676
Citigroup, Inc.                      120,545     5,987,470
Everest Re Group, Ltd.                19,967     1,947,382
Federal Home Loan
   Mortgage Corp.                     76,581     5,079,618
Federal National Mortgage Assoc.      97,854     5,471,017
HCC Insurance Holdings, Inc.          36,892     1,213,009
Mellon Financial Corp.               149,395     5,841,345
Merrill Lynch & Company, Inc.         53,560     4,189,463
Metlife, Inc.                        136,546     7,739,427
Morgan Stanley                        32,015     2,334,214
Prudential Financial, Inc.            20,668     1,575,935
State Street Corp.                    95,079     5,932,930(e)
SunTrust Banks, Inc.                  90,357     6,982,789
The Bank of New York
   Company, Inc.                      22,691       800,085
US Bancorp                            69,276     2,301,349
                                               105,166,380

HEALTHCARE -- 15.0%

Abbott Laboratories                  126,913     6,162,895
Advanced Medical Optics, Inc.         21,815       862,783(a,j)
Aetna, Inc.                          151,156     5,978,220
Amgen, Inc.                          155,171    11,099,382(a)
Baxter International, Inc.           110,924     5,042,605
DaVita, Inc.                           4,774       276,271(a)
Eli Lilly & Co.                       29,290     1,669,530
Gilead Sciences, Inc.                 19,935     1,369,535(a)
GlaxoSmithKline PLC ADR               41,432     2,205,425
Johnson & Johnson                    113,345     7,360,624
Lincare Holdings Inc.                 77,106     2,670,952(a)
Medco Health Solutions, Inc.          36,316     2,182,955(a)
Medtronic Inc.                        70,231     3,261,528
Novartis AG ADR                       34,528     2,017,816
Pfizer Inc.                          625,718    17,745,362
Quest Diagnostics Inc.                12,221       747,436
Thermo Electron Corp.                 25,759     1,013,101(a)
UnitedHealth Group, Inc.              45,390     2,233,188
Wyeth                                260,112    13,224,094
                                                87,123,702


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 7.7%

ABB Ltd. ADR                         127,636  $  1,682,242
Burlington Northern
   Santa Fe Corp.                     13,180       967,939
Cooper Industries Ltd.                17,978     1,532,085
Corinthian Colleges, Inc.             43,750       472,937(a,j)
CSX Corp.                             35,928     1,179,516
Deere & Co.                           35,441     2,973,854
Dover Corp.                          164,130     7,786,327
Eaton Corp.                           76,675     5,279,074
Emerson Electric Co.                   7,162       600,605
General Dynamics Corp.                27,877     1,997,945
ITT Corp.                             15,127       775,561
Northrop Grumman Corp.                47,330     3,221,753
Rockwell Collins, Inc.                11,818       648,099(j)
Southwest Airlines Co.               151,272     2,520,192
Textron Inc.                          34,225     2,994,687
3M Co.                                11,364       845,709
Tyco International Ltd.              151,159     4,230,940
United Technologies Corp.             76,523     4,847,732
Waste Management, Inc.                11,591       425,158
                                                44,982,355

INFORMATION TECHNOLOGY -- 18.1%

Activision, Inc.                      56,727       856,578(a)
Analog Devices, Inc.                 122,462     3,599,158
Applied Materials, Inc.                9,123       161,751(j)
Automatic Data Processing, Inc.       65,028     3,078,426
Checkfree Corp.                       29,646     1,224,973(a)
Cisco Systems, Inc.                  430,581     9,903,363(a,h)
Dell, Inc.                            37,069       846,656(a)
eBay, Inc.                            94,784     2,688,074(a)
EMC Corp.                            143,874     1,723,611(a,h)
Fidelity National Information
   Services, Inc.                     26,473       979,501
First Data Corp.                     308,349    12,950,658
Hewlett-Packard Co.                   42,598     1,562,921
Intel Corp.                          189,232     3,892,502
International Business
   Machines Corp.                     58,589     4,800,783
Intuit Inc.                           77,659     2,492,077(a)
Linear Technology Corp.               40,560     1,262,227
Marvell Technology Group, Ltd.        29,847       578,136(a)
Maxim Integrated Products, Inc.       78,384     2,200,239
Microchip Technology Inc.             64,554     2,092,841
Microsoft Corp.                      724,770    19,807,964(h)
Molex, Inc. (Class A)                136,966     4,507,551
National Semiconductor Corp.          64,459     1,516,720
Oracle Corp.                         632,558    11,221,579(a)
Paychex, Inc.                         38,196     1,407,523
Sun Microsystems, Inc.               176,582       877,613(a)
Texas Instruments Incorporated       120,299     3,999,942
Western Union Company                 37,433       716,093(a)
Xerox Corp.                           33,712       524,559(a)
Yahoo! Inc.                          152,549     3,856,439(a)
                                               105,330,458

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

MATERIALS -- 3.3%

Air Products & Chemicals, Inc.        36,886$     2,448,124
Barrick Gold Corp.                   135,540     4,163,789
Dow Chemical Co.                      21,211       826,805
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                59,368     3,161,940(j)
Monsanto Co.                         124,224     5,839,770
PAN American Silver Corp.              4,775        93,303(a,j)
Praxair, Inc.                         28,640     1,694,342
Vulcan Materials Co.                   1,910       149,458
Weyerhaeuser Co.                       8,982       552,662
                                                18,930,193

TELECOMMUNICATION SERVICES -- 2.1%

Alltel Corp.                          64,707     3,591,238
AT&T, Inc.                            11,936       388,636
Sprint Nextel Corp. (Series 1)       152,578     2,616,713
Verizon Communications Inc.          101,636     3,773,745
Vodafone Group, PLC ADR               85,445     1,953,273
                                                12,323,605

UTILITIES -- 2.8%

American Electric Power
   Company, Inc.                      24,543       892,629
Constellation Energy Group, Inc.      49,706     2,942,595
Dominion Resources, Inc.              42,067     3,217,705(j)
Duke Energy Corp.                     64,985     1,962,547
Edison International                  13,369       556,685
Entergy Corp.                         27,503     2,151,560
FirstEnergy Corp.                     18,097     1,010,898
PG&E Corp.                            32,600     1,357,790
PPL Corp.                             34,518     1,135,642
The Southern Co.                      37,052     1,276,812
                                                16,504,863

TOTAL COMMON STOCK
   (COST $515,834,608)                         556,452,585

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                         107,011     3,709,001(o)
Industrial Select Sector
   SPDR Fund                         413,861    13,798,126(o)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,457,838)                           17,507,127


TOTAL INVESTMENTS IN SECURITIES
   (COST $531,292,446)                         573,959,712


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

U.S. EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.2%

GEI Short Term Investment Fund
5.49%                              6,908,844 $   6,908,844(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.8%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                             16,039,152    16,039,152(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,947,996)                           22,947,996


TOTAL INVESTMENTS
   (COST $554,240,442)                         596,907,708


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.7)%                        (15,409,959)
                                              ------------

NET ASSETS-- 100.0%                           $581,497,749
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional U.S. Equity had the following short futures contracts open at September 30, 2006:


                               NUMBER    CURRENT
                 EXPIRATION      OF      NOTIONAL       UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures       December 2006    26      $(8,745,100)    $(106,194)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                                                             Q&A


SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.

SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND MICHAEL FEEHILY. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional S&P 500 Index Fund returned 10.53% for Investment Class shares and 10.39% for Service Class Shares. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 173 S&P 500 Index Objective Funds returned an average of 10.22% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. After a muted finish to 2005, US equity markets began the year on a positive note. A heady mix of hawkish wording from the Fed and troublesome inflation data, however, brought steady equity selling in parts of the second quarter, driving volatility measures to levels not seen since 2004. The third quarter though brought solid returns across global markets. August cessation of regular US rate hikes reinforced optimism that economic activity would achieve a soft landing, and a sharp September break in commodity prices eased inflation fears.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of September 30, 2006, the four largest sectors in the S&P 500 Index were Financials (22.2%), Information Technology (15.3%), Health Care (12.7%) and Industrials (10.9%). The highest returning sector for the last twelve months was Telecommunication Services (+21%) followed by Financials (+17%). The lowest returning sectors were Utilities (+1%) and Energy (+2%).


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE
    FUND DURING THE PERIOD?

A. Over the last twelve months there were 29 index addition/deletion changes announced by Standard & Poors that impacted the Fund. However, not all the additions and deletions were bought and sold in the Fund since many such changes were a result of a merger or acquisition, or a spin-off involving another S&P500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*

---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,039.77                             0.78

     Service Class                   1,000.00                           1,039.81                             2.00
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,024.01                             0.78

     Service Class                   1,000.00                           1,022.82                             2.01
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS AND 0.40% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
    FOLLOWS: 3.98% FOR INVESTMENT CLASS SHARES, AND 3.98% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

 [LINE CHART OMITTED PLOT POINTS FOLLOWS

                      GE INSTITUTIONAL S&P 500 INDEX            S&P 500 INDEX
11/25/97                       $10,000.00                       $10,000.00
9/98                            10,862.80                        10,787.78
9/99                            13,949.31                        13,787.49
9/00                            15,878.84                        15,613.45
9/01                            11,618.01                        11,451.14
9/02                             9,208.40                         9,104.81
9/03                            11,449.31                        11,330.01
9/04                            13,008.15                        12,901.83
9/05                            14,579.13                        14,482.49
9/06                            16,114.29                        16,045.97


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                        ONE      FIVE    SINCE       ENDING VALUE OF A
                        YEAR     YEAR   INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund      10.53%   6.76%    5.54%         $16,114
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   6.98%    5.50%*        $16,046
--------------------------------------------------------------------------------


    SERVICE CLASS SHARES
--------------------------------------------------------------------------------

 [LINE CHART OMITTED PLOT POINTS FOLLOWS

                      GE INSTITUTIONAL S&P 500 INDEX            S&P 500 INDEX
9/05                           $10,000.00                       $10,000.00
12/05                           10,202.48                        10,209.46
3/06                            10,616.44                        10,638.65
6/06                            10,452.58                        10,485.44
9/06                            11,039.03                        11,079.57


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     THREE     SINCE      ENDING VALUE OF A
                         YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
S&P 500 Index Fund      10.39%     N/A      10.39%           $11,039
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   12.30%    10.80%*           $11,080
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $110,241
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Short-Term 1.3%
Materials 2.8%
Utilities 3.4%
Telecommunication Services 3.4%
Energy 9.3%
Consumer Staples 9.5%
Consumer Discretionary 10.0%
Industrials 10.8%
Healthcare 12.5%
Information Technology 15.0%
Financials 22.0%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.27%
--------------------------------------------------------------------------------
 General Electric Co.                                    2.99%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         2.01%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.99%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.94%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.69%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    1.61%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.56%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.41%
--------------------------------------------------------------------------------
 JP Morgan Chase & Co.                                   1.34%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.9%

Amazon.Com, Inc.                       2,900  $     93,148(a)
Apollo Group, Inc. (Class A)           1,300        64,012(a)
Autonation, Inc.                       1,468        30,681(a)
Autozone, Inc.                           500        51,650(a)
Bed Bath & Beyond, Inc.                2,600        99,476(a)
Best Buy Company, Inc.                 3,650       195,494
Big Lots, Inc.                         1,100        21,791(a)
Black & Decker Corp.                     700        55,545
Brunswick Corp.                          900        28,071
Carnival Corp.                         4,100       192,823
CBS Corp.                              7,150       201,415
Centex Corp.                           1,100        57,882
Circuit City Stores, Inc.              1,300        32,643
Clear Channel
   Communications, Inc.                4,500       129,825
Coach, Inc.                            3,400       116,960(a)
Comcast Corp. (Class A)               18,859       694,954(a)
D.R. Horton, Inc.                      2,400        57,480
Darden Restaurants, Inc.               1,350        57,334
Dillard's, Inc. (Class A)                500        16,365
Dollar General Corp.                   2,741        37,360
Dow Jones & Company, Inc.                600        20,124
Eastman Kodak Co.                      2,600        58,240
Family Dollar Stores, Inc.             1,300        38,012
Federated Department Stores Inc.      4,8822        10,951
Ford Motor Co.                        16,677       134,917
Fortune Brands, Inc.                   1,400       105,154
Gannett Company, Inc.                  2,200       125,026
General Motors Corp.                   5,112       170,025
Genuine Parts Co.                      1,600        69,008
Goodyear Tire & Rubber Co.             1,600        23,200(a)
H&R Block, Inc.                        3,000        65,220
Harley-Davidson, Inc.                  2,400       150,600
Harman International
   Industries Inc.                       600        50,064
Harrah's Entertainment, Inc.           1,700       112,931
Hasbro, Inc.                           1,550        35,262
Hilton Hotels Corp.                    3,500        97,475
Home Depot, Inc.                      18,600       674,622
International Game Technology          3,100       128,650
Interpublic Group of Companies, Inc.   3,90        038,610(a)
J.C. Penney Company, Inc.              2,000       136,780
Johnson Controls, Inc.                 1,800       129,132
Jones Apparel Group, Inc.              1,100        35,684
KB Home                                  700        30,660
Kohl's Corp.                           3,000       194,760(a)
Leggett & Platt, Incorporated          1,600        40,048
Lennar Corp. (Class A)                 1,300        58,825
Limited Brands, Inc.                   3,026        80,159

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Liz Claiborne Inc.                     1,000  $     39,510
Lowe's Companies, Inc.                13,900       390,034
Marriott International Inc.
   (Class A)                           3,200       123,648
Mattel, Inc.                           3,300        65,010
McDonald's Corp.                      11,200       438,144
McGraw-Hill Companies Inc.             3,200       185,696
Meredith Corp.                           400        19,732
New York Times Co. (Class A)           1,300        29,874
Newell Rubbermaid Inc.                 2,415        68,393
News Corp. (Class A)                  21,000       412,650
Nike Inc. (Class B)                    1,700       148,954
Nordstrom, Inc.                        2,100        88,830
Office Depot, Inc.                     2,500        99,250(a)
OfficeMax, Inc.                          600        24,444
Omnicom Group, Inc.                    1,500       140,400
Pulte Homes, Inc.                      1,900        60,534
RadioShack Corp.                       1,200        23,160
Sears Holdings Corp.                     779       123,152(a)
Snap-On Incorporated                     500        22,275
Staples, Inc.                          6,450       156,928
Starbucks Corp.                        6,800       231,540(a)
Starwood Hotels & Resorts
   Worldwide, Inc.                     2,000       114,380
Target Corp.                           7,800       430,950
The E.W. Scripps Co. (Class A)           800        38,344
The Gap, Inc.                          4,862        92,135
The Sherwin-Williams Co.               1,000        55,780
The Stanley Works                        700        34,895
The Walt Disney Co.                   19,000       587,290
Tiffany & Co.                          1,200        39,840
Time Warner, Inc.                     36,850       671,775(h)
TJX Companies, Inc.                    4,100       114,923
Tribune Co.                            1,800        58,896
Univision Communications
   Inc. (Class A)                      2,200        75,548(a)
VF Corp.                                 800        58,360
Viacom Inc. (Class B)                  6,350       236,093(a)
Wendy's International, Inc.            1,100        73,700
Whirlpool Corp.                          671        56,438
Wyndham Worldwide Corp.                1,827        51,101(a)
Yum! Brands, Inc.                      2,500       130,125
                                                11,061,779

CONSUMER STAPLES -- 9.4%

Alberto-Culver Co.                       750        37,942
Altria Group, Inc.                    18,900     1,446,795(h)
Anheuser-Busch Companies, Inc.         7,000       332,570
Archer-Daniels-Midland Co.             5,908       223,795
Avon Products, Inc.                    4,000       122,640
Brown-Forman Corp. (Class B)             700        53,655
Campbell Soup Co.                      2,100        76,650
Clorox Co.                             1,400        88,200
Coca-Cola Enterprises, Inc.            2,400        49,992
Colgate-Palmolive Co.                  4,700       291,870
ConAgra Foods, Inc.                    4,600       112,608
Constellation Brands, Inc.
   (Class A)                           2,000        57,560(a)
Costco Wholesale Corp.                 4,300       213,624


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

CVS Corp.                              7,400  $    237,688
Dean Foods Co.                         1,200        50,424(a)
General Mills, Inc.                    3,200       181,120
HJ Heinz Co.                           3,000       125,790
Kellogg Co.                            2,200       108,944
Kimberly-Clark Corp.                   4,200       274,512
McCormick & Company, Inc.              1,200        45,576
Molson Coors Brewing Co.
   (Class B)                             400        27,560
Pepsi Bottling Group, Inc.             1,200        42,600
PepsiCo, Inc.                         14,910       973,027
Procter & Gamble Co.                  28,695     1,778,516
Reynolds American Inc.                 1,600        99,152
Safeway Inc.                           4,000       121,400
Sara Lee Corp.                         6,906       110,979
Supervalu Inc.                         1,990        58,999
Sysco Corp.                            5,600       187,320
The Coca-Cola Co.                     18,500       826,580(h)
The Estee Lauder Companies
   Inc. (Class A)                      1,100        44,363
The Hershey Co.                        1,600        85,520
The Kroger Co.                         6,500       150,410
Tyson Foods, Inc. (Class A)            2,400        38,112
UST Inc.                               1,500        82,245
Walgreen Co.                           9,200       408,388
Wal-Mart Stores, Inc.                 22,200     1,094,904
Whole Foods Market, Inc.               1,300        77,259
WM Wrigley Jr. Co.                     2,000        92,120
                                                10,431,409

ENERGY -- 9.2%

Anadarko Petroleum Corp.               4,174       182,946
Apache Corp.                           3,012       190,358
Baker Hughes Incorporated              2,970       202,554
BJ Services Co.                        2,600        78,338
Chesapeake Energy Corp.                3,400        98,532
Chevron Corp.                         19,814     1,285,136
ConocoPhillips                        14,816       881,996
Consol Energy, Inc.                    1,600        50,768
Devon Energy Corp.                     4,028       254,368
El Paso Corp.                          6,383        87,064
EOG Resources, Inc.                    2,200       143,110
Exxon Mobil Corp.                     53,716     3,604,344(h)
Halliburton Co.                        9,400       267,430
Hess Corp.                             2,200        91,124
Kinder Morgan, Inc.                    1,000       104,850
Marathon Oil Corp.                     3,241       249,233
Murphy Oil Corp.                       1,700        80,835
Nabors Industries Ltd.                 2,800        83,300(a)
National Oilwell Varco, Inc.           1,600        93,680(a)
Noble Corp.                            1,200        77,016
Occidental Petroleum Corp.             7,800       375,258
Rowan Companies, Inc.                  1,000        31,630
Schlumberger Ltd.                     10,700       663,721
Smith International, Inc.              1,800        69,831
Sunoco, Inc.                           1,200        74,628
The Williams Companies, Inc.           5,500       131,285
Transocean Inc.                        2,851       208,779(a)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Valero Energy Corp.                    5,600$       288,232
Weatherford International Ltd.         3,200       133,504(a)
XTO Energy, Inc.                       3,266       137,597
                                                10,221,447

FINANCIALS -- 21.8%

ACE Ltd.                               3,000       164,190
AFLAC Incorporated                     4,500       205,920
Allstate Corp.                         5,700       357,561
AMBAC Financial Group, Inc.              950        78,612
American Express Co.                  10,900       611,272(h)
American International Group, Inc.    23,438     1,553,002(h)
Ameriprise Financial, Inc.             2,260       105,994
AmSouth Bancorp                        3,200        92,928
AON Corp.                              2,900        98,223
Apartment Investment &
   Management Co.
   (Class A) (REIT)                      900        48,969
Archstone-Smith Trust (REIT)           1,900       103,436
Bank of America Corp.                 40,856     2,188,656(h)
BB&T Corp.                             4,900       214,522
Boston Properties, Inc. (REIT)         1,000       103,340
Capital One Financial Corp.            2,800       220,248
Charles Schwab Corp.                   9,500       170,050
Chicago Mercantile Exchange
   Holdings Inc.                         329       157,344
Chubb Corp.                            3,700       192,252
Cincinnati Financial Corp.             1,538        73,916
CIT Group, Inc.                        1,800        87,534
Citigroup, Inc.                       44,713     2,220,895
Comerica Incorporated                  1,450        82,534
Commerce Bancorp Inc.                  1,600        58,736
Compass Bancshares, Inc.               1,200        68,376
Countrywide Financial Corp.            5,498       192,650
E*Trade Financial Corp.                4,000        95,680(a)
Equity Office Properties Trust
   (REIT)                              3,100       123,256
Equity Residential (REIT)              2,600       131,508
Federal Home Loan
   Mortgage Corp.                      6,300       417,879
Federal National Mortgage Assoc.       8,800       492,008
Federated Investors Inc. (Class B)       900        30,429
Fifth Third Bancorp                    5,019       191,124
First Horizon National Corp.           1,100        41,811
Franklin Resources, Inc.               1,500       158,625
Genworth Financial, Inc. (Class A)     4,100       143,541
Golden West Financial Corp.            2,400       185,400
Goldman Sachs Group, Inc.              3,850       651,304
Hartford Financial Services
   Group, Inc.                         2,700       234,225
Huntington Bancshares
   Incorporated                        2,078        49,727
Janus Capital Group, Inc.              2,000        39,440
JP Morgan Chase & Co.                 31,380     1,473,605
Keycorp                                3,700       138,528
Kimco Realty Corp. (REIT)              1,900        81,453
Legg Mason, Inc.                       1,200       121,032
Lehman Brothers Holdings, Inc.         4,900       361,914
Lincoln National Corp.                 2,622       162,803


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Loews Corp.                            4,200    $  159,180
M&T Bank Corp.                           700        83,972
Marsh & McLennan
   Companies, Inc.                     5,000       140,750
Marshall & Ilsley Corp.                2,300       110,814
MBIA Inc.                              1,200        73,728
Mellon Financial Corp.                 3,800       148,580
Merrill Lynch & Company, Inc.          8,000       625,760
Metlife, Inc.                          6,900       391,092
MGIC Investment Corp.                    800        47,976
Moody's Corp.                          2,200       143,836
Morgan Stanley                         9,700       707,227
National City Corp.                    5,500       201,300
North Fork Bancorporation, Inc.        4,250       121,720
Northern Trust Corp.                   1,700        99,331
Plum Creek Timber Company,
   Inc (REIT)                          1,600        54,464
PNC Financial Services Group, Inc.     2,700       195,588
Principal Financial Group, Inc.        2,500       135,700
Prologis (REIT)                        2,200       125,532
Prudential Financial, Inc.             4,400       335,500
Public Storage, Inc. (REIT)            1,100        94,589
Realogy Corp.                          1,784        40,461(a)
Regions Financial Corp.                4,122       151,648
Safeco Corp.                           1,100        64,823
Simon Property Group, Inc. (REIT)      2,000       181,240
SLM Corp.                              3,700       192,326
Sovereign Bancorp, Inc.                3,165        68,079
State Street Corp.                     3,000       187,200(e)
SunTrust Banks, Inc.                   3,300       255,024
Synovus Financial Corp.                3,000        88,110
T Rowe Price Group, Inc.               2,400       114,840
The Bank of New York
   Company, Inc.                       7,000       246,820
The Bear Stearns Companies Inc.        1,020       142,902
The Progressive Corp.                  6,900       169,326
The St. Paul Travelers
   Companies, Inc.                     6,276       294,282
Torchmark Corp.                          900        56,799
UnumProvident Corp.                    3,246        62,940
US Bancorp                            16,006       531,719
Vornado Realty Trust (REIT)            1,100       119,900
Wachovia Corp.                        14,302       798,052
Washington Mutual Inc.                 8,714       378,798
Wells Fargo & Co.                     30,400     1,099,872
XL Capital Ltd.                        1,600       109,920
Zions Bancorporation                   1,000        79,810
                                                24,207,982

HEALTHCARE -- 12.4%

Abbott Laboratories                   13,900       674,984(h)
Aetna, Inc.                            4,900       193,795
Allergan, Inc.                         1,400       157,654
AmerisourceBergen Corp.                1,844        83,349
Amgen, Inc.                           10,576       756,501(a)
Applera Corp - Applied
   Biosystems Group                    1,700        56,287

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Barr Pharmaceuticals, Inc.             1,000  $     51,940(a)
Bausch & Lomb Inc.                       500        25,065
Baxter International, Inc.             5,900       268,214
Becton Dickinson & Co.                 2,200       155,474
Biogen Idec, Inc.                      3,095       138,285(a)
Biomet, Inc.                           2,225        71,623
Boston Scientific Corp.               10,839       160,309(a)
Bristol-Myers Squibb Co.              17,800       443,576
C.R. Bard, Inc.                          900        67,500
Cardinal Health, Inc.                  3,675       241,595
Caremark Rx, Inc.                      3,880       219,880
Cigna Corp.                            1,000       116,320
Coventry Healthcare, Inc.              1,500        77,280(a)
Eli Lilly & Co.                        8,900       507,300(h)
Express Scripts, Inc.                  1,300        98,137(a)
Fisher Scientific International Inc.   1,100        86,064(a)
Forest Laboratories, Inc.              2,900       146,769(a)
Genzyme Corp.                          2,400       161,928(a)
Gilead Sciences, Inc.                  4,100       281,670(a)
HCA Inc.                               3,900       194,571
Health Management
   Associates Inc. (Class A)           2,200        45,980
Hospira, Inc.                          1,400        53,578(a)
Humana Inc.                            1,500        99,135(a)
IMS Health Inc.                        1,788        47,632
Johnson & Johnson                     26,468     1,718,832(h)
King Pharmaceuticals, Inc.             2,266        38,590(a)
Laboratory Corp of
   America Holdings                    1,100        72,127(a)
Manor Care, Inc.                         700        36,596
McKesson Corp.                         2,744       144,664
Medco Health Solutions, Inc.           2,694       161,936(a)
Medimmune, Inc.                        2,300        67,183(a)
Medtronic Inc.                        10,400       482,976
Merck & Company, Inc.                 19,600       821,240
Millipore Corp.                          500        30,650(a)
Mylan Laboratories Inc.                1,900        38,247
Patterson Companies, Inc.              1,200        40,332(a)
PerkinElmer, Inc.                      1,100        20,823
Pfizer Inc.                           65,869     1,868,045(h)
Quest Diagnostics Inc.                 1,500        91,740
Schering-Plough Corp.                 13,300       293,797
St. Jude Medical, Inc.                 3,300       116,457(a)
Stryker Corp.                          2,700       133,893
Tenet Healthcare Corp.                 4,200        34,188(a)
Thermo Electron Corp.                  1,400        55,062(a)
UnitedHealth Group, Inc.              12,200       600,240
Waters Corp.                           1,000        45,280(a)
Watson Pharmaceuticals, Inc.             900        23,553(a)
WellPoint, Inc.                        5,600       431,480(a)
Wyeth                                 12,200       620,248(h)
Zimmer Holdings, Inc.                  2,190       147,825(a)
                                                13,818,399

INDUSTRIALS -- 10.7%

Allied Waste Industries, Inc.          2,300        25,921(a)
American Power
   Conversion Corp.                    1,600        35,136


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

American Standard
   Companies, Inc.                     1,600  $     67,152
Avery Dennison Corp.                     800        48,136
Avis Budget Group, Inc.                   90         1,646
Boeing Co.                             7,200       567,720
Burlington Northern
   Santa Fe Corp.                      3,300       242,352
Caterpillar, Inc.                      5,900       388,220
Cintas Corp.                           1,300        53,079
Cooper Industries Ltd.                   800        68,176
CSX Corp.                              4,000       131,320
Cummins, Inc.                            500        59,615
Danaher Corp.                          2,100       144,207
Deere & Co.                            2,100       176,211
Dover Corp.                            1,800        85,392
Eaton Corp.                            1,400        96,390
Emerson Electric Co.                   3,700       310,282
Equifax, Inc.                          1,100        40,381
FedEx Corp.                            2,800       304,304
Fluor Corp.                              800        61,512
General Dynamics Corp.                 3,700       265,179
General Electric Co.                  93,300     3,293,490(h,n)
Goodrich Corp.                         1,100        44,572
Honeywell International Inc.           7,350       300,615
Illinois Tool Works Inc.               3,800       170,620
Ingersoll-Rand Company
   Ltd. (Class A)                      2,900       110,142
ITT Corp.                              1,700        87,159
L-3 Communications
   Holdings, Inc.                      1,100        86,163
Lockheed Martin Corp.                  3,200       275,392
Masco Corp.                            3,700       101,454
Monster Worldwide, Inc.                1,100        39,809(a)
Navistar International Corp.             600        15,492(a)
Norfolk Southern Corp.                 3,800       167,390
Northrop Grumman Corp.                 3,084       209,928
Paccar Inc.                            2,250       128,295
Pall Corp.                             1,200        36,972
Parker Hannifin Corp.                  1,100        85,503
Pitney Bowes Inc.                      1,900        84,303
Raytheon Co.                           4,100       196,841
Robert Half International Inc.         1,500        50,955
Rockwell Automation, Inc.              1,600        92,960
Rockwell Collins, Inc.                 1,600        87,744
RR Donnelley & Sons Co.                1,900        62,624
Ryder System, Inc.                       600        31,008
Southwest Airlines Co.                 7,150       119,119
Textron Inc.                           1,100        96,250
3M Co.                                 6,800       506,056
Tyco International Ltd.               18,166       508,466
Union Pacific Corp.                    2,400       211,200
United Parcel Service Inc.
   (Class B)                           9,800       705,012
United Technologies Corp.              9,100       576,485
W.W. Grainger, Inc.                      700        46,914
Waste Management, Inc.                 4,870       178,632
                                                11,879,896

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 14.9%

ADC Telecommunications, Inc.             985  $     14,775(a)
Adobe Systems Incorporated             5,200       194,740(a)
Advanced Micro Devices, Inc.           4,300       106,855(a)
Affiliated Computer Services,
   Inc. (Class A)                      1,100        57,046(a)
Agilent Technologies, Inc.             3,655       119,482(a)
Altera Corp.                           3,300        60,654(a)
Analog Devices, Inc.                   3,300        96,987
Apple Computer, Inc.                   7,700       593,131(a)
Applied Materials, Inc.               12,400       219,852
Autodesk, Inc.                         2,200        76,516(a)
Automatic Data Processing, Inc.        5,000       236,700
Avaya, Inc.                            4,340        49,650(a)
BMC Software, Inc.                     1,900        51,718(a)
Broadcom Corp. (Class A)               4,200       127,428(a)
CA, Inc.                               3,650        86,469
Ciena Corp.                              757        20,628(a)
Cisco Systems, Inc.                   55,100     1,267,300(a,h)
Citrix Systems, Inc.                   1,600        57,936(a)
Computer Sciences Corp.                1,500        73,680(a)
Compuware Corp.                        3,500        27,265(a)
Comverse Technology, Inc.              1,800        38,592(a)
Convergys Corp.                        1,200        24,780(a)
Corning Incorporated                  14,200       346,622(a)
Dell, Inc.                            20,400       465,936(a)
eBay, Inc.                            10,500       297,780(a)
Electronic Arts, Inc.                  2,800       155,904(a)
Electronic Data Systems Corp.          4,700       115,244
EMC Corp.                             20,562       246,333(a)
First Data Corp.                       7,050       296,100
Fiserv, Inc.                           1,600        75,344(a)
Freescale Semiconductor Inc.
   (Class B)                           3,626       137,824(a)
Google, Inc. (Class A)                 1,947       782,499(a)
Hewlett-Packard Co.                   24,728       907,270
Intel Corp.                           52,100     1,071,697(h)
International Business
   Machines Corp.                     13,700     1,122,578(h)
Intuit Inc.                            3,000        96,270(a)
Jabil Circuit, Inc.                    1,800        51,426
JDS Uniphase Corp.                    15,600        34,164(a)
Juniper Networks, Inc.                 5,000        86,400(a)
Kla-Tencor Corp.                       1,800        80,046
Lexmark International Inc.
   (Class A)                             900        51,894(a)
Linear Technology Corp.                2,700        84,024
LSI Logic Corp.                        3,500        28,770(a)
Lucent Technologies Inc.              41,790        97,789(a,h)
Maxim Integrated Products, Inc.        2,900        81,403
Micron Technology, Inc.                6,700       116,580(a)
Microsoft Corp.                       78,100     2,134,473(h)
Molex, Inc.                            1,250        48,713
Motorola, Inc.                        22,061       551,525
National Semiconductor Corp.           2,600        61,178
NCR Corp.                              1,600        63,168(a)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Network Appliance, Inc.                3,300  $    122,133(a)
Novell, Inc.                           3,200        19,584(a)
Novellus Systems, Inc.                 1,100        30,426(a)
Nvidia Corp.                           3,300        97,647(a)
Oracle Corp.                          36,607       649,408(a)
Parametric Technology Corp.            1,000        17,460(a)
Paychex, Inc.                          3,000       110,550
PMC - Sierra, Inc.                     2,100        12,474(a)
QLogic Corp.                           1,600        30,240(a)
QUALCOMM, Inc.                        14,900       541,615
Sabre Holdings Corp. (Class A)         1,128        26,384
SanDisk Corp.                          1,800        96,372(a)
Sanmina-SCI Corp.                      4,300        16,082(a)
Solectron Corp.                        8,400        27,384(a)
Sun Microsystems, Inc.                32,100       159,537(a)
Symantec Corp.                         8,859       188,520(a)
Symbol Technologies, Inc.              2,200        32,692
Tektronix, Inc.                          800        23,144
Tellabs, Inc.                          4,200        46,032(a)
Teradyne, Inc.                         1,800        23,688(a)
Texas Instruments Incorporated        13,800       458,850
Unisys Corp.                           2,700        15,282(a)
VeriSign Inc.                          2,200        44,440(a)
Xerox Corp.                            8,700       135,372(a)
Xilinx, Inc.                           3,100        68,045
Yahoo! Inc.                           11,400       288,192(a)
                                                16,572,691

MATERIALS -- 2.8%

Air Products & Chemicals, Inc.         2,000       132,740
Alcoa, Inc.                            7,984       223,871
Allegheny Technologies
   Incorporated                          900        55,971
Ashland, Inc.                            600        38,268
Ball Corp.                             1,000        40,450
Bemis Co.                              1,000        32,860
Dow Chemical Co.                       8,694       338,892
E.I. du Pont de Nemours and Co.        8,403       359,985
Eastman Chemical Co.                     700        37,814
Ecolab Inc.                            1,700        72,794
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 1,800        95,868
Hercules Incorporated                  1,000        15,770(a)
International Flavors &
   Fragrances Inc.                       800        31,632
International Paper Co.                4,175       144,580
Louisiana-Pacific Corp.                  900        16,893
MeadWestvaco Corp.                     1,600        42,416
Monsanto Co.                           4,906       230,631
Newmont Mining Corp.                   4,100       175,275
Nucor Corp.                            2,800       138,572
Pactiv Corp.                           1,300        36,946(a)
Phelps Dodge Corp.                     1,800       152,460
PPG Industries, Inc.                   1,500       100,620
Praxair, Inc.                          2,900       171,564
Rohm & Haas Co.                        1,300        61,555
Sealed Air Corp.                         700        37,884
Sigma-Aldrich Corp.                      600        45,402

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Temple-Inland Inc.                     1,000  $     40,100
United States Steel Corp.              1,100        63,448
Vulcan Materials Co.                     900        70,425
Weyerhaeuser Co.                       2,200       135,366
                                                 3,141,052

TELECOMMUNICATION SERVICES -- 3.4%

Alltel Corp.                           3,500       194,250
AT&T, Inc.                            35,089     1,142,498(h)
BellSouth Corp.                       16,400       701,100
CenturyTel, Inc.                       1,000        39,670
Citizens Communications Co.            2,900        40,716
Embarq Corp.                           1,335        64,574
Qwest Communications
   International Inc.                 14,317       124,844(a)
Sprint Nextel Corp. (Series 1)        26,901       461,352
Verizon Communications Inc.           26,166       971,544
Windstream Corp.                       4,518        59,592
                                                 3,800,140

UTILITIES -- 3.3%

Allegheny Energy, Inc.                 1,500        60,255(a)
Ameren Corp.                           1,900       100,301
American Electric Power
   Company, Inc.                       3,540       128,750
Centerpoint Energy, Inc.               2,900        41,528
CMS Energy Corp.                       1,800        25,992(a)
Consolidated Edison, Inc.              2,200       101,640
Constellation Energy Group, Inc.       1,600        94,720
Dominion Resources, Inc.               3,184       243,544
DTE Energy Co.                         1,600        66,416
Duke Energy Corp.                     11,408       344,522
Dynegy Inc. (Class A)                  3,800        21,052(a)
Edison International                   3,000       124,920
Entergy Corp.                          1,900       148,637
Exelon Corp.                           6,050       366,267
FirstEnergy Corp.                      3,031       169,312
FPL Group, Inc.                        3,700       166,500
KeySpan Corp.                          1,600        65,824
Nicor Inc.                               400        17,104
NiSource Inc.                          2,447        53,198
Peoples Energy Corp.                     300        12,195
PG&E Corp.                             3,100       129,115
Pinnacle West Capital Corp.              900        40,545
PPL Corp.                              3,400       111,860
Progress Energy, Inc.                  2,275       103,240
Public Service Enterprise
   Group, Inc.                         2,300       140,737
Sempra Energy                          2,350       118,087
TECO Energy, Inc.                      2,000        31,300
The AES Corp.                          6,000       122,340(a)
The Southern Co.                       6,800       234,328
TXU Corp.                              4,200       262,584
Xcel Energy Inc.                       3,615        74,650
                                                 3,721,463

TOTAL COMMON STOCK
   (COST $88,968,608)                          108,856,258


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

S&P 500 INDEX FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%

GEI Short Term Investment Fund
5.49%                              1,184,983  $  1,184,983(d,l)
Money Market Obligations Trust
5.18%                                  1,324         1,324(p)
                                                 1,186,307

                                   PRINCIPAL
                                      AMOUNT
--------------------------------------------
U.S. GOVERNMENT -- 0.2%
U.S. Treasury Bill
4.81%       12/07/06                $200,000       198,210

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,384,517)                             1,384,517

TOTAL INVESTMENTS
   (COST $90,353,125)                          110,240,775

OTHER ASSETS AND LIABILITIES,
   NET-- 0.9%                                      949,017
                                              ------------

NET ASSETS-- 100.0%                           $111,189,792
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional S&P 500 Index had the following long futures contracts open at September 30, 2006:

                               NUMBER    CURRENT
                 EXPIRATION      OF      NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE    APPRECIATION
--------------------------------------------------------------------------------

S&P Mini 500
  Index         December 2006    34     $2,287,180    $59,313


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Value Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Value Equity Fund returned 12.42% for Investment Class shares and 12.16% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 847 Large-Cap Core Funds returned an average of 8.75% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.8% during the twelve-month period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The Fund enjoyed positive contributions from all sectors but two: telecom and utilities. In general, tilting towards quality stocks had helped the Fund this year, with industrials, information technology and health care contributing most to performance. Our industrials picks (+20.7%) bested the benchmark (+12.3%) with broad-based strength across our holdings. Our electrical equipment holdings advanced +46.1% due to growing global infrastructure investment in power systems -- ABB (+80.1%) and Cooper Industries (+25.5%) led the strength. Deere (+39.9%) also flourished amid strong demand for its agricultural machinery products. Defense and


[PHOTO OMITTED]

PICTURED TO THE LEFT:
PAUL C. REINHARDT

--------------------------------------------------------------------------------
                                                                             Q&A


    aerospace companies continued to benefit the Fund as the business cycle ages because of their relatively steady earnings growth, exemplified by Northrop Grumman (+27.5%). Within technology, Oracle (+43.1%) has been our top performing holding as it has continued to beat earnings expectations. In addition, underweighting Internet stocks such as eBay (-31.2%) and Yahoo (-25.3%) was a key source of strength. Within the communications equipment space, it had been a good call to overweight Cisco Systems (+28.2%) and to avoid QUALCOMM (-18.0%). Careful stock picking within the health care equipment space was key to our success relative to the S&P 500, as evidenced by Baxter International (+15.7%) which rallied on management changes, improving fundamentals and positive legal developments for its Colleague pump. Underweighting biotechnology stocks had been useful as the industry pulled back -0.4% this year, benefiting performance. Avoiding carnage within the health care equipment space was also an important factor, as companies like Medtronic (-12.7%) and Boston Scientific (-36.7%) lagged on uncertainties within the implantable cardiac device market.

    Areas of weakness for the past twelve-month period have been primarily within the telecommunications services and utilities sectors. We had a small weighting in diversified telecom services during a time when several large telecoms benefited from restructuring and consolidation activities. For example, BellSouth rose +69.0% this year on their announced combination with AT&T (+43.0%), and both companies were underweighted in the Fund. We also had wireless exposure through SprintNextel and Vodafone, both of which had negative returns for the period. Underweighting utilities also hurt performance. Electric utilities and independent power producers have successfully passed the higher costs of production on to customers through price increases, in many cases, and being underrepresented in this area hurt performance -- especially as the market mood became more defensive.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the period, and we continued to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund had been positioned for a moderate slowdown in economic growth, given the current levels of interest rates and high energy prices. Despite this general positioning, we went from underweight to overweight in technology during the past twelve-month period, as we believed that large technology stocks were undervalued compared to their historical valuation ranges. In addition, we believe that technology companies would benefit from continued growth in capital spending by corporations. Within our diversified portfolio of high quality tech stocks are new positions in Texas Instruments, Maxim Integrated products and Microchip Technology, as well as increased holdings in Microsoft and Oracle. In the past year, as we prepared ourselves for slowing growth, we increased our weighting in the steady-growth health care sector, initiating positions in Baxter, Quest Diagnostics, and Thermo Electron Corp., and adding to Pfizer and Johnson & Johnson. We had also opportunistically increased our exposure to utilities, initiating a position in Duke Energy, and increasing our holdings in Dominion Resources. Within industrials, although we took some profits and slightly increased our underweight, we did add to some late- and long-cycle names, as well as ones benefiting from secular trends, like ABB and Cooper Industries in the power infrastructure space. In the materials sector, we eliminated Newmont Mining, Alcoa and Alcan as we expect slowing rates of profit growth going forward. Financials and consumer discretionary remained among our largest underweights, given our concerns about the interest rate environment, the flat yield curve, and the credit quality trend. During the period we became underweight in energy, taking profits in Burlington Resources and Encana, two of last year's top performing stocks for the Fund.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,060.94                             2.28

     Service Class                   1,000.00                           1,059.10                             3.54
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.57                             2.27

     Service Class                   1,000.00                           1,021.36                             3.51
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.45% FOR INVESTMENT CLASS AND 0.69% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 6.09% FOR INVESTMENT CLASS SHARES, AND 5.91% FOR SERVICE CLASS
   SHARES.

Value Equity Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       GE Institutional Value Equity            S&P 500 Index
2/2/00                         $10,000.00                       $10,000.00
3/00                            10,550.00                        10,788.83
9/00                            10,389.99                        10,377.68
3/01                             9,588.65                         8,431.20
9/01                             8,763.60                         7,611.15
3/02                             9,807.11                         8,448.53
9/02                             7,304.47                         6,051.63
3/03                             7,575.65                         6,356.85
9/03                             8,774.53                         7,530.64
3/04                             9,927.70                         8,590.78
9/04                             9,948.62                         8,575.37
3/05                            10,696.57                         9,165.64
9/05                            11,091.16                         9,625.97
3/06                            11,752.18                        10,240.73
9/06                            12,468.38                        10,665.16


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE       ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Value Equity Fund       12.42%   7.31%    3.37%          $12,468
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   6.98%    0.97%*         $10,665
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

 [;LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       GE INSTITUTIONAL VALUE EQUITY            S&P 500 INDEX
9/05                           $10,000.00                       $10,000.00
12/05                           10,140.52                        10,209.46
3/06                            10,590.34                        10,638.65
6/06                            10,541.45                        10,485.44
9/06                            11,216.18                        11,079.57


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE       ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Value Equity Fund       12.16%    N/A    12.16%            $11,216
--------------------------------------------------------------------------------
S&P 500 Index           10.80%  12.30%   10.80%*           $11,080
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $92,045
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

Short-Term 2.0%
Telecommunication Services 3.3%
Materials 4.0%
Utilities 4.8%
Energy 7.1%
Consumer Discretionary 7.7%
Consumer Staples 10.0%
Industrials 10.7%
Healthcare 14.4%
Information Technology 16.4%
Financials 19.6%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       4.34%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.19%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.92%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.68%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.32%
--------------------------------------------------------------------------------
 Oracle Corp.                                            2.28%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.18%
--------------------------------------------------------------------------------
 International Business Machines Corp.                   1.98%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.77%
--------------------------------------------------------------------------------
 Baxter International, Inc.                              1.77%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

VALUE EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.8%

Cablevision Systems Corp.             21,473  $    487,652
Comcast Corp. (Class A)               21,473       790,421(a,j)
Koninklijke Philips
   Electronics N.V. ADR               24,171       846,227
Liberty Global, Inc. (Series A)        1,155        29,730(a,j)
Liberty Global, Inc. (Series C)        3,992       100,040(a)
News Corp. (Class A)                  33,103       650,474
Omnicom Group, Inc.                   14,315     1,339,884
Ross Stores, Inc.                      8,049       204,525
Starwood Hotels & Resorts
   Worldwide, Inc.                     8,409       480,911
Target Corp.                          10,199       563,495
Time Warner, Inc.                     69,784     1,272,162(h)
Viacom Inc. (Class B)                  8,408       312,609(a)
                                                 7,078,130

CONSUMER STAPLES -- 10.2%

Alberto-Culver Co.                    10,379       525,074
Altria Group, Inc.                       895        68,512
Clorox Co.                            24,514     1,544,382(h)
Diageo PLC ADR                         3,973       282,242
General Mills, Inc.                   15,209       860,829
Kellogg Co.                           17,356       859,469
Kimberly-Clark Corp.                  15,748     1,029,289
PepsiCo, Inc.                         30,774     2,008,311(h)
Procter & Gamble Co.                  12,525       776,300
The Coca-Cola Co.                     28,987     1,295,139
                                                 9,249,547

ENERGY -- 7.1%

Exxon Mobil Corp.                     59,585     3,998,154(h)
Halliburton Co.                        9,663       274,912
Hess Corp.                            14,493       600,300
Occidental Petroleum Corp.            15,030       723,093
Schlumberger Ltd.                      7,694       477,259
Transocean Inc.                        5,726       419,315(a)
                                                 6,493,033

FINANCIALS -- 19.3%

ACE Ltd.                              12,530       685,767
Allstate Corp.                        23,620     1,481,683(h)
American International
   Group, Inc.                        22,547     1,493,964
Bank of America Corp.                 50,101     2,683,911(h)
BlackRock Inc. (Class A)               2,863       426,587
Chubb Corp.                           18,968       985,577
Citigroup, Inc.                       31,314     1,555,366(h)
Everest Re Group, Ltd.                 1,432       139,663
Federal Home Loan
   Mortgage Corp.                     18,788     1,246,208(h)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.       8,231  $    460,195
Host Hotels & Resorts Inc. (REIT)          1            23
Mellon Financial Corp.                30,240     1,182,384(h)
Merrill Lynch & Company, Inc.         10,199       797,766
Metlife, Inc.                         24,405     1,383,275
Morgan Stanley                        12,166       887,023
Prudential Financial, Inc.             7,820       596,275
State Street Corp.                     6,439       401,794(e)
SunTrust Banks, Inc.                  10,915       843,511
The Bank of New York
   Company, Inc.                       8,589       302,848
                                                17,553,820

HEALTHCARE -- 14.5%

Abbott Laboratories                    2,681       130,189
Aetna, Inc.                           22,372       884,813
Amgen, Inc.                           16,824     1,203,421(a)
Baxter International, Inc.            35,792     1,627,104
DaVita, Inc.                           1,790       103,587(a)
Eli Lilly & Co.                       11,094       632,358
GlaxoSmithKline PLC ADR               15,769       839,384(h)
Johnson & Johnson                     19,503     1,266,525(h)
Medco Health Solutions, Inc.          13,777       828,135(a)
Novartis AG ADR                       13,062       763,343
Pfizer Inc.                           86,962     2,466,242(h)
Quest Diagnostics Inc.                 4,649       284,333
Thermo Electron Corp.                  9,665       380,124(a)
UnitedHealth Group, Inc.               5,009       246,443
Wyeth                                 31,315     1,592,055
                                                13,248,056

INDUSTRIALS -- 8.4%

ABB Ltd. ADR                          48,312       636,752
Burlington Northern
   Santa Fe Corp.                      5,009       367,861
Cooper Industries Ltd.                 6,800       579,496
Deere & Co.                           13,419     1,125,988
Eaton Corp.                           16,462     1,133,409(h)
General Dynamics Corp.                10,557       756,620
ITT Corp.                              5,726       293,572
Northrop Grumman Corp.                17,893     1,217,977(h)
Rockwell Collins, Inc.                 4,473       245,299(j)
Textron Inc.                           3,847       336,613
3M Co.                                 4,295       319,634
Tyco International Ltd.               17,895       500,881
Waste Management, Inc.                 4,473       164,070
                                                 7,678,172

INFORMATION TECHNOLOGY -- 16.6%

Analog Devices, Inc.                  29,167       857,218(h)
Applied Materials, Inc.                3,577        63,420(j)
Cisco Systems, Inc.                   58,154     1,337,542(a,h)
First Data Corp.                      38,829     1,630,818(h)
Hewlett-Packard Co.                   16,105       590,892
Intel Corp.                           35,788       736,159
International Business
   Machines Corp.                     22,187     1,818,003(h)
Maxim Integrated Products, Inc.       16,643       467,169


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

VALUE EQUITY FUND

Schedule of Investments                                      September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Microchip Technology Inc.             14,856  $    481,632
Microsoft Corp.                      107,361     2,934,176(h)
National Semiconductor Corp.          24,163       568,555
Oracle Corp.                         118,097     2,095,041(a,h)
Sun Microsystems, Inc.                66,839       332,190(a)
Texas Instruments Incorporated        25,594       851,001
Xerox Corp.                           12,880       200,413(a)
Yahoo! Inc.                            5,368       135,703(a)
                                                15,099,932

MATERIALS -- 4.0%

Air Products & Chemicals, Inc.        13,957       926,326(h)
Barrick Gold Corp.                    31,852       978,493(h)
Dow Chemical Co.                       8,052       313,867
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                14,673       781,484
Monsanto Co.                           5,368       252,350
PAN American Silver Corp.              1,790        34,977(a,j)
Praxair, Inc.                          1,521        89,982
Vulcan Materials Co.                     716        56,027
Weyerhaeuser Co.                       3,400       209,202
                                                 3,642,708

TELECOMMUNICATION SERVICES -- 3.3%

Alltel Corp.                          14,315       794,483
AT&T, Inc.                             4,474       145,673
Sprint Nextel Corp. (Series 1)        33,283       570,803
Verizon Communications Inc.           38,471     1,428,428
Vodafone Group, PLC ADR                5,007       114,460
                                                 3,053,847

UTILITIES -- 4.9%

American Electric Power
   Company, Inc.                       9,304       338,387
Constellation Energy Group, Inc.      18,789     1,112,309
Dominion Resources, Inc.              15,926     1,218,180
Duke Energy Corp.                     24,542       741,168
Edison International                   5,012       208,700
Entergy Corp.                         10,379       811,949
                                                 4,430,693

TOTAL COMMON STOCK
   (COST $77,090,500)                           87,527,938

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          15,497       537,126(o)
Industrial Select Sector
   SPDR Fund                          63,918     2,131,026(h,o)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,156,211)                             2,668,152


TOTAL INVESTMENTS IN SECURITIES
   (COST $79,246,711)                           90,196,090

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 0.7%

GEI Short Term Investment Fund
5.49%                                668,351  $    668,351(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.3%

State Street Navigator Secirities
   Lending Prime Portfolio
5.33%                              1,180,256     1,180,256(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,848,607)                             1,848,607


TOTAL INVESTMENTS
   (COST $81,095,318)                           92,044,697


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (1.1)%                         (1,000,586)
                                               -----------

NET ASSETS-- 100.0%                            $91,044,111
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Value Equity had the following long futures contracts open at September 30, 2006:

                                 NUMBER     CURRENT
                 EXPIRATION        OF       NOTIONAL     UNREALIZED
DESCRIPTION         DATE        CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures       December 2006      1        $336,350       $5,060


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER FOR THE SMALL-CAP EQUITY FUND. PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Small-Cap Equity Fund returned 7.13% for Investment Class shares and 6.87% for Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned 9.91% and the Fund's Lipper peer group of 657 Small-Cap Core Funds returned an average of 7.55% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The Fund achieved a solid return while remaining invested in companies with greater consistent earnings growth, higher return-on-invested-capital, and increasing free cash flow generation. The market had experienced a style leadership change and defensive sectors have led in the last two quarters, possibly indicating investors' growing expectations of economic weakness. When profit growth is scarce, earnings predictability and visibility matter more.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The Fund's holdings in the Consumer Discretionary, Consumer Staples, and Energy sectors declined 13.0%, 12.7%, and 15.9%, respectively during the period and trailed their respective Index's sector return. Our positions in the Materials, Financial Services, and Industrials Sectors gained 24.3%, 18.9%, and 23.1% respectively, and readily surpassed the respective returns achieved by the Index's sectors. Some core holdings in the Fund were trimmed as their returns approached high double and triple digits. While the outlook continued to be positive for these stocks, the prices declined greatly with the market's increased volatility over the past few months and the Fund lagged its benchmark.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The most significant changes in sector allocation include reductions in the Consumer Discretionary and Information Technology sectors and increases in the Financial Services and Industrial sectors. Continued rate increases by the Federal Reserve to stem inflationary pressure impeded the buying power of most consumers in the past twelve months. We also scaled back our exposure to the Health Care sector and added a few new stocks to the Industrials sector, but most of the increase in allocation was due to market appreciation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                             936.78                             2.90

     Service Class                   1,000.00                             935.52                             4.07
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,021.77                             3.10

     Service Class                   1,000.00                           1,020.56                             4.34
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.61% FOR INVESTMENT CLASS AND 0.86% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: (6.32)% FOR INVESTMENT CLASS SHARES, AND (6.45)% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

 [LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                     GE INSTITUTIONAL SMALL-CAP EQUITY       RUSSELL 2000 INDEX
8/3/98                         $10,000.00                       $10,000.00
9/98                             8,910.00                         8,689.02
9/99                            10,155.95                        10,338.27
9/00                            13,051.23                        12,772.28
9/01                            13,713.48                        10,071.48
9/02                            13,284.89                         9,144.80
9/03                            14,662.24                        12,487.81
9/04                            17,296.66                        14,831.73
9/05                            20,948.01                        17,486.27
9/06                            22,442.39                        19,219.32

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                         ONE      FIVE      SINCE       ENDING VALUE OF A
                         YEAR     YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Small-Cap Equity Fund    7.13%   10.35%     10.41%            $22,442
--------------------------------------------------------------------------------
Russell 2000 Index       9.91%   13.80%     8.33%*            $19,219
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

 [LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                     GE INSTITUTIONAL SMALL-CAP EQUITY       RUSSELL 2000 INDEX
9/05                           $10,000.00                       $10,000.00
12/05                           10,124.15                        10,113.63
3/06                            11,423.54                        11,522.30
6/06                            10,652.24                        10,943.20
9/06                            10,686.99                        10,991.09


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE      FIVE      SINCE       ENDING VALUE OF A
                         YEAR     YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Small-Cap Equity Fund    6.87%     N/A      6.87%          $10,687
--------------------------------------------------------------------------------
Russell 2000 Index       9.91%   15.46%     9.91%*         $10,991
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $787,801
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Utilities 0.9%
Consumer Staples 2.0%
Materials 2.3%
Energy 5.8%
Healthcare 6.6%
Consumer Discretionary 9.5%
Information Technology 11.1%
Financials 17.7%
Short-Term 21.7
%Industrials 22.4%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 The Manitowoc Company Inc.                              2.33%
--------------------------------------------------------------------------------
 Harsco Corp.                                            2.13%
--------------------------------------------------------------------------------
 HCC Insurance Holdings, Inc.                            2.03%
--------------------------------------------------------------------------------
 DRS Technologies, Inc.                                  1.94%
--------------------------------------------------------------------------------
 Parametric Technology Corp.                             1.92%
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                     1.88%
--------------------------------------------------------------------------------
 Raymond James Financial, Inc.                           1.79%
--------------------------------------------------------------------------------
 Federal Realty Investment Trust (REIT)                  1.74%
--------------------------------------------------------------------------------
 Woodward Governor Co.                                   1.74%
--------------------------------------------------------------------------------
 Oil States International, Inc.                          1.70%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                             SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.5%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 11.8%

ACCO Brands Corp.                      2,100  $     46,746 (a)
American Eagle Outfitters            294,400    12,903,552
Arbitron, Inc.                       226,900     8,397,569(j)
Bright Horizons Family
   Solutions, Inc.                   152,400     6,359,652(a)
Brinker International, Inc.          166,400     6,670,976
CBRL Group, Inc.                      70,900     2,866,487(j)
Finish Line (Class A)                237,900     3,002,298(j)
Interactive Data Corp.               494,600     9,867,270(a,j)
Pool Corp.                           170,500     6,564,250(j)
RARE Hospitality International, Inc. 111,300     3,401,328(a)
The Talbots, Inc.                    205,400     5,597,150(j)
Timberland Co. (Class A)             124,400     3,578,988(a,j)
Triarc Companies, Inc. (Class A)     182,500     3,027,675(j)
Triarc Companies, Inc. (Class B)     154,100     2,329,992(j)
                                                74,613,933

CONSUMER STAPLES -- 2.4%

Central European
   Distribution Corp.                289,550     6,778,365(a,j)
Smithfield Foods, Inc.               322,300     8,708,546(a,j)
                                                15,486,911

ENERGY -- 7.3%

Chesapeake Energy Corp.              448,800    13,006,224(j)
Dril-Quip Inc.                        86,900     5,881,392(a,j)
Hydril Company                       141,800     7,949,308(a,j)
Oil States International, Inc.       488,200    13,425,500(a,j)
St. Mary Land & Exploration Co.      161,100     5,913,981(j)
                                                46,176,405

FINANCIALS -- 22.0%

BioMed Realty Trust, Inc. (REIT)     430,600    13,064,404
Cullen/Frost Bankers, Inc.           210,100    12,147,982(j)
Federal Realty Investment
   Trust (REIT)                      184,100    13,678,630
Global Cash Access Holdings, Inc.    434,200     6,552,078(a,j)
HCC Insurance Holdings, Inc.         487,450    16,027,356
Hilb Rogal & Hobbs Co.               231,700     9,882,005
Jones Lang LaSalle Inc.              133,100    11,377,388(j)
Omega Healthcare
   Investors, Inc. (REIT)            608,000     9,126,080
Raymond James Financial, Inc.        481,375    14,075,405
Sandy Spring Bancorp, Inc.            85,300     3,016,208(j)
Sky Financial Group, Inc.            260,100     6,476,490

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Sterling Bancorp                     105,977  $  2,083,508(j)
Trammell Crow Co.                    266,200     9,718,962(a,j)
Webster Financial Corp.              148,300     6,986,413
Westamerica Bancorporation           102,000     5,152,020(j)
                                               139,364,929

HEALTHCARE -- 8.3%

Computer Programs and
   Systems, Inc.                     295,400     9,680,258(j)
Immunicon Corp.                      374,400     1,639,872(a,j)
KV Pharmaceutical Co. (Class A)      327,700     7,766,490(a,j)
Medical Action Industries Inc.       211,800     5,695,302(a,j)
Molina Healthcare, Inc.               82,500     2,917,200(a,j)
Salix Pharmaceuticals Ltd.           255,200     3,460,512(a,j)
The Cooper Companies, Inc.           125,400     6,708,900(j)
Thoratec Corp.                       329,500     5,143,495(a,j)
Varian, Inc.                         201,900     9,261,153(a)
                                                52,273,182

INDUSTRIALS -- 27.8%

ADESA, Inc.                          522,200    12,068,042
Comfort Systems USA, Inc.            626,800     7,183,128
DRS Technologies, Inc.               349,700    15,271,399(j)
EDO Corp.                            126,000     2,882,880(j)
Genesee & Wyoming Inc. (Class A)     527,149    12,240,388(a,j)
Harsco Corp.                         216,000    16,772,400
Herman Miller Inc.                   282,200     9,654,062
Matthews International
   Corp. (Class A)                   101,000     3,717,810
Mueller Industries, Inc.             287,100    10,097,307
NCI Building Systems, Inc.            96,500     5,613,405(a,j)
Old Dominion Freight Line            252,500     7,582,575(a,j)
Oshkosh Truck Corp.                  292,800    14,777,616
Quanta Services, Inc.                529,100     8,920,626(a,j)
RailAmerica, Inc.                    122,500     1,337,700(a,j)
Teledyne Technologies Inc.           257,400    10,193,040(a)
TeleTech Holdings Inc.               384,200     6,005,046(a,j)
The Manitowoc Company Inc.           409,200    18,328,068
Woodward Governor Co.                407,800    13,677,612(j)
                                               176,323,104

INFORMATION TECHNOLOGY -- 13.9%

Blackbaud, Inc.                      348,000     7,652,520(j)
CommScope, Inc.                       47,800     1,570,173(a)
Digital Insight Corp.                353,600    10,367,552(a)
Intergraph Corp.                      43,200     1,852,416(a,j)
Kronos Inc.                           78,300     2,669,247(a)
Manhattan Associates, Inc.           130,500     3,150,270(a)
Micros Systems, Inc.                 273,000    13,355,160(a)
Mobility Electronics, Inc.           626,200     3,481,672(a,j)
MoneyGram International, Inc.        348,500    10,127,410(j)
Parametric Technology Corp.          867,080    15,139,217(a)
Photon Dynamics, Inc.                315,100     4,181,377(a)
Rudolph Technologies, Inc.           470,700     8,627,931(a,j)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

SMALL-CAP EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Semtech Corp.                        337,400 $   4,305,224(a)
Zebra Technologies Corp. (Class A)    35,100     1,254,474(a)
                                                87,734,643

MATERIALS -- 2.9%

Commercial Metals Co.                519,000    10,551,270
Packaging Corporation of America     328,600     7,623,520
                                                18,174,790

UTILITIES -- 1.1%

IDACORP, Inc.                        177,700     6,718,837(j)

TOTAL COMMON STOCK
   (COST $579,696,186)                         616,866,734

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 27.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

GEI Short Term Investment Fund
5.49%                             10,378,749    10,378,749(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 25.4%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                            160,555,743   160,555,743(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $170,934,492)                         170,934,492

TOTAL INVESTMENTS
   (COST $750,915,352)                         787,801,226

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (24.5)%                      (154,793,027)
                                              ------------

NET ASSETS-- 100.0%                           $633,008,199
                                              ============


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

International Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional International Equity Fund returned 20.39% for Investment Class shares and 20.02% for Services Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 19.16% and the Fund's Lipper peer group of 205 International Multi-Cap Core Funds returned an average of 17.43% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. Returns have been positively strong for the fiscal year despite periods of extreme volatility. Global GDP has been growing steadily enhanced by the accelerating economies of China and India. Underlying demand has pushed commodities such as crude oil and base metals to record highs. Interest rates, while rising, are still at attractively low levels fuelling unprecedented activity in the M & A markets attracted by massive cash flow generation at the best-run companies.


Q.  WHICH STOCKS & SECTORS SIGNIFICANTLY AFFECTED
    FUND PERFORMANCE?

A. Energy, while the weakest sector overall, made a substantial contribution to returns through selection of oil-service and equipment stocks and avoidance of the large British majors (BP and Shell). Similarly, stock selection in the weak telecom services sector, hit by severe competition, was a major positive. The weakest segment of the portfolio was materials, where metals and mining stocks (CVRD and BHP Billiton) fell, hit by declining prices in the second half. Strong individual contributions came from diverse holdings such as industrials (ABB), real estate (Mitsubishi Estate; Capitaland) and banks (Unicredito, BNP Paribas).

    Recovery in Japan's economy had allowed us to increase our weight in domestic stocks and enthusiasm for Asian real estate has increased our weight in the Pacific Rim. Weights in the UK and Emerging Markets have dropped slightly as a result. The weight in financial stocks has risen, mainly in Japan and healthcare opportunities were added late in the period. Telecom services, long an underweight, were added taking advantage of emerging market growth opportunities and industrials were trimmed where values reached our target levels.


[PHOTO OMITTED]

PICTURED TO THE LEFT:
RALPH R. LAYMAN

International Equity Fund
--------------------------------------------------------------------------------
                                                                             Q&A


Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON
    FINANCIAL MARKETS?

A. Geopolitical concerns have raised the level of risk associated with global investing. Lebanon, Iran, Iraq, North Korea have created security concerns while rising rates, inflation and. housing weakness in the US have reminded us of more direct economic risks. All of these factors have added to market volatility in recent months.


Q.  WHAT WERE THE MAJOR BUYS & SELLS FOR THE PERIOD AND WHY?

A. Key buys included three Japanese companies directly correlated to rising consumption in Japan - Shiseido (consumer products), Sekisui Chemical (housing) and Seven and I. (food & department stores). East Japan Railway was added for its valuable real estate component. Bayer (Germany) was added for its renewed pharmaceutical focus via the Schering acquisition while Potash Canada (fertilizers) was increased on pricing gains in China.

    Telefonica (Spain) was eliminated due to its deteriorating margins while consumer finance company Acom (Japan) was sold as it lost market share to rapidly expanding Japanese banks. Wolseley (UK - construction materials) was sold in advance of the decline in US housing.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,017.51                             2.83

     Service Class                   1,000.00                           1,016.19                             4.08
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.02                             2.84

     Service Class                   1,000.00                           1,020.81                             4.09
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.56% FOR INVESTMENT CLASS AND 0.81% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 1.75% FOR INVESTMENT CLASS SHARES, AND 1.62% FOR SERVICE CLASS
   SHARES.

International Equity Fund
--------------------------------------------------------------------------------


                     CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   GE INSTITUTIONAL INTERNATIONAL EQUITY       MSCI EAFE INDEX
11/25/97                       $10,000.00                       $10,000.00
9/98                            10,066.17                        10,031.47
9/99                            13,035.72                        13,136.61
9/00                            14,551.12                        13,554.35
9/01                            10,290.32                         9,665.57
9/02                             8,644.21                         8,164.62
9/03                            10,808.97                        10,288.10
9/04                            13,136.25                        12,559.81
9/05                            16,585.89                        15,799.58
9/06                            19,967.36                        18,826.88


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                        ONE      FIVE     SINCE         ENDING VALUE OF A
                        YEAR     YEAR    INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
 Equity Fund            20.39%   14.18%   8.13%             $19,967
--------------------------------------------------------------------------------
MSCI EAFE Index         19.16%   14.26%   7.43%*            $18,827
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   GE INSTITUTIONAL INTERNATIONAL EQUITY       MSCI EAFE INDEX
1/3/01                         $10,000.00                       $10,000.00
3/01                             8,821.46                         8,626.76
9/01                             7,343.89                         7,327.60
3/02                             8,180.19                         7,878.46
9/02                             6,144.04                         6,189.71
3/03                             5,908.57                         6,047.93
9/03                             7,667.61                         7,799.55
3/04                             9,231.93                         9,527.81
9/04                             9,295.78                         9,521.76
3/05                            10,581.21                        10,962.29
9/05                            11,716.89                        11,977.88
3/06                            13,838.51                        13,638.08
9/06                            14,062.61                        14,272.92


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                        ONE      FIVE     SINCE         ENDING VALUE OF A
                        YEAR     YEAR    INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
International
 Equity Fund            20.02%   13.87%   6.12%             $14,063
--------------------------------------------------------------------------------
MSCI EAFE Index         19.16%   14.26%   6.38%*            $14,273
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.


REGIONAL ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $1,660,432
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

Emerging Europe  0.8%
Canada 2.3%
Pac Basin ex Japan 3.1%
Latin America 3.8%
Emerging Asia 4.4%
United Kingdom 12.1%
Japan 17.5%
Short-Term 19.2%
Continental Europe 36.8%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 BHP Billiton PLC                                        2.02%
--------------------------------------------------------------------------------
 Roche Holding AG                                        1.96%
--------------------------------------------------------------------------------
 BNP Paribas                                             1.89%
--------------------------------------------------------------------------------
 Nomura Holdings, Inc.                                   1.76%
--------------------------------------------------------------------------------
 Nestle S.A. (Regd.)                                     1.75%
--------------------------------------------------------------------------------
 Mitsubishi UFJ Financial Group, Inc.                    1.65%
--------------------------------------------------------------------------------
 UniCredito Intaliano S.p.A.                             1.64%
--------------------------------------------------------------------------------
 Koninklijke Philips Electronics N.V.                    1.56%
--------------------------------------------------------------------------------
 Novartis AG (Regd.)                                     1.56%
--------------------------------------------------------------------------------
 Saipem S.p.A.                                           1.52%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------

ARGENTINA -- 0.6%

Tenaris S.A. ADR                     241,775  $  8,553,999

BRAZIL -- 1.9%

Cia Vale do Rio Doce ADR             455,448     9,819,459(j)
Petroleo Brasileiro S.A. ADR         218,738    16,370,352
                                                26,189,811

CANADA -- 2.8%

Canadian National Railway Co.        323,472    13,554,713(j)
EnCana Corp.                          78,953     3,680,675(j)
Nortel Networks Corp.                752,434     1,719,811(a,j)
Potash Corp of Saskatchewan          188,030    19,553,875(j)
                                                38,509,074

CHINA -- 0.7%

China Petroleum & Chemical Corp.  15,718,000     9,722,578(j)

DENMARK -- 0.5%

Group 4 Securicor PLC              2,041,091     6,448,945

EGYPT -- 0.6%

Orascom Construction Industries      177,161     7,747,410

FINLAND -- 1.8%

Nokia OYJ                          1,254,534    24,886,566

FRANCE -- 9.6%

Accor S.A.                            21,779     1,482,884(j)
AXA S.A.                             376,233    13,859,324(j)
BNP Paribas                          292,466    31,435,329(h,j)
Carrefour S.A.                        71,738     4,528,256(j)
Credit Agricole S.A.                 361,649    15,869,233(j)
France Telecom S.A.                   55,632     1,275,540(j)
Lagardere SCA (Regd.)                 32,995     2,378,215(j)
LVMH Moet Hennessy
   Louis Vuitton S.A.                120,810    12,434,176(j)
Renault S.A.                          23,648     2,709,529(j)
Sanofi-Aventis                        80,374     7,147,324(j)
Total S.A.                           322,683    21,153,255(j)
Veolia Environnement                 329,271    19,858,317(j)
                                               134,131,382

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

GERMANY -- 6.4%

Allianz AG (Regd.)                    71,293 $  12,325,560(j)
BASF AG                              103,643     8,290,946
Bayer AG                             212,443    10,818,306
E.ON AG                              196,792    23,303,273(h,j)
Linde AG                             159,770    15,035,448
Siemens AG (Regd.)                   219,551    19,134,390
                                                88,907,923

GREECE -- 0.0%*

Hellenic Telecommunications
   Organization S.A.                  28,109       688,641(a)

HONG KONG -- 1.5%

Hongkong Land Holdings Ltd.        1,572,992     6,103,209
Jardine Matheson Holdings Ltd.       307,231     5,622,327
Sun Hung Kai Properties Ltd.         903,035     9,844,759
                                                21,570,295

INDIA -- 0.9%

ICICI Bank Ltd.                      506,555     7,694,011
ICICI Bank Ltd. ADR                    9,580       294,202
Larsen & Toubro Ltd.                 145,950     4,042,426
                                                12,030,639

ITALY -- 5.3%

Banca Intesa S.p.A.                2,204,894    14,495,922(j)
ENI S.p.A.                           218,567     6,470,444(j)
Saipem S.p.A.                      1,159,453    25,174,146(j)
UniCredito Italiano S.p.A.         3,277,479    27,173,172(j)
                                                73,313,684

JAPAN -- 20.9%

Asahi Glass Company Ltd.             999,035    12,328,751(j)
Bank of Yokohama Ltd.              1,167,768     9,198,528
Chiyoda Corp.                        682,427    13,352,021(j)
East Japan Railway Co.                 2,182    15,265,591(j)
Hoya Corp.                           457,800    17,254,987(j)
Komatsu Ltd.                         642,734    11,105,555(j)
Kubota Corp.                         547,000     4,494,050(j)
Marui Company Ltd.                   136,000     1,991,649(j)
Mitsubishi Estate Company Ltd.     1,036,857    22,657,782
Mitsubishi Heavy Industries Ltd.     562,000     2,327,684(j)
Mitsubishi UFJ
   Financial Group, Inc.               2,132    27,447,931
Mitsui Sumitomo Insurance
   Company Ltd.                    1,248,000    15,612,552
Nidec Corp.                          269,304    20,323,539(j)
Nomura Holdings, Inc.              1,656,588    29,184,797(j)
Sekisui Chemical Company Ltd. 1,432,954 12,088,444(j) Seven & I Holdings Company Ltd. 392,800 12,642,527(j)
Shiseido Company Ltd.                661,000    13,212,722(j)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SMC Corp.                             61,558 $   8,149,337
Toray Industries Inc.              2,526,992    19,027,619(j)
Toyota Motor Corp.                   436,667    23,744,566(j)
                                               291,410,632

MALAYSIA -- 0.3%

Malaysia International
   Shipping Corp. BHD              2,063,020     4,810,730

MEXICO -- 1.1%

America Movil S.A. de C.V.
   ADR (Series L)                    389,094    15,318,631

NETHERLANDS -- 3.0%

ING Groep N.V.                       377,258    16,578,053
Koninklijke Philips Electronics
   N.V.                              738,446    25,883,242
                                                42,461,295

NORWAY -- 2.9%

Acergy S.A.                        1,176,511    20,123,948(a)
Orkla ASA                             74,509     3,549,055
Telenor ASA                        1,338,191    17,469,883
                                                41,142,886

RUSSIA -- 0.2%

LUKOIL ADR                            43,196     3,261,298

SINGAPORE -- 2.2%

CapitaLand Ltd.                    4,479,000    14,258,037
Singapore Telecommunications
   Ltd.                           10,446,500    16,067,486
                                                30,325,523

SOUTH AFRICA -- 0.2%

MTN Group, Ltd.                      265,587     2,153,921

SOUTH KOREA -- 2.3%

Kookmin Bank                         209,135    16,483,329
Samsung Electronics
   Company Ltd.                       21,960    15,405,642
                                                31,888,971

SPAIN -- 1.4%

Banco Santander Central
   Hispano S.A. (Regd.)            1,265,639    19,992,499(j)

SWEDEN -- 2.0%

Sandvik AB                         1,540,087    17,652,511(j)
Telefonaktiebolaget LM
   Ericsson (Series B)             2,955,856    10,244,693
                                                27,897,204

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


SWITZERLAND -- 10.9%

ABB Ltd. (Regd.)                   1,337,175  $ 17,541,791
Adecco S.A. (Regd.)                  121,185     7,291,685
Credit Suisse Group, (Regd.)         361,347    20,848,882(h)
Holcim Ltd. (Regd.)                  102,583     8,360,766
Nestle S.A. (Regd.)                   83,711    29,106,420(h)
Novartis AG (Regd.)                  444,252    25,862,591
Roche Holding AG                     188,828    32,556,811
Swiss Reinsurance                    132,257    10,093,700
                                               151,662,646

TAIWAN -- 1.0%

Taiwan Semiconductor
   Manufacturing Company Ltd.      7,833,574    14,129,900

UNITED KINGDOM -- 14.4%

BG Group, PLC                        817,462     9,910,092(a)
BHP Billiton PLC                   1,948,028    33,549,925(h)
Brambles Industries PLC              431,929     3,864,678(h)
Diageo PLC                           927,249    16,341,944
GlaxoSmithKline PLC                  821,502    21,820,950(h)
Group 4 Securicor PLC              1,987,171     6,273,175
Lloyds TSB Group, PLC              1,270,832    12,806,930
National Grid PLC                     89,277     1,113,157
Prudential PLC                     1,295,914    16,061,368
Reed Elsevier PLC                    856,943     9,484,310(h)
Rio Tinto PLC (Regd.)                331,989    15,670,916
Royal Bank of Scotland
   Group, PLC                        664,424    22,824,038
Smiths Group, PLC                    592,935     9,929,396(h)
Tesco PLC                          2,208,969    14,854,484(h)
Vodafone Group, PLC                2,488,004     5,681,531
                                               200,186,894

TOTAL COMMON STOCK
   (COST $1,103,592,905)                     1,329,343,977

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $13,265,421)                687,809    12,731,345

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,116,858,326)                     1,342,075,322

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.2%

GEI Short Term Investment Fund
5.49%                             31,159,508    31,159,508(d,l)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 20.6%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                            287,197,236 $ 287,197,236(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $318,356,744)                         318,356,744

TOTAL INVESTMENTS
   (COST $1,435,215,070)                     1,660,432,066

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (19.1)%                      (266,203,177)
                                            --------------

NET ASSETS-- 100.0%                         $1,394,228,889
                                            ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional International Equity had the following long futures contracts open at September 30, 2006:

                              NUMBER     CURRENT
                EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION        DATE      CONTRACTS    VALUE    APPRECIATION
--------------------------------------------------------------------------------

DJ EURO Stoxx
  50 Index
  Futures      December 2006    225   $11,152,780    $122,102
FTSE 100
  Index
  Futures      December 2006     49     5,479,419      33,047
TOPIX Index
  Futures      December 2006     41     5,608,351      79,490
                                                     --------
                                                     $234,639
                                                     ========

The GE Institutional International Equity was invested in the following sectors at September 30, 2006:


                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                      24.02%
Short-Term                                      19.17%
Industrials                                     11.38%
Materials                                        9.21%
Energy                                           7.49%
Information Technology                           6.26%
Consumer Discretionary                           5.55%
Consumer Staples                                 5.46%
Healthcare                                       5.26%
Telecommunication Services                       3.53%
Utilities                                        2.67%
                                               -------
                                               100.00%
                                               =======

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Premier Growth Equity Fund
--------------------------------------------------------------------------------


THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Premier Growth Equity Fund returned 5.47% for Investment Class shares and 5.24% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 10.80% and the Fund's Lipper peer group of 717 Large-Cap Growth Funds returned an average of 3.53% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. The overall market, as measured by the S&P 500, advanced +10.8% during the twelve-month period ended September 30, 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower toward the end of the period. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large cap outperformance in the later stages of the business cycle.

    During the year, the market moved in fits and starts, alternating between fears of potential inflation or the possibility of a severe economic slowdown driven by the downturn in housing. Through this uncertainty, corporate earnings growth remained remarkably strong with another year of double-digit growth. In the last few months, the stock market has strengthened as commodity prices have cooled and the end of Fed tightening seems near.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. For the twelve-month period ending September 30, 2006, the Fund underperformed the benchmark. The areas detracting most from performance included health care, information technology, financials, and telecom. The majority of the underperformance in health care was attributable to the decline in four holdings: UnitedHealth, Lincare, Medtronic and Amgen. We continue to believe that UnitedHealth Group's underlying business had been unaffected by the options backdating issue. Recently the stock has gained back some of the ground lost in the first part of 2006, jumping over +9% during the September quarter. Our technology performance was aided by strong returns from Cisco, Molex and Intuit. Despite these positive contributors, the portfolio's sector holdings trailed the benchmark sector. Yahoo declined during the period and shares in the Fund's top ten holding, First Data, fell. Ebay also declined due to investors concern over potential competition from Google. In addition, semiconductor companies Analog Devices and Linear Technology declined as the near-term demand for the companies' products became


[PHOTO OMITTED]

PICTURED TO THE LEFT:
DAVID B. CARLSON

--------------------------------------------------------------------------------
                                                                             Q&A


    clouded. Dell was eliminated from the portfolio during the third quarter due to deteriorating business fundamentals. Financials also negatively impacted performance. State Street and Fannie Mae added to performance, but these contributions were offset by weakness in student loan giant Sallie Mae and insurer AFLAC. The underperformance in telecom was driven by a lack of exposure to diversified telecom services, an industry that rallied due to M&A activity during the period.

    Sectors that contributed positively to performance during the period included energy, materials, and industrials. Despite an underweight position in the energy sector, Fund holdings concentrated in the oil services industry outperformed the benchmark sector. Strength in oil services giant Schlumberger was the main driver of this positive performance. Monsanto, our sole holding in the materials sector, continued to exceed earnings guidance as the company is experiencing very strong demand for its genetically modified seed traits. Within industrials, a strong return from Dover, the Fund's sole holding in the sector, was more than enough to offset an underweight position in the group.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. During the period there were no significant changes to the Fund's composition or positioning. In the past twelve months, we eliminated positions in Expedia, IAC/ InterActiveCorp, Intel, Dell, Vodafone and Baker Hughes. In early 2006, Intel was eliminated based on a disappointing fourth quarter earnings report, increased competition from AMD, and the possibility of slowing personal computer unit growth in 2006. In addition, within the energy sector, we swapped our position in Baker Hughes in favor of Transocean. The transaction was based on a more favorable view of valuation and business fundamentals. The Fund added new positions in Linear Technology, Transocean and CB Richard Ellis Group.

    The philosophy of the Premier Growth Equity strategy remains unchanged, despite the challenging environment for growth investors. We continue to focus on fundamental, bottom-up stock selection to identify high-quality companies that we believe have the ability to produce double-digit earnings growth for the foreseeable future.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,000.00                             1.80

     Service Class                   1,000.00                             999.09                             3.03
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.96                             1.86

     Service Class                   1,000.00                           1,021.74                             3.13
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
  FOLLOWS: 0.00% FOR INVESTMENT CLASS SHARES, AND (0.09)% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                          GE INSTITUTIONAL
                         PREMIER GROWTH EQUITY          S&P 500 INDEX
10/29/99                       $10,000.00               $10,000.00
3/00                            12,103.05                11,069.14
9/00                            11,462.36                10,647.30
3/01                            10,050.64                 8,650.25
9/01                             8,759.44                 7,808.89
3/02                            10,258.26                 8,668.03
9/02                             7,405.86                 6,208.85
3/03                             7,782.05                 6,522.01
9/03                             9,384.24                 7,726.29
3/04                            10,304.04                 8,813.98
9/04                            10,021.89                 8,798.16
3/05                            10,546.71                 9,403.77
9/05                            11,020.84                 9,876.06
3/06                            11,623.45                10,506.80
9/06                            11,623.45                10,942.25


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         ONE      FIVE     SINCE        ENDING VALUE OF A
                         YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Premier Growth
 Equity Fund             5.47%    5.82%    2.20%            $11,623
--------------------------------------------------------------------------------
S&P 500 Index           10.80%    6.98%    1.31%*           $10,942
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                             GE INSTITUTIONAL
                           PREMIER GROWTH EQUITY                S&P 500 INDEX
1/3/01                         $10,000.00                       $10,000.00
3/01                             9,400.97                         8,815.97
9/01                             8,173.91                         7,958.49
3/02                             9,564.32                         8,834.09
9/02                             6,892.50                         6,327.80
3/03                             7,234.48                         6,646.95
9/03                             8,716.24                         7,874.30
3/04                             9,561.82                         8,982.83
9/04                             9,290.01                         8,966.71
3/05                             9,754.97                         9,583.92
9/05                            10,185.05                        10,065.26
3/06                            10,728.57                        10,708.07
9/06                            10,718.75                        11,151.87


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE      FIVE     SINCE        ENDING VALUE OF A
                         YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Premier Growth
 Equity Fund             5.24%   5.57%     1.22%            $10,719
--------------------------------------------------------------------------------
S&P 500 Index           10.80%   6.98%     1.91%*           $11,152
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $602,861
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Materials 3.6%
Industrials 4.0%
Short-Term 5.6%
Energy 5.8%
Financials 14.0%
Consumer Discretionary 18.9%
Healthcare 20.7%
Information Technology 27.4%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 State Street Corp.                                      4.09%
--------------------------------------------------------------------------------
 Dover Corp.                                             4.01%
--------------------------------------------------------------------------------
 First Data Corp.                                        3.93%
--------------------------------------------------------------------------------
 Amgen, Inc.                                             3.89%
--------------------------------------------------------------------------------
 Molex, Inc. (Class A)                                   3.89%
--------------------------------------------------------------------------------
 SLM Corp.                                               3.69%
--------------------------------------------------------------------------------
 Cisco Systems, Inc.                                     3.61%
--------------------------------------------------------------------------------
 Monsanto Co.                                            3.60%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       3.47%
--------------------------------------------------------------------------------
 Comcast Corp. (Class A)                                 3.46%
--------------------------------------------------------------------------------

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.1%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 19.4%

Bed Bath & Beyond, Inc.              484,003 $  18,517,955(a,j)
Carnival Corp.                       399,303    18,779,220(j)
Comcast Corp. (Class A)              567,191    20,878,301(a,j)
Home Depot, Inc.                     468,878    17,006,205
Liberty Global, Inc. (Series C)      617,032    15,462,822(a)
Liberty Media Holding Corp -
   Capital (Series A)                117,976     9,859,254(a)
Liberty Media Holding Corp -
   Interactive (Series A)            653,404    13,316,374(a)
                                               113,820,131

ENERGY -- 6.0%

Schlumberger Ltd.                    337,290    20,922,099
Transocean Inc.                      192,089    14,066,677(a)
                                                34,988,776

FINANCIALS -- 14.4%

AFLAC Incorporated                   423,503    19,379,497(h)
CB Richard Ellis Group, Inc.
   (Class A)                         311,577     7,664,794(a)
Federal National Mortgage Assoc.     181,501    10,147,721
SLM Corp.                            428,040    22,249,519
State Street Corp.                   394,765    24,633,336(e)
                                                84,074,867

HEALTHCARE -- 21.3%

Amgen, Inc.                          328,215    23,477,219(a,h)
Johnson & Johnson                    313,090    20,332,065
Lincare Holdings Inc.                379,640    13,150,730(a)
Medtronic Inc.                       438,628    20,369,884
Pfizer Inc.                          574,754    16,300,023
UnitedHealth Group, Inc.             302,502    14,883,099
Zimmer Holdings, Inc.                242,002    16,335,135(a)
                                               124,848,155

INDUSTRIALS -- 4.1%

Dover Corp.                          509,716    24,180,927

INFORMATION TECHNOLOGY -- 28.2%

Analog Devices, Inc.                 363,002    10,668,629(h)
Cisco Systems, Inc.                  945,319    21,742,337(a)
eBay, Inc.                           440,141    12,482,399(a)
First Data Corp.                     564,166    23,694,972
Intuit Inc.                          499,128    16,017,018(a)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


Linear Technology Corp.              281,327 $   8,754,896
Microsoft Corp.                      612,567    16,741,456
Molex, Inc. (Class A)                712,392    23,444,821
Paychex, Inc.                        196,626     7,245,668
QUALCOMM, Inc.                       257,127     9,346,566
Yahoo! Inc.                          605,004    15,294,501(a)
                                               165,433,263

MATERIALS -- 3.7%

Monsanto Co.                         461,316    21,686,465

TOTAL INVESTMENTS IN SECURITIES
   (COST $524,937,570)                         569,032,584

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.0%

GEI Short Term Investment Fund
5.49%                             17,779,087    17,779,087(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.8%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                             16,049,471    16,049,471(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $33,828,558)                           33,828,558

TOTAL INVESTMENTS
   (COST $558,766,128)                         602,861,142

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (2.9)%                        (17,100,215)
                                              ------------

NET ASSETS-- 100.0%                           $585,760,927
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional Premier Growth Equity had the following short futures contracts open at September 30, 2006:

                               NUMBER      CURRENT
                 EXPIRATION      OF        NOTIONAL      UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE       APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures       December 2006     5     $(1,681,750)      $1,272


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER, AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS A LEAD MEMBER OF THE TACTICAL ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.

EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY, AND FIXED INCOME. MR. BROWN AND MS. WEHNER MANAGE THE U.S. EQUITY PORTION, MR. LAYMAN AND MS. STUDER MANAGE THE INTERNATIONAL EQUITY PORTION, AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO. HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Strategic Investment Fund returned 10.38% for Investment Class shares and 10.04% for Service Class shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 10.80% and 3.67%, respectively. The Fund's Lipper peer group of 581 Mixed-Asset Target Allocation Growth Funds returned an average of 7.96% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The outperformance of the GE Institutional Strategic Investment Fund for the twelve-month period ended September 30, 2006 was primarily driven by the Fund's overweight position in international equities and underweight position in fixed income. Strong stock selection in U.S. large-cap equities and international equities also contributed to performance.

    In U.S. equities, strong stock selection within energy, information technology and industrials contributed most to outperformance during the year. Within energy, emphasizing oilfield services companies relative to oil and gas producers helped returns in an environment of volatile energy prices. Within technology, several of our higher quality names performed well in the past year. Many semi-conductor companies witnessed deterioration in business trends and reduced earnings guidance for the remainder of 2006. We felt well positioned given the significant diversification among our tech holdings. Strong stock selection within industrials was also key. Several other stocks also bolstered Fund performance. Providing a slight offset to the positive contributions has been performance within telecom -- accounting for the majority of the negative impact -- and financials. Weakening in telecom was driven by a lack of exposure to diversified telecom services, an industry that returned +39.3% during the period. The Bells have benefited this year from restructuring initiatives and heightened M&A activity. Positive stock selection within financials was not enough to offset an underweight positioning in this sector, which has outperformed the broad market year-to-date.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
JUDITH A. STUDER

Strategic Investment Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    The overall market, as measured by the S&P 500, advanced +10.8% during the fiscal period ending September 2006. The Dow came within 44 points of its peak reached in January 2000, ending September at 11,679. In a reversal from last year, the energy sector (+3.5%) lagged as energy stock prices followed commodity prices lower in recent weeks. Telecom (+25.7%) and financials (+20.5%) led the market and technology was a laggard (+3.3%). The growth style of investing struggled -- the Russell 1000 Growth gained just +6.1% versus a gain of +14.7% for the Russell 1000 Value. In terms of market cap, the Russell 2000, a measure of small-cap stocks (+9.9%) slightly lagged both the S&P 500 and the Russell 1000 (+10.3%), perhaps signaling the beginning of large-cap outperformance in the later stages of the business cycle.

    International equities produced strong returns for the fiscal period. Energy, while the weakest sector overall, made a substantial contribution to returns through selection of oil service and equipment stocks and avoidance of the large British majors (BP and Shell). Similarly, stock selection in the weak telecom services sector, hit by severe competition, was a major positive. The weakest segment of the portfolio was materials where metals and mining stocks (CVRD and BHP Billiton) fell, hit by declining prices in the second half. Strong individual contributions came from diverse holdings such as industrials (ABB), real estate (Mitsubishi Estate and Capitaland) and banks (Unicredito and BNP Paribas). Recovery in Japan's economy has allowed us to increase our weight in domestic stocks and enthusiasm for Asian real estate has increased our weight in the Pacific Rim. Weights in the UK and Emerging Markets have dropped slightly as a result. The weight in financial stocks has risen, mainly in Japan and health care opportunities were added late in the period. Telecom services, long an underweight, were added taking advantage of emerging market growth opportunities, and industrials were trimmed where values reached our target levels.

    Returns have been positively strong for the year despite periods of extreme volatility. Global GDP has been growing steadily enhanced by the accelerating economies of China and India. Underlying demand has pushed commodities such as crude oil and base metals to record highs. Interest rates, while rising, are still at attractively low levels fuelling unprecedented activity in the M&A markets attracted by massive cash flow generation at the best run companies. Geopolitical concerns have raised the level of risk associated with global investing. Lebanon, Iran, Iraq, and North Korea have created security concerns while rising rates, inflation and housing weakness in the U.S. have reminded us of more direct economic risks. All of these factors have added to market volatility in recent months.

    The primary positive contributors to fixed income performance were the allocations to both the high yield and emerging market debt sectors. Returns in these markets overwhelmed that of the benchmark over the last twelve months. Yield curve positioning also added to relative return. Excess return from duration positioning was nearly flat, while individual security performance relative to the benchmark securities had a negative impact on total fund return.

    Interest rates ended the period higher, particularly at the shorter end of the yield curve. Within the high-grade sectors, fixed rate MBS was the best performer returning 4.2%, just ahead of ABS and commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. Treasury performance lagged with a 12-month return of 3.1%.

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,027.95                             1.83

     Service Class                   1,000.00                           1,026.22                             3.04
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.98                             1.85

     Service Class                   1,000.00                           1,021.80                             3.06
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.36% FOR INVESTMENT CLASS AND 0.60% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.79% FOR INVESTMENT CLASS SHARES, AND 2.62% FOR SERVICE CLASS
   SHARES.

Strategic Investment Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   GE INSTITUTIONAL STRATEGIC INVESTMENT        S&P 500 INDEX           LB AGGREGATE BOND INDEX
10/29/99                       $10,000.00                       $10,000.00                   $10,000.00
3/00                            11,013.66                        11,069.14                    10,170.64
9/00                            11,023.71                        10,647.30                    10,659.73
3/01                            10,602.69                         8,650.25                    11,445.10
9/01                            10,094.71                         7,808.89                    12,040.47
3/02                            10,880.97                         8,668.03                    12,057.19
9/02                             9,304.65                         6,208.85                    13,075.52
3/03                             9,574.91                         6,522.01                    13,466.17
9/03                            10,914.06                         7,726.29                    13,782.88
3/04                            11,935.77                         8,813.98                    14,194.02
9/04                            11,800.40                         8,798.16                    14,289.82
3/05                            12,426.49                         9,403.77                    14,356.96
9/05                            12,901.32                         9,876.06                    14,689.23
3/06                            13,853.34                        10,506.80                    14,681.03
9/06                            14,240.51                        10,942.25                    15,228.40


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                            ONE      FIVE     SINCE       ENDING VALUE OF A
                            YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Strategic Investment Fund  10.38%    7.12%    5.24%            $14,241
--------------------------------------------------------------------------------
S&P 500 Index              10.80%    6.98%    1.31%*           $10,942
--------------------------------------------------------------------------------
LB Aggregate Bond Index     3.67%    4.81%    6.27%*           $15,228
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   GE INSTITUTIONAL STRATEGIC INVESTMENT        S&P 500 INDEX          LB AGGREGATE BOND INDEX
9/05                           $10,000.00                       $10,000.00                   $10,000.00
12/05                           10,263.42                        10,209.46                    10,059.48
3/06                            10,722.70                        10,638.65                     9,994.42
6/06                            10,553.98                        10,485.44                     9,986.79
9/06                            11,003.89                        11,079.57                    10,367.05


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                            ONE      THREE    SINCE         ENDING VALUE OF A
                            YEAR     YEAR    INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Strategic Investment Fund   10.04%    N/A     10.04%           $11,004
--------------------------------------------------------------------------------
S&P 500 Index               10.80%  12.30%    10.80%*          $11,080
--------------------------------------------------------------------------------
LB Aggregate Bond Index      3.67%   3.38%     3.67%*          $10,367
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $379,169
(in thousands) as of September 30, 2006


[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Short-Term and Others 13.3%
Bonds and Notes 21.0%
Foreign Equity 23.2%
Domestic Equity 42.5%


TEN LARGEST HOLDINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 U.S. Treasury Notes 4.88%, 05/15/09 - 08/15/16          5.95%
--------------------------------------------------------------------------------
 U.S. Treasury Notes 4.50%, 9/30/11                      1.92%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       1.64%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.28%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.21%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.17%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.14%
--------------------------------------------------------------------------------
 Wyeth                                                   1.14%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 5.50%, TBA             1.12%
--------------------------------------------------------------------------------
 The Coca-Cola Co.                                       1.10%
--------------------------------------------------------------------------------


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 45.0%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 6.7%

Bed Bath & Beyond, Inc.               58,310   $ 2,230,941(a)
Boyd Gaming Corp.                      4,098       157,527(j)
Carnival Corp.                        49,246     2,316,039(j)
CBS Corp.                             30,352       855,016
Comcast Corp. (Class A)              103,964     3,826,915(a,h)
Federated Department Stores Inc.       4,350       187,964
Getty Images, Inc.                     3,675       182,574(a,j)
Global Cash Access Holdings, Inc.     19,045       287,389(a)
Home Depot, Inc.                      76,058     2,758,624(h)
Liberty Global, Inc. (Series C)       26,760       670,606(a)
Liberty Media Holding Corp -
   Capital (Series A)                 18,364     1,534,679(a)
Liberty Media Holding Corp -
   Interactive (Series A)             91,821     1,871,312(a)
Life Time Fitness, Inc.                4,848       224,414(a,j)
Michaels Stores, Inc.                  7,917       344,706
Omnicom Group, Inc.                   17,293     1,618,625
Pulte Homes, Inc.                      7,096       226,079
Regal Entertainment Group,
   (Class A)                          17,030       337,535(j)
Staples, Inc.                         23,529       572,461
Starwood Hotels & Resorts
   Worldwide, Inc.                     5,330       304,823
Target Corp.                          18,604     1,027,871
The Cheesecake Factory                11,704       318,232(a,j)
The E.W. Scripps Co. (Class A)         9,038       433,191(j)
Univision Communications
   Inc. (Class A)                      6,594       226,438(a)
Viacom Inc. (Class B)                 17,783       661,172(a)
Williams-Sonoma, Inc.                  7,294       236,253
                                                23,411,386

CONSUMER STAPLES -- 3.8%

Alberto-Culver Co.                     8,120       410,791
Clorox Co.                            20,653     1,301,139
Colgate-Palmolive Co.                 52,802     3,279,004(h)
PepsiCo, Inc.                         54,718     3,570,897(h)
The Coca-Cola Co.                     93,021     4,156,178(h)
The Hershey Co.                          138         7,376
The Kroger Co.                         9,952       230,289
Weight Watchers International Inc.    8,9733        97,863
                                                13,353,537

ENERGY -- 3.8%

BJ Services Co.                        7,359       221,727
Dresser-Rand Group, Inc.              12,396       252,878(a,j)
EOG Resources, Inc.                   21,517     1,399,681
Exxon Mobil Corp.                     92,473     6,204,938(h)
GlobalSantaFe Corp.                    7,553       377,574

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Halliburton Co.                       24,621  $    700,467
Hess Corp.                             7,902       327,301
Peabody Energy Corp.                   7,376       271,289
Schlumberger Ltd.                     47,878     2,969,872(h)
Valero Energy Corp.                    3,504       180,351
Weatherford International Ltd.         7,789       324,957(a)
                                                13,231,035

FINANCIALS -- 7.8%

Affiliated Managers Group, Inc.        4,554       455,901(a,j)
AFLAC Incorporated                    32,010     1,464,778(h)
Alleghany Corp.                          200        57,802(a)
Allied World Assurance
   Holdings Ltd.                       3,223       130,209(a)
American International Group, Inc.    66,756     4,423,253(h)
Bank of America Corp.                 73,801     3,953,512(h)
Berkshire Hathaway, Inc. (Class B)       264       837,936(a)
Calamos Asset Management Inc.
   (Class A)                          12,677       371,690(j)
CB Richard Ellis Group, Inc.
   (Class A)                          25,248       621,101(a)
Citigroup, Inc.                       21,887     1,087,127
CVB Financial Corp.                   12,577       185,762(j)
Evercore Partners Inc. (Class A)       1,539        44,323(a)
Everest Re Group, Ltd.                13,906     1,356,252
Federal National Mortgage Assoc.      44,048     2,462,724(h)
Greenhill & Company, Inc.              5,097       341,601(j)
Hartford Financial Services
   Group, Inc.                         3,939       341,708
HCC Insurance Holdings, Inc.          32,580     1,071,230
Legg Mason, Inc.                       5,146       519,026
M&T Bank Corp.                         1,948       233,682
Maguire Properties, Inc. (REIT)        5,600       228,144
MBIA Inc.                              2,500       153,600
Mellon Financial Corp.                31,463     1,230,203
Metlife, Inc.                         21,340     1,209,551
North Fork Bancorporation, Inc.       12,668       362,812
State Street Corp.                    35,567     2,219,381(e)
SunTrust Banks, Inc.                  18,604     1,437,717
Trammell Crow Co.                      6,046       220,739(a,j)
Zions Bancorporation                   4,703       375,346
                                                27,397,110

HEALTHCARE -- 7.7%

Abbott Laboratories                   69,491     3,374,483(h)
Advanced Medical Optics, Inc.         19,271       762,168(a,j)
Aetna, Inc.                           36,662     1,449,982
Alcon, Inc.                            4,049       463,610
Amgen, Inc.                           43,774     3,131,154(a,h)
Amylin Pharmaceuticals, Inc.           9,182       404,651(a,j)
Barr Pharmaceuticals, Inc.            10,309       535,449(a)
Caremark Rx, Inc.                      9,748       552,419
DENTSPLY International, Inc.          11,440       344,458
Gilead Sciences, Inc.                  4,450       305,715(a)
Henry Schein, Inc.                     7,961       399,165(a)
Johnson & Johnson                     20,793     1,350,297(h)
Lincare Holdings Inc.                 44,596     1,544,805(a)
Manor Care, Inc.                       9,092       475,330

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Martek Biosciences Corp.              10,669  $    229,490(a,j)
Medtronic Inc.                        21,450       996,138
Pfizer Inc.                          152,442     4,323,255(h)
Psychiatric Solutions Inc.            14,578       496,964(a)
Quest Diagnostics Inc.                 6,811       416,561
Resmed, Inc.                           3,561       143,330(a)
Thermo Electron Corp.                 16,511       649,378(a)
Vertex Pharmaceuticals, Inc.           6,267       210,885(a)
Wyeth                                 84,813     4,311,893(h)
                                                26,871,580

INDUSTRIALS -- 3.3%

ChoicePoint, Inc.                      6,346       227,187(a)
Corinthian Colleges, Inc.             37,163       401,732(a,j)
Corporate Executive Board Co.          2,159       194,116
CoStar Group, Inc.                     5,248       216,847(a,j)
Danaher Corp.                          3,965       272,277
Dover Corp.                           69,465     3,295,419(h)
Eaton Corp.                            5,248       361,325
Harsco Corp.                           5,832       452,855
Hexcel Corp.                          18,797       265,978(a,j)
Joy Global, Inc.                       6,060       227,917
MoneyGram International, Inc.         14,791       429,826
Rockwell Collins, Inc.                 9,851       540,229(j)
Southwest Airlines Co.                87,549     1,458,566
Stericycle, Inc.                       5,448       380,216(a,j)
Sunpower Corp. (Class A)               4,845       134,400(a)
Tyco International Ltd.               60,097     1,682,115
United Technologies Corp.             17,443     1,105,014
                                                11,646,019

INFORMATION TECHNOLOGY -- 10.2%

Activision, Inc.                      66,662     1,006,596(a)
Affiliated Computer Services, Inc.
   (Class A)                           6,557       340,046(a)
Analog Devices, Inc.                  33,296       978,570
aQuantive, Inc.                        4,221        99,700(a,j)
Automatic Data Processing, Inc.       37,635     1,781,641(h)
CDW Corp.                              4,147       255,787
Checkfree Corp.                        8,208       339,155(a)
Cisco Systems, Inc.                  160,051     3,681,173(a,h)
Cogent, Inc.                          24,916       342,097(a,j)
Comverse Technology, Inc.             17,628       377,944(a)
Dell, Inc.                            21,887       499,899(a)
DST Systems, Inc.                      4,947       305,081(a)
eBay, Inc.                            25,985       736,935(a)
EMC Corp.                             83,472       999,995(a)
Fidelity National Information
   Services, Inc.                     15,321       566,877
First Data Corp.                     109,436     4,596,312(h)
Fiserv, Inc.                           3,834       180,543(a)
Harris Corp.                          13,392       595,810
Intel Corp.                           54,718     1,125,549
Intuit Inc.                           45,415     1,457,367(a,h)
Juniper Networks, Inc.                15,577       269,171(a)
Linear Technology Corp.               14,575       453,574
Macrovision Corp.                      9,595       227,306(a)
Marvell Technology Group, Ltd.         5,180       100,337(a)

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Microchip Technology Inc.              8,151   $   264,255
Microsoft Corp.                      177,223     4,843,505(h)
Molex, Inc. (Class A)                 94,767     3,118,782(h)
NAVTEQ Corp.                           7,328       191,334(a)
Neustar, Inc. (Class A)                8,717       241,897(a)
Oracle Corp.                         186,041     3,300,367(a,h)
Paychex, Inc.                          5,664       208,718
Symantec Corp.                        10,377       220,823(a)
Wind River Systems, Inc.              25,389       271,916(a,j)
Xilinx, Inc.                          10,493       230,321
Yahoo! Inc.                           54,718     1,383,271(a)
                                                35,592,654

MATERIALS -- 1.1%

Cabot Corp.                            4,498       167,326
Martin Marietta Materials, Inc.        4,272       361,497
Monsanto Co.                          56,326     2,647,885
Praxair, Inc.                          7,155       423,290
Sealed Air Corp.                       4,131       223,570
                                                 3,823,568

TELECOMMUNICATION SERVICES -- 0.2%

American Tower Corp. (Class A)        10,270       374,855(a)
Leap Wireless International Inc.       1,077        52,224(a)
NII Holdings Inc. (Class B)            2,621       162,921(a)
                                                   590,000

UTILITIES -- 0.4%

Ameren Corp.                           6,745       356,069
DTE Energy Co.                         7,096       294,555
PPL Corp.                             12,491       410,954
SCANA Corp.                            8,656       348,577
                                                 1,410,155

TOTAL DOMESTIC EQUITY
   (COST $150,124,633)                         157,327,044

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 25.2%
--------------------------------------------------------------------------------

COMMON STOCK -- 24.8%

CONSUMER DISCRETIONARY -- 1.7%

Accor S.A.                             1,244        84,701(j)
Corp GEO S.A. de C.V. (Series B       22,004        92,527(a)
Dogan Yayin Holding                   21,675        67,640(a)
Gafisa S.A.                            5,786        74,757(a)
Hyundai Motor Co.                        750        64,184
Indian Hotels Company Ltd.             1,627        49,067
Koninklijke Philips Electronics N.V.  42,497     1,489,561
Lagardere SCA (Regd.)                  1,899       136,876(j)
LG Electronics Inc.                    1,420        91,516
LVMH Moet Hennessy
   Louis Vuitton S.A.                  6,953       715,626(j)
Marui Company Ltd.                     8,000       117,156(j)
Massmart Holdings Ltd.                 5,311        38,909

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Prajay Engineers Syndicate Ltd.       10,751  $     48,693
Reed Elsevier PLC                     49,315       545,799
Renault S.A.                           1,361       155,940(j)
Sekisui Chemical Company Ltd.         82,998       700,174(j)
Shenzhou International Group,
   Holdings Ltd.                      48,000        19,404
Toyota Motor Corp.                    25,098     1,364,750(j)
                                                 5,857,280

CONSUMER STAPLES -- 1.7%

Bajaj Hindusthan Ltd.                  9,167        64,633
Carrefour S.A.                         4,128       260,568(j)
Chaoda Modern Agriculture            228,000       139,862
Cosan S.A. Industria e Comercio        1,800        29,060(a)
Diageo PLC                            53,360       940,423
Fomento Economico Mexicano
   S.A. de C.V. ADR (Series B)           979        94,904
IOI Corp Bhd                          28,000       122,993
Nestle S.A. (Regd.)                    4,817     1,674,877
Seven & I Holdings Company Ltd.       22,600       727,396
Shinsegae Company Ltd.                   100        51,770
Shiseido Company Ltd.                 39,000       779,571(j)
Tesco PLC                            126,978       853,879
Tiger Brands Ltd.                      3,949        71,933
Uni-President Enterprises Corp.       82,000        72,096
                                                 5,883,965

ENERGY -- 2.5%

Acergy S.A.                           67,771     1,159,207(a,j)
BG Group, PLC                         47,043       570,302
CAT Oil AG                             2,730        59,827(a)
Centurion Energy
   International Inc.                  6,429        39,474(a)
China Oilfield Services Ltd.
   (Series H)                         90,000        48,394
China Petroleum & Chemical Corp.   1,088,000       672,997
China Shenhua Energy
   Company Ltd.                       10,000        16,093
EnCana Corp.                           4,544       211,835
ENI S.p.A.                            12,575       372,270(j)
LUKOIL ADR                             4,527       341,788
Nexen, Inc.                            5,876       314,131
OAO Gazprom ADR                        8,524       369,089
PetroChina Company Ltd.               60,000        64,449
Petroleo Brasileiro S.A. ADR          17,241     1,290,316
Reliance Energy Ltd.                     530        16,744
Reliance Petroleum Ltd.               10,602        10,296
Saipem S.p.A.                         66,724     1,448,717(j)
Sasol Ltd.                             2,800        92,274
Sibir Energy Plc                       2,872        24,530(a)
Tenaris S.A. ADR                      15,747       557,129
Total S.A.                            18,569     1,217,278(j)
                                                 8,897,140

FINANCIALS -- 7.0%

Akbank TAS                            13,914        71,295
Aksigorta AS                          15,267        57,030
Allianz AG (Regd.)                     4,103       709,351

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Amata Corp.                          108,400  $     36,628
AXA S.A.                              21,652       797,596(j)
Banca Intesa S.p.A.                  126,884       834,190
Banco do Brasil S.A.                   1,478        32,338
Banco Santander Central
   Hispano S.A. (Regd.)               72,835     1,150,528
Bank of Yokohama Ltd.                 66,803       526,208(j)
BNP Paribas                           16,874     1,813,680(j)
Capital Securities Corp.             216,486        83,396
CapitaLand Ltd.                      258,000       821,293
China Vanke Company Ltd.              90,300        95,025
Chinatrust Financial Holding
   Company Ltd.                       64,960        48,478
Credit Agricole S.A.                  20,812       913,235(j)
Credit Suisse Group, (Regd.)          20,795     1,199,823
Hongkong Land Holdings Ltd.           91,000       353,080(j)
Hung Poo Real Estate
   Development Corp.                 131,000       139,718
ICICI Bank Ltd.                          451         6,850
ICICI Bank Ltd. ADR                   25,377       779,328
ING Groep N.V.                        21,710       954,014
Jardine Matheson Holdings Ltd.        17,668       323,324
Kookmin Bank                          15,230     1,200,378
Lloyds TSB Group, PLC                 73,134       737,015
Mitsubishi Estate Company Ltd.        60,000     1,311,142
Mitsubishi UFJ Financial Group, Inc.     121     1,557,786
Mitsui Sumitomo Insurance
   Company Ltd.                       72,000       900,724
Nomura Holdings, Inc.                 95,400     1,680,701(j)
Ping An Insurance Group               28,000       100,613
Prudential PLC                        74,578       924,309
Reliance Capital Ltd.                  1,060        13,179
Royal Bank of Scotland Group, PLC     38,237     1,313,503
Samsung Fire & Marine
   Insurance Company Ltd.                680       104,532
Sanlam Ltd.                           13,730        30,224
Shenzhen Investment Ltd.             148,672        52,278
Siam Commercial Bank PCL              51,600        81,000
Standard Bank Group, Ltd.              7,117        71,288
State Bank of India Ltd. GDR           1,042        57,831
Sun Hung Kai Properties Ltd.          52,087       567,845
Swiss Reinsurance                      7,951       606,811
UniCredito Italiano S.p.A.           188,613     1,563,767(j)
                                                24,621,334

HEALTHCARE -- 1.7%

Angiotech Pharmaceuticals, Inc.       24,327       213,348(a)
GlaxoSmithKline PLC                   47,275     1,255,731
Hikma Pharmaceuticals PLC              8,817        68,020
Mindray Medical International Ltd.
   ADR (Class A)                         486         8,111(a)
Novartis AG (Regd.)                   25,567     1,488,409
Richter Gedeon Nyrt                      318        65,549
Roche Holding AG                      10,867     1,873,636
Sanofi-Aventis                         4,625       411,282(j)
Smith & Nephew PLC ADR                 6,752       309,444(j)
Teva Pharmaceutical
   Industries Ltd. ADR                 3,667       125,008
                                                 5,818,538


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 3.3%

ABB Ltd. (Regd.)                      76,951  $  1,009,485
Adecco S.A. (Regd.)                    6,974       419,625
Asahi Glass Company Ltd.              57,002       703,442(j)
Barloworld Ltd.                        2,248        37,476
Brambles Industries PLC               24,856       222,399
Canadian National Railway Co.         18,616       780,082
Chiyoda Corp.                         40,185       786,239(j)
Doosan Heavy Industries and
   Construction Company Ltd.           2,560       106,430
East Japan Railway Co.                   125       874,518(j)
Empresas ICA Sociedad
   Controladora S.A. de C.V.          22,876        82,363(a)
Enka Insaat ve Sanayi AS              13,646       100,146
Fraser and Neave Ltd.                 15,000        39,145
Grasim Industries Ltd.                   936        51,499
Group 4 Securicor PLC                117,461       371,125(j)
Group 4 Securicor PLC                114,358       361,010
Grupo Aeroportuario del Sureste
   S.A. de C.V. ADR (Series B)         1,196        44,623
Jaiprakash Associates Ltd.             7,087        74,072
Komatsu Ltd.                          36,906       637,685(j)
Kubota Corp.                          31,000       254,690(j)
Malaysia International
   Shipping Corp. BHD                130,464       304,227
Mitsubishi Heavy Industries Ltd.      32,000       132,537
Orascom Construction Industries       12,222       534,474
Orkla ASA                              4,288       204,248
Reliance Industries Ltd. GDR           1,173        59,237(b)
Sandvik AB                            88,331     1,012,452
Shanghai Electric Group,
   Company Ltd.                      272,651        91,674
Siemens AG (Regd.)                    12,635     1,101,170
SMC Corp.                              3,597       476,188
Smiths Group, PLC                     34,122       571,413
United Tractors Tbk PT               108,500        71,157
                                                11,514,831

INFORMATION TECHNOLOGY -- 2.2%

ASM Pacific Technology                 9,500        49,498
Delta Electronics Inc.                27,223        78,138
HON HAI Precision Industry
   Company Ltd.                       39,600       241,088
Hoya Corp.                            26,400       995,045
MediaTek Inc.                         16,200       153,691
Mettler Toledo International Inc.      4,220       279,153(a)
Nidec Corp.                           15,528     1,171,850(j)
Nokia OYJ                             72,185     1,431,955
Nortel Networks Corp.                 42,985        98,249(a)
Samsung Electro-Mechanics
   Company Ltd.                        1,180        48,621
Samsung Electronics
   Company Ltd.                        2,030     1,424,110
Taiwan Semiconductor
   Manufacturing Company Ltd.        483,303       871,763

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Taiwan Semiconductor
   Manufacturing
   Company Ltd. ADR                    3,193  $     30,653
Telefonaktiebolaget LM
   Ericsson (Series B)               170,105       589,566
Unimicron Technology Corp.            65,920        81,460
                                                 7,544,840

MATERIALS -- 2.4%

BASF AG                                5,964       477,092
Bayer AG                              12,227       622,640
BHP Billiton PLC                     112,104     1,930,712
Cia Vale do Rio Doce ADR              12,140       261,738
Evraz Group, S.A. GDR                  2,643        62,243(b)
Harmony Gold Mining
   Company Ltd. ADR                    6,443        83,308(a)
Holcim Ltd. (Regd.)                    5,898       480,701
Israel Chemicals Ltd.                 26,040       126,964
Linde AG                               9,193       865,124
MMC Norilsk Nickel ADR                   909       118,170
Polyus Gold Company ZAO ADR            1,100        46,519(a)
POSCO                                    500       129,424
Potash Corp of Saskatchewan           10,794     1,122,493
Rio Tinto PLC (Regd.)                 19,105       901,816
Taiwan Fertilizer Company Ltd.        39,000        63,395
Tata Steel Ltd.                        3,733        43,487
Toray Industries Inc.                146,000     1,099,344(j)
Vedanta Resources PLC                  2,612        56,744
                                                 8,491,914

TELECOMMUNICATION SERVICES -- 1.5%

America Movil S.A. de C.V.
   ADR (Series L)                     27,652     1,088,659
Bharti Airtel Ltd.                     7,544        76,984(a)
Egyptian Company for
   Mobile Services                     2,481        70,134
France Telecom S.A.                    3,201        73,393
Hellenic Telecommunications
   Organization S.A.                   1,618        39,639
Mobile Telesystems OJSC ADR            1,764        66,626
MTN Group, Ltd.                       28,793       233,512
Orascom Telecom Holding SAE              872        49,680
Orascom Telecom Holding
   SAE GDR                               788        43,521
Philippine Long Distance
   Telephone Co.                       1,361        61,555
Reliance Communication Ltd.           21,204       160,098
Singapore Telecommunications Ltd.    614,350       944,916
Telekomunikasi Indonesia
   Tbk PT (Series B)                 104,500        95,721
Telenor ASA                           76,994     1,005,145(j)
Turkcell Iletisim Hizmet ADR           2,119        28,183
Vodafone Group, PLC                  143,160       326,916
Vodafone Group, PLC ADR               44,868     1,025,688
                                                 5,390,370

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 0.8%

E.ON AG                               11,325  $  1,341,058
First Philippine Holdings Corp.       36,038        35,902
Korea Electric Power Corp.             1,300        50,613
National Grid PLC                      5,057        63,054
Veolia Environnement                  18,949     1,142,813(j)
                                                 2,633,440

TOTAL COMMON STOCK
   (COST $77,508,366)                           86,653,652

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------

All America Latina Logistica S.A.     14,000       108,982
Cia Energetica de Minas Gerais       900,000        35,362
Cia Vale do Rio Doce                  11,787       218,909
Cia Vale do Rio Doce ADR              55,818     1,033,191
Petroleo Brasileiro S.A.               2,200        41,132

TOTAL PREFERRED STOCK
   (COST $1,400,829)                             1,437,576

TOTAL FOREIGN EQUITY
   (COST $78,870,757)                           88,091,228

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 22.7%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 9.5%

U.S. Treasury Bonds
4.50%       02/15/36            $    894,000   $   857,123
5.38%       02/15/31                 195,000       210,740
8.13%       08/15/19 - 08/15/21      689,000       915,663(h)
U.S. Treasury Inflation
   Indexed Bonds
2.00%       01/15/16                 497,304       486,229(m)
3.50%       01/15/11                 941,295       986,448(m)
U.S. Treasury Notes
4.50%       09/30/11               7,300,000     7,272,304
4.88%       05/15/09 - 08/15/16   22,355,000    22,578,649
                                                33,307,156

FEDERAL AGENCIES -- 0.2%

Federal Farm Credit Bank
3.75%       01/15/09                 304,000       296,487(h)
Federal Home Loan
   Mortgage Corp.
4.75%       12/08/10                 256,000       254,113(h)
                                                   550,600

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 5.3%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35  $   166,990   $   156,179(h)
5.00%       07/01/35 - 10/01/35      376,216       361,852(h)
5.50%       05/01/20                  27,456        27,426(h)
6.00%       04/01/17 - 05/01/35      503,204       507,162(h)
6.50%       01/01/27 - 09/01/36      375,518       382,949(h)
7.00%       10/01/16 - 08/01/36      427,192       441,887(h)
7.50%       11/01/09 - 09/01/33       18,238        18,808(h)
8.00%       04/01/30 - 11/01/30        2,539         2,674(h)
9.00%       04/01/16 - 06/01/21        3,476         3,706(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19      132,094       124,768(h)
4.50%       05/01/18 - 02/01/35      953,219       912,838(h)
5.00%       06/01/20 - 08/01/35      636,396       615,197(h)
5.50%       03/01/14 - 08/01/35      750,377       745,447(h)
6.00%       07/01/14 - 08/01/35    2,353,160     2,364,773(h)
6.50%       01/01/15 - 02/01/35    1,513,263     1,545,160(h)
7.00%       10/01/16 - 06/01/36      389,988       401,351(h)
7.50%       12/01/09 - 03/01/34       52,779        54,462(h)
8.00%       12/01/11 - 11/01/33       27,670        28,926(h)
8.50%       06/01/30 - 05/01/31        3,110         3,343(h)
9.00%       06/01/09 - 12/01/22       24,665        25,751(h)
5.00%       TBA                    2,157,090     2,106,856(c)
5.50%       TBA                    4,295,910     4,249,296(c)
6.00%       TBA                    1,368,000     1,382,676(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34      256,312       243,483
5.00%       08/15/33                  63,635        62,047
6.00%       04/15/30 - 09/15/36      260,403       263,738
6.50%       02/15/24 - 06/15/36      121,138       124,301
7.00%       03/15/12 - 06/15/34       36,955        37,965
8.00%       06/15/30                     133           141
8.50%       10/15/17                  31,474        33,531
9.00%       11/15/16 - 12/15/21       37,127        40,203
5.50%       TBA                    1,380,000     1,370,513(c)
                                                18,639,409

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Collateralized Mortgage Obligation
   Trust (Class B)
5.86%       11/01/18                   1,237         1,045(d,f,h)
Federal Home Loan Mortgage Corp.
1.32%       10/15/18                 200,230        10,957(g,h,i)
1.82%       12/15/30                 358,115        16,899(g,h,i)
3.21%       10/15/33                  30,515        23,835(h,i)
3.97%       12/15/33                  19,745        16,598(h,i)
4.50%       05/15/17 - 11/15/19      212,825       202,530(h)
4.50%       03/15/18 - 03/15/19       98,958        10,618(g,h)
5.00%       04/15/14 - 12/01/34    1,900,305       398,900(g,h)
5.00%       05/15/20 - 02/15/35      958,335       896,057(h)
5.50%       04/15/17 - 06/15/33       85,579        15,521(g,h)
5.50%       10/15/34                  69,444        69,703(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                      September 30, 2006
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

7.50%       01/15/16             $     8,542   $     8,838(h)
7.50%       07/15/27                   8,765         1,835(g,h)
8.00%       04/15/20                     486           486(h)
8.00%       02/01/23 - 07/01/24        3,476           734(g,h)
11.71%      09/25/43                 263,929         3,127(d,g,i)
Federal Home Loan Mortgage STRIPS
5.57%       08/01/27                     742           607(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
4.37%       11/01/34                 238,919       179,049(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
7.50%       11/01/23                  22,856         5,871(g,h)
8.00%       08/01/23 - 07/01/24        7,441         1,686(g,h)
8.50%       03/01/17 - 07/25/22        2,964           610(g,h)
9.00%       05/25/22                   1,301           315(g,h)
Federal National Mortgage Assoc.
1.19%       12/25/42                 126,767         2,733(g,i)
1.67%       10/25/29                  43,917         2,534(g,h,i)
2.27%       09/25/42                 172,530         7,548(g,i)
2.32%       04/25/17 - 10/25/17       99,009         6,222(g,h,i)
2.37%       08/25/16                  30,015         1,453(g,h,i)
3.54%       09/25/31                  34,720        32,285(h,i)
4.50%       05/25/18 - 12/25/19      108,222        45,414(g,h)
4.75%       11/25/14                  16,785         1,113(g,h)
5.00%       08/25/17 - 03/25/35       91,086        72,986(g,h)
5.50%       07/25/34 - 02/25/35      246,980       247,508(h)
5.75%       02/25/35                 119,875       121,341(h)
6.00%       12/25/34                  35,900        36,752(h)
6.50%       12/25/34                  53,065        54,104(h)
8.00%       07/25/14                  14,151        14,388(h)
Federal National Mortgage
   Assoc. (Class S)
1.77%       02/25/31                  50,229         2,368(g,h,i)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13                  85,210         3,553(g,h)
4.88%       03/25/31                  48,217        47,234(h,i)
5.00%       10/25/22                  58,598         9,568(g,h)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.24%       12/25/22                   1,269         1,040(d,f,h)
Government National
   Mortgage Assoc.
5.00%       02/16/34                  29,335        27,209
                                                 2,603,174

ASSET BACKED -- 0.1%

Bank One Issuance Trust
3.59%       05/17/10                  10,770        10,612(h)
Bank One Issuance Trust (Class A)
5.36%       10/15/09                  54,000        54,010(h,i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.70%       01/25/34                   4,848         4,866(h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Capital One Master Trust (Class C)
6.70%       06/15/11              $   36,000   $    36,866(b,h)
Carmax Auto Owner Trust
4.35%       03/15/10                  24,000        23,690(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.58%       03/25/32                  10,536        10,540(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10                  22,000        21,701(h)
Countrywide Home Equity Loan
   Trust (Class A)
5.56%       07/15/27                  12,282        12,283(h,i)
Fleet Home Equity Loan Trust
   (Class A)
5.58%       01/20/33                  14,304        14,321(h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                  27,284        26,864
Mid-State Trust
7.54%       07/01/35                   3,965         4,119(h)
Peco Energy Transition Trust
6.52%       12/31/10                  17,000        17,839(h)
Residential Asset Mortgage
   Products, Inc.
5.57%       03/25/34                   6,752         6,756(h,i)
Residential Asset Securities Corp.
5.58%       07/25/32                   5,651         5,652(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                  41,451        40,883(h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%       10/20/10                  16,000        15,804
Wells Fargo Home Equity Trust
3.97%       09/25/24                  15,000        14,684(h,i)
                                                   321,490

CORPORATE NOTES -- 4.0%

Abbey National PLC
7.95%       10/26/29                  62,000        77,339(h)
Abbott Laboratories
5.88%       05/15/16                  65,000        67,380(h)
AGL Capital Corp.
7.13%       01/14/11                  30,000        31,841
AIG SunAmerica Global Financing VII
5.85%       08/01/08                 100,000       101,105(b,h)
Allegiance Corp.
7.00%       10/15/26                  23,000        24,491(h)
Allied Waste North America, Inc.
8.50%       12/01/08                 168,000       175,980(h)
Allstate Life Global Funding Trusts
3.85%       01/25/08                  53,000        52,085(h)
Altria Group, Inc.
7.20%       02/01/07                  40,000        40,143(h)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                 161,000       156,819(h)

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

American General Corp.
7.50%       08/11/10              $   55,000  $     59,200(h)
Appalachian Power Co. (Series G)
3.60%       05/15/08                  16,000        15,567(h)
Appalachian Power Co. (Series K)
5.00%       06/01/17                  52,000        48,794(h)
Archer-Daniels-Midland Co.
7.00%       02/01/31                  52,000        59,987(h)
Arizona Public Service Co.
6.25%       08/01/16                  45,000        45,884(h)
AT&T, Inc.
4.13%       09/15/09                 104,000       100,702(h)
5.63%       06/15/16                 110,000       108,724(h)
5.88%       08/15/12                  52,000        52,933(h)
AvalonBay Communities, Inc. (REIT)
5.75%       09/15/16                  30,000        30,291
BAC CAP TRUST V
5.63%       03/08/35                  72,000        66,931(h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14                  60,000        60,300(b,h,i)
Banco Santander Chile
5.38%       12/09/14                  64,000        63,006(b,h)
Bank of America Corp.
4.75%       10/15/06                  50,000        49,989(h)
5.75%       08/15/16                  35,000        35,626(h)
BellSouth Corp.
4.20%       09/15/09                  40,000        38,791
6.55%       06/15/34                  59,000        59,279(h)
BJ Services Co.
5.75%       06/01/11                  40,000        40,363(h)
BNP US Funding LLC (Series A)
7.74%       12/31/49                  26,000        26,612(b,h,i)
Boyd Gaming Corp.
7.13%       02/01/16                  94,000        90,945(h)
British Telecommunications PLC
8.38%       12/15/10                  15,000        16,804(h)
Burlington Northern Santa Fe Corp.
8.13%       04/15/20                 114,000       139,459(h)
Cadbury Schweppes US Finance LLC
3.88%       10/01/08                  31,000        30,153(b,h)
Campbell Soup Co.
5.50%       03/15/07                  41,000        41,029(h)
Capital One Bank
6.50%       06/13/13                  21,000        21,956(h)
Capital One Financial Corp.
8.75%       02/01/07                  77,000        77,787(h)
Carolina Power & Light Co.
5.15%       04/01/15                  34,000        33,239(h)
5.70%       04/01/35                  17,000        16,497(h)
6.13%       09/15/33                  32,000        32,894(h)
CBS Corp.
5.63%       05/01/07                  15,000        15,011(h)
Citigroup, Inc.
5.00%       03/06/07                  50,000        49,919(h)
Clear Channel Communications, Inc.
4.63%       01/15/08                  44,000        43,433(h)
CNA Financial Corp.
6.00%       08/15/11                  45,000        45,630(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22                $146,000   $   188,654(h)
Commonwealth Bank of Australia
6.02%       03/29/49                  40,000        39,972(b,h,i)
Consumers Energy Co.
5.15%       02/15/17                  42,000        40,202(h)
Corp Andina de Fomento
5.75%       01/12/17                  35,000        35,240(h)
Cosan S.A. Industria e Comercio
8.25%       02/28/49                 100,000        94,750(b,h)
Countrywide Home Loans, Inc.
5.63%       05/15/07                  31,000        31,035(h)
COX Communications, Inc.
5.45%       12/15/14                  62,000        59,842(h)
CRH America, Inc.
6.00%       09/30/16                  30,000        30,042
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%       11/15/15                 222,000       224,775(h)
CSC Holdings, Inc.
7.88%       12/15/07                 105,000       106,575(h)
CSX Transportation, Inc.
9.75%       06/15/20                  11,000        14,835(h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                  52,000        50,873(h)
4.75%       01/15/08                  52,000        51,504(h)
DBS Bank Ltd.
5.00%       11/15/19                  73,000        69,973(b,h,i)
Delhaize America, Inc.
8.13%       04/15/11                  30,000        32,199
Detroit Edison Co. (Series B)
5.45%       02/15/35                 179,000       166,426(h)
Deutsche Telekom International
   Finance BV
3.88%       07/22/08                 256,000       250,031(h)
Devon OEI Operating Inc.
4.38%       10/01/07                  23,000        22,736(h)
Diageo Capital PLC
5.50%       09/30/16                  45,000        44,624
Dominion Resources, Inc.
5.69%       05/15/08                  77,300        77,616(h,k)
Dominion Resources, Inc. (Series B)
4.13%       02/15/08                 103,000       101,320(h)
Dominion Resources, Inc. (Series G)
3.66%       11/15/06                  37,300        37,220(h,k)
Duke Capital LLC
4.33%       11/16/06                  69,100        68,990(h)
5.67%       08/15/14                  33,000        32,763(h)
8.00%       10/01/19                  30,000        34,856(h)
Echostar DBS Corp.
7.00%       10/01/13                 122,000       119,255(b)
7.13%       02/01/16                 113,000       109,186(b,h)
El Paso Corp.
7.63%       09/01/08                  35,000        35,831
El Paso Electric Co.
6.00%       05/15/35                  79,000        76,254(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

El Paso Production
   Holding Company
7.75%       06/01/13                $105,000  $    107,363
Embarq Corp.
7.08%       06/01/16                  40,000        40,807
Empresa Energetica de Sergipe and
   Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                  30,000        30,938(b,h)
Enterprise Products Operating LP
4.00%       10/15/07                  33,000        32,498(h)
EOP Operating LP
7.00%       07/15/11                 103,000       109,083(h)
7.75%       11/15/07                 121,000       124,045(h)
FirstEnergy Corp. (Series B)
6.45%       11/15/11                  22,000        22,950(h)
Forest Oil Corp.
8.00%       06/15/08                 145,000       148,806
FPL Group Capital, Inc.
7.38%       06/01/09                  35,000        36,907(h)
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08                  78,100        78,228(h)
Georgia Power Co.
4.88%       07/15/07                  56,000        55,808(h)
Golden West Financial Corp.
4.75%       10/01/12                  10,000         9,710(h)
Goodrich Corp.
7.10%       11/15/27                  20,000        21,803(h)
Greater Bay Bancorp
5.25%       03/31/08                  88,000        87,652(h)
GS Caltex Corp.
5.50%       10/15/15                  77,000        75,854(b,h)
GTE Corp.
6.94%       04/15/28                  63,000        64,986(h)
7.51%       04/01/09                  52,000        54,525(h)
Halliburton Co.
8.75%       02/15/21                  91,000       115,570(h)
HSBC Capital Funding LP
4.61%       12/29/49                  34,000        31,518(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                  27,000        30,644(b,h,i)
HSBC Finance Corp.
6.50%       11/15/08                 127,000       130,294(h)
Hutchison Whampoa Finance
   CI Ltd. (Series C)
7.50%       08/01/27                 100,000       114,512(b)
IBM Canada Credit Services Co.
3.75%       11/30/07                  28,000        27,493(b,h)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                 100,000       102,500(b)
IMC Global Inc. (Series B)
10.88%      06/01/08                  50,000        53,313
ING Capital Funding TR III
8.44%       12/29/49                  71,000        78,898(h,i)
ING Groep N.V.
5.78%       12/29/49                  97,000        95,590(h,i)
International Business
   Machines Corp.
3.80%       02/01/08                  32,000        31,453(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

iStar Financial, Inc. (REIT)
4.88%       01/15/09              $   71,000   $    70,266(h)
7.00%       03/15/08                  23,000        23,566(h)
Kansas Gas & Electric
5.65%       03/29/21                 108,000       105,314(h)
Kimco Realty Corp. (REIT)
4.82%       06/01/14                  47,000        44,659(h)
Kinder Morgan Energy Partners LP
5.13%       11/15/14                  50,000        47,427(h)
Kraft Foods, Inc.
5.25%       06/01/07                  95,000        94,841(h)
L-3 Communications Corp.
6.38%       10/15/15                  55,000        53,488(h)
Laboratory Corp of
   America Holdings
5.63%       12/15/15                  52,000        51,530(h)
Lehman Brothers Holdings, Inc.
5.00%       01/14/11                 150,000       148,424(h)
Lucent Technologies Inc.
5.50%       11/15/08                 105,000       103,425
Lyondell Chemical Company
8.25%       09/15/16                 180,000       182,700
MacDermid, Inc.
9.13%       07/15/11                 149,000       155,333(h)
Marsh & McLennan Companies, Inc.
5.15%       09/15/10                 158,000       154,984(h)
Mediacom Broadband LLC
8.50%       10/15/15                 105,000       104,344(b)
Merrill Lynch & Company, Inc.
6.05%       05/16/16                 100,000       103,219
MGM Mirage
5.88%       02/27/14                 245,000       226,931(h)
Midamerican Energy Holdings Co.
3.50%       05/15/08                 107,000       104,039(h)
6.13%       04/01/36                  45,000        45,450(b,h)
Mohegan Tribal Gaming Authority
8.00%       04/01/12                 140,000       144,900(h)
Morgan Stanley
5.30%       03/01/13                 100,000        99,397(h)
Motorola, Inc.
4.61%       11/16/07                  39,750        39,445(h)
MUFG Capital Finance 1 Ltd.
6.35%       07/25/49                 100,000       101,332(h,i)
NAK Naftogaz Ukrainy
8.13%       09/30/09                 100,000        96,717
National Power Corp.
9.63%       05/15/28                  40,000        46,143
NB Capital Trust IV
8.25%       04/15/27                  70,000        73,459(h)
Nelnet, Inc.
5.13%       06/01/10                  94,000        91,939(h)
Nevada Power Company (Series N)
6.65%       04/01/36                  65,000        67,178(b)
New Cingular Wireless Services Inc.
8.75%       03/01/31                 171,000       219,222(h)
News America, Inc.
7.25%       05/18/18                  38,000        41,726(h)
Nisource Finance Corp.
5.45%       09/15/20                  45,000        41,554


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Norfolk Southern Corp.
6.00%       04/30/08              $   20,000   $    20,200(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                  32,000        43,522(h)
Northeast Utilities (Series B)
3.30%       06/01/08                  23,000        22,201(h)
Northern States Power Co.
6.25%       06/01/36                  15,000        15,922
Northrop Grumman Corp.
4.08%       11/16/06                 104,400       104,227(h)
NorthWestern Corp.
5.88%       11/01/14                  82,000        80,664(h)
Ohio Power Co. (Series E)
6.60%       02/15/33                  18,000        19,117(h)
ONEOK Partners LP
5.90%       04/01/12                  30,000        30,118
Owens Brockway Glass Container Inc.
6.75%       12/01/14                  50,000        47,500(h)
Pacific Gas & Electric Co.
6.05%       03/01/34                  36,000        36,229(h)
PanAmSat Corp.
9.00%       08/15/14                 163,000       168,298(h)
Pemex Finance Ltd.
9.03%       02/15/11                  20,700        22,154(h)
9.69%       08/15/09                  57,600        62,368(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                 107,000       107,819(h)
7.38%       12/15/14                 416,000       450,836(h)
Pepco Holdings, Inc.
5.50%       08/15/07                  49,000        48,989(h)
6.03%       06/01/10                  42,000        42,140(h,i)
Petrobras International
   Finance Company
6.13%       10/06/16                  20,000        19,911
Pioneer Natural Resources Co.
6.88%       05/01/18                 105,000       104,926
Plains All American Pipeline, LP
6.70%       05/15/36                  30,000        31,342(b)
Popular North America, Inc.
4.25%       04/01/08                  45,000        44,188
Potomac Edison Co.
5.35%       11/15/14                  15,000        14,745(h)
Procter & Gamble - ESOP (Series A)
9.36%       01/01/21                  34,462        43,348(h)
Prudential Holdings LLC (Series C)
8.70%       12/18/23                 100,000       127,514
Puget Energy, Inc.
3.36%       06/01/08                  13,000        12,573(h)
Puget Sound Energy Inc.
6.27%       03/15/37                  15,000        15,292
5.48%       06/01/35                  52,000        47,597(h)
Qwest Capital Funding Inc.
6.38%       07/15/08                 172,000       172,215
Rabobank Capital Funding II
5.26%       12/31/49                  97,000        94,930(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                  20,000        19,305(b,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Reckson Operating
   Partnership LP (REIT)
5.88%       08/15/14              $   20,000    $   19,956(h)
Resona Bank Ltd.
5.85%       09/29/49                 100,000        97,764(b,i)
Rogers Cable Inc.
5.50%       03/15/14                 130,000       122,200(h)
Rouse Company LP (REIT)
6.75%       05/01/13                  60,000        59,961(b)
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                  52,000        50,744(h)
4.88%       08/15/10                 125,000       122,919(h)
Smith International, Inc.
6.00%       06/15/16                  25,000        25,569
Southern Copper Corp.
7.50%       07/27/35                 200,000       209,323
SouthTrust Bank
7.00%       11/15/08                   5,000         5,148(h)
Sprint Capital Corp.
6.00%       01/15/07                 134,000       134,144(h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                  30,000        29,145(i)
Station Casinos Inc.
7.75%       08/15/16                  70,000        72,625
Stewart Enterprises, Inc.
6.25%       02/15/13                 173,000       160,025
Telecom Italia Capital S.A.
6.11%       07/18/11                  50,000        49,610(i)
Telefonos de Mexico S.A. de C.V.
4.50%       11/19/08                  92,000        90,175(h)
Teva Pharmaceutical Finance LLC
6.15%       02/01/36                  30,000        28,887
The Kroger Co.
6.80%       12/15/18                  52,000        54,494(h)
The Thomson Corp.
5.50%       08/15/35                  47,000        43,416(h)
Time Warner Entertainment Co.
8.38%       03/15/23 - 07/15/33       91,000       106,843(h)
Time Warner, Inc.
6.88%       05/01/12                   4,000         4,220(h)
TXU Electric Delivery Co.
5.00%       09/01/07                  48,000        47,801(h)
6.38%       05/01/12                  28,000        28,916(h)
Tyson Foods, Inc.
7.25%       10/01/06                   9,000         9,000(h)
Union Pacific Railroad Co.
5.87%       07/02/30                  30,000        31,520
United Overseas Bank Ltd.
4.50%       07/02/13                 100,000        94,404(b,h)
United Utilities PLC
6.45%       04/01/08                  42,000        42,627(h)
Vale Overseas Ltd.
8.25%       01/17/34                  40,000        45,400
Valero Energy Corp.
3.50%       04/01/09                  26,000        24,915(h)
Verizon Pennsylvania Inc.
8.75%       08/15/31                  52,000        61,834(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

VTB Capital S.A.
6.14%       09/21/07                $100,000   $   100,457(b,h,i)
Wells Fargo & Co.
5.25%       12/01/07                  36,000        36,009(h)
Westar Energy, Inc.
5.15%       01/01/17                  29,000        27,637(h)
7.13%       08/01/09                  26,000        27,036(h)
Westfield Capital Corporation Ltd.
4.38%       11/15/10                  66,000        63,651(b,h)
Weyerhaeuser Co.
6.13%       03/15/07                  13,000        13,014(h)
Williams Partners LP
7.50%       06/15/11                 145,000       145,363(b)
Wisconsin Electric Power
3.50%       12/01/07                  25,000        24,491(h)
Wyeth
4.38%       03/01/08                  50,000        49,348
                                                13,819,978

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%

Banc of America Funding Corp.
5.75%       03/20/36                  67,828        67,659(h,i)
5.86%       02/20/36                 135,704       136,022(h,i)
Banc of America Mortgage
   Securities (Class B)
5.39%       01/25/36                  67,777        66,492(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                 114,378       116,081(h)
Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31                  54,000        54,858(h)
Bear Stearns Commercial
   Mortgage Securities (Class A)
5.63%       04/12/38                 600,000       608,007(h,i)
CalSTRS Trust
4.13%       11/20/12                  60,000        59,227(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.10%       08/25/36                 133,765       134,559(i)
Countrywide Alternative Loan Trust
5.97%       05/25/36                  24,887        22,582(h,i)
6.00%       03/25/36 - 06/25/36       64,913        55,989(h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36       54,877        48,776(h)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35                  43,550        42,440(h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36                  24,828        24,290(h,i)
Crusade Global Trust (Class A)
5.58%       09/18/34                  14,575        14,608(h,i)
CS First Boston Mortgage
   Securities Corp.
5.16%       07/15/37                 468,420        13,049(b,d,h,i)
5.33%       10/25/35                  29,776        28,595(h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

DLJ Commercial Mortgage Corp.
6.24%       11/12/31            $    143,600   $   145,932(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                  14,816        15,016(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35                 179,564       182,546(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.08%       12/10/41                 819,679        18,791(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                  35,182        35,123(h)
Impac CMB Trust (Class A)
6.09%       12/25/33                  25,939        25,951(h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36                 135,883       130,176(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36                 135,883       134,920(h,i)
Indymac Index Mortgage Loan Trust
5.39%       06/25/35                  75,529        73,742(h,i)
JP Morgan Alternative Loan Trust
5.39%       10/25/36               2,000,000     2,000,000(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%       11/15/35                  25,489        26,857(h)
JP Morgan Mortgage Trust
5.41%       11/25/35                 108,353       106,916(h,i)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27                  56,722        55,238(h,i)
4.51%       12/15/29                  29,797        28,887(h)
4.63%       03/15/34                 141,644         1,975(b,d,h,i)
5.09%       01/18/12                 628,152        17,842(d,h,i)
5.53%       03/15/32                 600,000       608,461(h)
5.66%       03/15/39                 600,000       614,078(h,i)
7.16%       02/15/40                 498,788        10,708(b,d,h,i)
7.80%       03/15/36                 516,648        14,586(b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.46%       12/15/39                 450,290         7,978(b,d,h,i)
Master Alternative Loans Trust
6.50%       08/25/34 - 05/25/35      145,500       147,350(h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35                  62,862        62,862(h)
MLCC Mortgage Investors, Inc.
5.40%       02/25/36                  49,996        48,860(h,i)
Morgan Stanley Capital I
7.11%       04/15/33                  42,721        44,634(h)
Morgan Stanley Dean Witter Capital I
4.26%       04/15/34                 126,778         2,310(b,d,h,i)
4.53%       10/15/35                 195,570         3,389(b,d,h,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                  32,669        34,342(h)
6.54%       02/15/31                  19,573        20,126(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Nomura Asset Securities
   Corp. (Class A)
6.59%       03/15/30             $    88,314   $    89,786(h)
Puma Finance Ltd. (Class A)
5.55%       03/25/34                  18,333        18,355(h,i)
5.70%       10/11/34                  22,810        22,836(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                 338,020       331,938(h)
Residential Asset Securitization
   Trust (Class A)
5.50%       05/25/35                 185,561       185,120(h,i)
Structured Asset Securities
   Corp. (Class X)
2.15%       02/25/28                  34,403         1,505(i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45                  29,000        29,310(h)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.77%       07/15/45               1,800,000     1,852,117
Wells Fargo Mortgage Backed
   Securities Trust
5.00%       11/25/20                 128,198       126,914(h)
5.35%       10/25/36                 267,960       265,723(i)
5.50%       01/25/36 - 03/25/36      235,296       225,463(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                 142,990       138,693(h)
                                                 9,400,590

SOVEREIGN BONDS -- 0.2%

Government of Argentina
1.33%       12/31/38                  40,000        17,400(h,k)
7.00%       09/12/13                  25,000        23,216
Government of Bahamas
6.63%       05/15/33                  19,000        21,573(b,h)
Government of Brazil
8.25%       01/20/34                  40,000        46,000(h)
8.88%       10/14/19                  40,000        47,440
12.50%      01/05/16                 250,000       115,442
Government of Canada
5.00%       07/17/09                  60,000        59,953(h)
Government of Colombia
7.38%       09/18/37                 100,000       101,250
8.13%       05/21/24                  35,000        38,500(h)
12.00%      10/22/15               9,000,000         4,337
Government of Panama
7.25%       03/15/15                   5,000         5,338
Government of Philippine
7.75%       01/14/31                 100,000       104,375
9.38%       01/18/17                 100,000       118,000
Government of Turkey
7.38%       02/05/25                 100,000        98,750
9.50%       01/15/14                  55,000        62,563
                                                   864,137

TOTAL BONDS AND NOTES
   (COST $79,331,663)                           79,506,534

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.1%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund                          23,352  $    809,380(o)
Industrial Select Sector
   SPDR Fund                          92,561     3,085,984(j,o)

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,563,796)                             3,895,364

                                   NUMBER OF
                                   CONTRACTS         VALUE
--------------------------------------------------------------------------------

PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS
IMM Euro Future Option                     5           688
IMM Euro Future Option                    20           375
   (COST $1,323)

PUT OPTIONS
U.S. Treasury 10 Yr. Futures              15         1,875
   (COST $2,307)

TOTAL PURCHASED OPTIONS
   (COST $3,630)                                     2,938

TOTAL INVESTMENTS IN SECURITIES
   (COST $311,932,917)                         328,823,108

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 14.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.1%

GEI Short Term Investment Fund
5.49%                             24,642,272    24,642,272(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 7.4%

State Street Navigator Securities
   Lending Prime Portfolio
5.33%                             25,703,214    25,703,214(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $50,345,486)                           50,345,486

TOTAL INVESTMENTS
   (COST $362,239,965)                         379,168,594

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (8.5)%                        (29,593,890)
                                              ------------

NET ASSETS-- 100.0%                           $349,574,704
                                              ============


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

STRATEGIC INVESTMENT FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Strategic Investment Fund had the following written option contracts open at September 30, 2006:

                        EXPIRATION DATE/      NUMBER
CALL OPTIONS             STRIKE PRICE     OF CONTRACTS      VALUE
--------------------------------------------------------------------------------
IMM Euro Future
  Options                  Oct 06/94.88        20          $(125)
IMM Euro Future
  Options                  Nov 06/94.75         5           (219)
  (Written Option Premium $428)

                          EXPIRATION DATE/      NUMBER
PUT OPTIONS                STRIKE PRICE     OF CONTRACTS    VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  10 Yr. Futures           Oct 06/106.00         15        $(469)
  (Written Option Premium $583)
                                                          ------
                                                           $(813)
                                                          ======


The GE Institutional Strategic Investment Fund had the following long futures contracts open at September 30, 2006:


                              NUMBER       CURRENT
                EXPIRATION      OF         NOTIONAL     UNREALIZED
DESCRIPTION        DATE      CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures      December 2006    32       $10,763,200     $127,082
U.S. Treasury
  Notes 2 Yr.
  Futures      December 2006    15         3,067,500        8,877
U.S. Treasury
  Notes 10 Yr.
  Futures      December 2006     4           432,250         (261)
                                                         --------
                                                         $135,698
                                                         ========


Foreign currency exchange contracts outstanding at September 30, 2006:

                     CONTRACTS      IN                UNREALIZED
SETTLEMENT               TO      EXCHANGE  CONTRACTS APPRECIATION/
   MONTH   TYPE        RECEIVE      FOR    AT VALUE  DEPRECIATION
--------------------------------------------------------------------------------
 Oct-06    Buy   JPY 27,129,340  $230,300  $229,783    $(517)
 Oct-06    Buy   JPY 27,209,945  $230,300  $230,466    $ 166
 Oct-06    Buy   JPY 37,217,250  $315,000  $315,227    $ 227
                                 ---------------------------
                                 $775,600  $775,476    $(124)
                                 ===========================

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.


Q.  HOW DID THE GE INSTITUTIONAL INCOME FUND
    PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Income Fund returned 3.75% for Investment Class shares and 3.50% for Service Class shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 3.67% for the same period, and the Fund's Lipper peer group of 486 Intermediate Investment Grade Debt Funds returned an average of 3.15% for the same period.


Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME
    MARKET OVER THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil, increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-month period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index-Global


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
PAUL M. COLONNA

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A


    Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from very low levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just ahead of its securitized cousins, ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%.


Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The main positive contributor to Fund performance was the allocations to both the high yield and emerging market sectors. Returns in these markets overwhelmed that of the benchmark over the last twelve-month period. Yield curve positioning also added to relative return. Excess return from duration positioning was nearly flat, while individual security performance relative to the benchmark securities had a negative impact on total Fund return.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,032.90                             1.20

     Service Class                   1,000.00                           1,031.60                             2.43
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.60                             1.21

     Service Class                   1,000.00                           1,022.40                             2.44
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.24% FOR INVESTMENT CLASS AND 0.48% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 3.29% FOR INVESTMENT CLASS SHARES, AND 3.16% FOR SERVICE CLASS
   SHARES.

Income Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                   GE INSTITUTIONAL INCOME          LB AGGREGATE BOND INDEX
11/21/97                $10,000.00                       $10,000.00
9/98                     10,921.12                        10,941.19
9/99                     10,842.65                        10,901.15
9/00                     11,559.12                        11,663.20
9/01                     13,038.16                        13,173.92
9/02                     14,090.28                        14,306.41
9/03                     14,844.46                        15,080.35
9/04                     15,346.43                        15,635.01
9/05                     15,763.49                        16,072.03
9/06                     16,355.14                        16,661.95


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE      SINCE      ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Income Fund              3.75%   4.64%    5.71%          $16,355
--------------------------------------------------------------------------------
LB Aggregate Bond Index  3.67%   4.81%    5.95%*         $16,662
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                 GE INSTITUTIONAL INCOME          LB AGGREGATE BOND INDEX
9/05                  $10,000.00                       $10,000.00
12/05                  10,060.16                        10,059.48
3/06                   10,032.77                         9,994.42
6/06                   10,011.38                         9,986.79
9/06                   10,349.85                        10,367.05


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE      THREE     SINCE         ENDING VALUE OF A
                         YEAR     YEAR    INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Income Fund              3.50%     N/A      3.50%             $10,350
--------------------------------------------------------------------------------
LB Aggregate Bond Index  3.67%    3.38%     3.67%*            $10,367
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.


SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $401,058
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Sovereign Bonds 0.8%
Federal Agencies 0.9%
Asset Backed 12.5%
Short-Term & Others 14.8%
Corporate Notes 18.1%
U.S. Treasuries 23.9%
Mortgage Backed 29.0%


QUALITY RATINGS AS OF SEPTEMBER 30, 2006
as a % of Market Value (unaudited)
--------------------------------------------------------------------------------
         MOODY'S/S&P/                   PERCENTAGE OF
        FITCH RATING**                  MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                       79.25%
--------------------------------------------------------------------------------
            Aa / AA                         2.76%
--------------------------------------------------------------------------------
             A / A                          5.84%
--------------------------------------------------------------------------------
            Below A                         7.03%
--------------------------------------------------------------------------------
       Ba / BB and lower                    5.11%
--------------------------------------------------------------------------------
        NR / Other ***                      0.01%
--------------------------------------------------------------------------------


AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

*** LESS THAN 0.01%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND

Schedule of Investments                                      September 30, 2006
--------------------------------------------------------------------------------


                                  INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 97.8%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 32.6%

U.S. Treasury Bonds
4.50%       02/15/36            $    601,000  $    576,209(j)
5.38%       02/15/31                 780,000       842,962(j)
7.13%       02/15/23               4,194,000     5,269,006(j)
8.13%       08/15/19 - 08/15/21    2,729,000     3,623,299(h,j)
U.S. Treasury Inflation Indexed Bonds
2.00%       01/15/16               1,748,256     1,709,322(m)
3.50%       01/15/11               3,326,687     3,486,268(m)
U.S. Treasury Notes
4.13%       08/15/08                 293,000       290,275(j)
4.50%       09/30/11              23,680,000    23,590,134
4.88%       05/15/09 - 08/15/16   55,985,000    56,575,034(j)
                                                95,962,509

FEDERAL AGENCIES -- 1.2%

Federal Farm Credit Bank
3.75%       01/15/09               1,511,000     1,473,655(h)
Federal Home Loan Mortgage Corp.
4.75%       12/08/10               2,048,000     2,032,903(h)
                                                 3,506,558

AGENCY MORTGAGE BACKED -- 20.1%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 02/01/35      663,502       620,363(h)
5.00%       07/01/35 - 10/01/35    1,588,374     1,527,762(h)
5.50%       05/01/20                 172,757       172,565(h)
6.00%       04/01/17 - 05/01/35    2,088,791     2,107,536(h)
6.50%       01/01/27 - 09/01/36    2,566,316     2,618,946(h)
7.00%       10/01/16 - 08/01/36      542,656       558,015(h)
7.50%       01/01/08 - 09/01/33       83,529        85,942(h)
8.00%       11/01/30                  56,507        59,544(h)
8.50%       04/01/30 - 05/01/30       93,730       100,521(h)
9.00%       12/01/16                   5,964         6,361(h)
9.50%       04/01/21                     496           536(h)
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19      667,442       630,422(h)
4.50%       05/01/18 - 02/01/35    4,554,300     4,359,864(h)
5.00%       06/01/20 - 08/01/35    2,961,090     2,861,836(h)
5.50%       03/01/14 - 08/01/35    2,532,727     2,523,630(h)
5.50%       10/01/24                 118,967       119,707(h,i)
6.00%       02/01/14 - 08/01/35    6,032,788     6,066,716(h)
6.50%       07/01/17 - 08/01/36    5,361,881     5,468,761(h)
7.00%       08/01/13 - 06/01/36    1,758,860     1,808,013(h)
7.50%       12/01/09 - 03/01/34      718,525       741,786(h)
8.00%       12/01/12 - 11/01/33      328,388       345,702(h)
8.50%       05/01/31                  15,697        16,871(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

9.00%       06/01/09 - 12/01/22  $    99,010  $    103,569(h)
5.00%       TBA                    3,938,645     3,812,342(c)
5.50%       TBA                    4,967,355     4,943,014(c)
6.00%       TBA                   10,250,000    10,369,070(c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34    1,236,590     1,174,640(h)
5.00%       08/15/33                 227,101       221,434
6.00%       04/15/27 - 09/15/36    1,130,737     1,145,283
6.50%       04/15/19 - 08/15/36      906,638       930,560
7.00%       03/15/12 - 06/15/34      142,890       146,400
7.50%       01/15/23 - 10/15/33      119,847       124,484
8.00%       02/15/30 - 09/15/30        2,855         3,024
8.50%       10/15/17                  23,255        24,774
9.00%       11/15/16 - 12/15/21      137,218       148,580
5.50%       TBA                    3,255,000     3,232,622(c)
                                                59,181,195

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%

Collateralized Mortgage Obligation
   Trust (Class B)
5.86%       11/01/18                   2,650         2,239(d,f,h)
Federal Home Loan Mortgage Corp.
1.32%       10/15/18                 930,349        50,910(g,h,i)
1.82%       12/15/30               2,029,646        95,774(g,h,i)
3.21%       10/15/33                 373,840       291,999(i)
3.97%       12/15/33                 231,580       194,670(i)
4.50%       04/15/13 - 03/15/19    1,687,222       163,111(g)
4.50%       05/15/17 - 11/15/19      765,600       724,052
5.00%       01/15/11 - 12/01/34   10,747,258     2,039,825(g,h)
5.00%       05/15/20 - 02/15/35    5,139,780     4,796,547(h)
5.08%       06/15/33                 742,699       728,803(i)
5.50%       04/15/17 - 06/15/33      911,364       172,492(g)
5.50%       10/15/34                 530,864       532,842
7.50%       01/15/16                  86,231        89,224
7.50%       07/15/27                  26,802         5,610(g,h)
8.00%       04/15/20                     873           871(h)
8.00%       02/01/23 - 07/01/24       26,155         5,520(g,h)
11.71%      09/25/43               3,083,642        36,538(d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
5.57%       08/01/27                   5,860         4,792(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
4.37%       11/01/34               1,148,994       861,069(d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
7.50%       11/01/23                 141,945        36,462(g,h)
8.00%       08/01/23 - 07/01/24       54,048        12,197(g,h)
8.50%       03/01/17 - 07/25/22        5,981         1,228(g,h)
9.00%       05/25/22                   1,844           446(g,h)
Federal National Mortgage Assoc.
1.19%       12/25/42                 724,587        15,624(g,h,i)
1.67%       10/25/29                 691,693        39,915(g,h,i)
1.77%       12/25/30               1,011,671        49,837(g,h,i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

2.17%       05/25/18            $    970,823 $      64,948(g,h,i)
2.27%       09/25/42               1,957,780        85,653(g,h,i)
2.32%       04/25/17 - 10/25/17    1,511,261        95,046(g,h,i)
2.37%       08/25/16                 469,142        22,706(g,h,i)
2.77%       06/25/42                 617,976        37,705(g,h,i)
3.54%       09/25/31                 463,061       430,588(h,i)
4.00%       02/25/28                  46,146        45,144(h)
4.50%       05/25/18                 316,411        28,526(g,h)
4.50%       12/25/19                 287,100       264,231(h)
4.75%       11/25/14                 183,283        12,154(g,h)
5.00%       08/25/17 - 02/25/32      363,990        37,953(g,h)
5.00%       03/25/35                 382,800       354,453(h)
5.50%       07/25/34 - 02/25/35    1,121,390     1,123,713(h)
5.75%       02/25/35                 574,200       581,223(h)
6.00%       12/25/34                 364,700       373,355(h)
6.50%       12/25/34                 246,650       251,477(h)
8.00%       07/25/14                 228,377       232,195(h)
Federal National Mortgage
   Assoc. (Class S)
1.77%       02/25/31                 667,462        31,468(g,i)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13                 587,087        24,567(g,h)
4.88%       03/25/31                 662,943       649,421(h,i)
5.00%       10/25/22                 307,723        50,246(g,h)
Federal National Mortgage Assoc.
   REMIC (Class B)
5.24%       12/25/22                   1,798         1,475(d,f,h)
Federal National Mortgage Assoc.
   REMIC (Class J)
1080.91%    03/25/22                      23           297(g,h)
Federal National Mortgage Assoc.
   REMIC (Class K)
1008.00%    05/25/22                      31           906(g,h)
Government National
   Mortgage Assoc.
5.00%       02/16/34                 310,460       287,959(h)
                                                16,040,006

ASSET BACKED -- 4.0%

Accredited Mortgage Loan
   Trust (Class A)
5.63%       07/25/34                 102,050       102,403(h,i)
Bank One Issuance Trust
3.59%       05/17/10                 121,740       119,959(h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.70%       01/25/34                  52,644        52,843(h,i)
Capital One Master Trust (Class C)
6.70%       06/15/11                 304,000       311,314(b,h)
Carmax Auto Owner Trust
4.35%       03/15/10                 301,000       297,111(h)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.58%       03/25/32                  68,977        69,004(h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Citibank Credit Card
   Issuance Trust
4.45%       04/07/10            $    339,000   $   334,394(h)
CNH Equipment Trust (Class A)
5.49%       12/15/10                 209,735       210,021(b,h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.60%       05/25/36                  75,387        75,504(h,i)
5.89%       08/25/32                  14,136        14,140(h,i)
Countrywide Home Equity Loan
   Trust (Class A)
5.56%       07/15/27                  68,346        68,352(h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.61%       01/25/35                  95,851        95,995(h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.58%       01/20/33                 238,392       238,687(h,i)
Ford Credit Floorplan Master Owner
   Trust (Class A)
5.37%       07/15/09               2,700,000     2,698,738(i)
GSAA Trust
5.39%       10/25/36               3,000,000     2,997,603(i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10                 327,588       322,539
Metris Master Trust (Class A)
5.48%       10/20/10               2,000,000     2,000,000(i)
Mid-State Trust
7.54%       07/01/35                   6,643         6,901(h)
Peco Energy Transition Trust
6.52%       12/31/10                 238,000       249,752(h)
Residential Asset Mortgage
   Products, Inc.
5.57%       03/25/34                  23,640        23,653(h,i)
5.66%       12/25/33                  80,231        80,457(h,i)
Residential Asset Securities Corp.
5.58%       07/25/32                  30,912        30,920(h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30                 182,824       180,319(h,i)
5.62%       06/25/33                  30,046        30,055(h,i)
5.70%       01/25/33                 108,665       108,686(h,i)
5.87%       04/25/32                 112,668       112,704(h,i)
SLM Student Loan Trust (Class A)
5.44%       06/15/18                 360,637       360,956(h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%       10/20/10                 201,000       198,534
Wachovia Asset Securitization Inc.
   (Class A)
5.55%       06/25/34                 253,152       253,427(h,i)
Wells Fargo Home Equity Trust
3.97%       09/25/24                 155,000       151,738(h,i)
                                                11,796,709


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

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Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 23.1%

Abbey National PLC
7.95%       10/26/29                $370,000  $    461,538(h)
Abbott Laboratories
5.88%       05/15/16                 445,000       461,291(h)
AGL Capital Corp.
7.13%       01/14/11                 190,000       201,663
AIG SunAmerica Global Financing VII
5.85%       08/01/08                 305,000       308,371(b,h)
Allegiance Corp.
7.00%       10/15/26                 225,000       239,587(h)
Allied Waste North America, Inc.
8.50%       12/01/08                 809,000       847,428
Allstate Life Global Funding Trusts
3.85%       01/25/08                 299,000       293,836(h)
Altria Group, Inc.
7.20%       02/01/07                 194,000       194,695(h)
American Electric Power
   Company, Inc.
4.71%       08/16/07                  74,500        73,991(h,k)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15                 289,000       281,496(h)
American General Corp.
7.50%       08/11/10                 212,000       228,188(h)
Appalachian Power Co. (Series G)
3.60%       05/15/08                 181,000       176,105(h)
Appalachian Power Co. (Series K)
5.00%       06/01/17                 250,000       234,585(h)
Archer-Daniels-Midland Co.
7.00%       02/01/31                 250,000       288,400(h)
Arizona Public Service Co.
6.25%       08/01/16                 290,000       295,697
AT&T, Inc.
4.13%       09/15/09                 500,000       484,144(h)
5.63%       06/15/16                 580,000       573,270(h)
5.88%       08/15/12                 250,000       254,487(h)
AvalonBay Communities, Inc. (REIT)
5.75%       09/15/16                 190,000       191,843
BAC CAP TRUST V
5.63%       03/08/35                 376,000       349,526(h)
Banco BMG S.A.
9.15%       01/15/16                 200,000       200,500(b,h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14                 500,000       502,500(b,h,i)
Banco Santander Chile
5.38%       12/09/14                 381,000       375,084(b,h)
Bank of America Corp.
5.75%       08/15/16                 230,000       234,115
Barclays Bank PLC
5.93%       12/31/49                 200,000       199,958(b,i)
BellSouth Corp.
4.20%       09/15/09                 275,000       266,690
6.55%       06/15/34                 356,000       357,683(h)
BJ Services Co.
5.75%       06/01/11                 290,000       292,630
BNP US Funding LLC (Series A)
7.74%       12/31/49                 174,000       178,097(b,h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Boyd Gaming Corp.
7.13%       02/01/16                $385,000  $    372,488(h)
Braskem S.A.
8.00%       01/26/17                 160,000       160,240(b)
British Telecommunications PLC
8.38%       12/15/10                 115,000       128,829
Burlington Northern Santa Fe Corp.
8.13%       04/15/20                 550,000       672,830(h)
Cadbury Schweppes
   US Finance LLC
3.88%       10/01/08                  81,000        78,787(b)
Campbell Soup Co.
5.50%       03/15/07                 292,000       292,210(h)
Capital One Bank
6.50%       06/13/13                 139,000       145,330(h)
Capital One Financial Corp.
8.75%       02/01/07                 378,000       381,865(h)
Carolina Power & Light Co.
5.15%       04/01/15                 179,000       174,995(h)
5.70%       04/01/35                  92,000        89,278(h)
6.13%       09/15/33                 241,000       247,735(h)
CBS Corp.
5.63%       05/01/07                  43,000        43,033(h)
CCSA Finance Ltd.
7.88%       05/17/16                 155,000       155,775(b)
Clear Channel Communications, Inc.
4.63%       01/15/08                 229,000       226,048(h)
CNA Financial Corp.
6.00%       08/15/11                 290,000       294,062
Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22                 117,000       151,182(h)
Commonwealth Bank of Australia
6.02%       03/29/49                 280,000       279,807(b,i)
Consolidated Edison Company
   of New York
5.63%       07/01/12                 170,000       172,679(h)
Consumers Energy Co.
5.15%       02/15/17                 238,000       227,811(h)
Corp Andina de Fomento
5.75%       01/12/17                 220,000       221,512
Cosan S.A. Industria e Comercio
8.25%       02/28/49                 240,000       227,400(b,h)
Cosipa Commercial Ltd.
8.25%       06/14/16                 200,000       211,500(b)
Countrywide Home Loans, Inc.
5.63%       05/15/07                 317,000       317,357(h)
COX Communications, Inc.
5.45%       12/15/14                 376,000       362,914(h)
CRH America, Inc.
6.00%       09/30/16                 195,000       195,274
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%       11/15/15                 965,000       977,063
CSC Holdings, Inc.
7.88%       12/15/07                 505,000       512,575
CSX Transportation, Inc.
9.75%       06/15/20                 146,000       196,903(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

DaimlerChrysler NA Holding Corp.
4.05%       06/04/08                $250,000  $    244,580(h)
4.75%       01/15/08                 250,000       247,617(h)
DBS Bank Ltd.
5.00%       11/15/19                 443,000       424,632(b,h,i)
Delhaize America, Inc.
8.13%       04/15/11                 195,000       209,291
Detroit Edison Co. (Series B)
5.45%       02/15/35                 401,000       372,831(h)
Deutsche Bank Capital
   Funding Trust VII
5.63%       01/19/49                 161,000       156,974(b,h,i)
Deutsche Telekom International
   Finance BV
3.88%       07/22/08                 470,000       459,041(h)
Devon OEI Operating Inc.
4.38%       10/01/07                 141,000       139,383(h)
Diageo Capital PLC
5.50%       09/30/16                 290,000       287,577
Dominion Resources, Inc.
5.69%       05/15/08                 371,400       372,919(h,k)
Dominion Resources, Inc. (Series B)
4.13%       02/15/08                 333,000       327,569(h)
Dominion Resources, Inc. (Series G)
3.66%       11/15/06                 367,450       366,665(h,k)
Duke Capital LLC
4.33%       11/16/06                 163,150       162,890(h)
5.67%       08/15/14                 404,000       401,100(h)
8.00%       10/01/19                  28,000        32,532(h)
Echostar DBS Corp.
7.00%       10/01/13                 366,000       357,765(b)
7.13%       02/01/16                 696,000       672,510(b,h)
El Paso Corp.
7.63%       09/01/08                 280,000       286,650
El Paso Electric Co.
6.00%       05/15/35                 378,000       364,863(h)
El Paso Production
   Holding Company
7.75%       06/01/13                 505,000       516,363
Embarq Corp.
7.08%       06/01/16                 290,000       295,852
Empresa Energetica de Sergipe and
   Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%      07/19/13                 205,000       211,406(b)
Enterprise Products Operating LP
4.00%       10/15/07                 680,000       669,659(h)
EOP Operating LP
7.00%       07/15/11                 500,000       529,529(h)
7.75%       11/15/07                 382,000       391,614(h)
Federated Department Stores, Inc.
6.90%       04/01/29                 215,000       219,660
FirstEnergy Corp. (Series B)
6.45%       11/15/11                 340,000       354,680(h)
Forest Oil Corp.
8.00%       06/15/08                 655,000       672,194
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08                 500,400       501,223(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Georgia Power Co.
4.88%       07/15/07                $386,000  $    384,676(h)
Goodrich Corp.
7.10%       11/15/27                 200,000       218,029(h)
Greater Bay Bancorp
5.25%       03/31/08                 515,000       512,961(h)
GS Caltex Corp.
5.50%       10/15/15                 384,000       378,283(b,h)
GTE Corp.
6.94%       04/15/28                 384,000       396,105(h)
7.51%       04/01/09                 250,000       262,139(h)
Halliburton Co.
8.75%       02/15/21                 533,000       676,909(h)
HSBC Capital Funding LP
4.61%       12/29/49                 368,000       341,138(b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49                 162,000       183,866(b,h,i)
HSBC Finance Corp.
6.50%       11/15/08                 528,000       541,694(h)
Hutchison Whampoa
   Finance CI Ltd. (Series C)
7.50%       08/01/27                 495,000       566,834(b)
IBM Canada Credit Services Co.
3.75%       11/30/07                 212,000       208,161(b,h)
ICICI Bank Ltd.
7.25%       08/29/49                 200,000       203,386(b,i)
IIRSA Norte Finance Ltd.
8.75%       05/30/24                 245,000       251,125(b)
IMC Global Inc. (Series B)
10.88%      06/01/08                 405,000       431,831
ING Capital Funding TR III
8.44%       12/29/49                 318,000       353,373(h,i)
ING Groep N.V.
5.78%       12/29/49                 540,000       532,149(h,i)
International Business
   Machines Corp.
3.80%       02/01/08                 250,000       245,723(h)
iStar Financial, Inc. (REIT)
4.88%       01/15/09                 128,000       126,676(h)
7.00%       03/15/08                 170,000       174,181(h)
JBS S.A.
10.50%      08/04/16                 155,000       156,938(b)
Kansas Gas & Electric
5.65%       03/29/21                 198,000       193,076(h)
Kimco Realty Corp. (REIT)
4.82%       06/01/14                 250,000       237,551(h)
Kinder Morgan Energy Partners LP
5.13%       11/15/14                 295,000       279,818(h)
Kraft Foods, Inc.
5.25%       06/01/07                 256,000       255,573(h)
L-3 Communications Corp.
6.38%       10/15/15                 300,000       291,750(h)
Laboratory Corp of
   America Holdings
5.63%       12/15/15                 250,000       247,738(h)
Landsbanki Islands
6.10%       08/25/11                 200,000       202,094(b)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Lucent Technologies Inc.
5.50%       11/15/08             $   500,000  $    492,500
Lyondell Chemical Company
8.25%       09/15/16                 640,000       649,600
MacDermid, Inc.
9.13%       07/15/11                 660,000       688,050(h)
Marsh & McLennan
   Companies, Inc.
5.15%       09/15/10                 382,000       374,708(h)
5.64%       07/13/07               1,000,000       999,776(h,i)
Mediacom Broadband LLC
8.50%       10/15/15                 505,000       501,844(b)
Merrill Lynch & Company, Inc.
6.05%       05/16/16                 330,000       340,621
MGM Mirage
5.88%       02/27/14               1,150,000     1,065,188(h)
Midamerican Energy Holdings Co.
3.50%       05/15/08                 357,000       347,122(h)
6.13%       04/01/36                 245,000       247,448(b,h)
Mohegan Tribal Gaming Authority
8.00%       04/01/12                 646,000       668,610(h)
Morgan Stanley
5.30%       03/01/13                 200,000       198,794(h)
Morgan Stanley (Series F)
6.25%       08/09/26                 230,000       238,105
Motorola, Inc.
4.61%       11/16/07                 374,900       372,022(h)
MUFG Capital Finance 1 Ltd.
6.35%       07/25/49                 245,000       248,264(h,i)
NAK Naftogaz Ukrainy
8.13%       09/30/09                 200,000       193,434
National Power Corp.
9.63%       05/15/28                 255,000       294,163
NB Capital Trust IV
8.25%       04/15/27                 290,000       304,330(h)
Nelnet, Inc.
5.13%       06/01/10                 461,000       450,890(h)
Nevada Power Company (Series N)
6.65%       04/01/36                 130,000       134,355(b)
New Cingular Wireless Services Inc.
8.75%       03/01/31                 417,000       534,595(h)
News America, Inc.
7.25%       05/18/18                 231,000       253,652(h)
Nisource Finance Corp.
5.45%       09/15/20                 290,000       267,794
Norfolk Southern Corp.
6.00%       04/30/08                  55,000        55,549(h)
Norfolk Southern Railway Co.
9.75%       06/15/20                 261,000       354,979(h)
Northeast Utilities (Series B)
3.30%       06/01/08                 235,000       226,832(h)
Northern States Power Co.
6.25%       06/01/36                 115,000       122,071
Northrop Grumman Corp.
4.08%       11/16/06                 231,900       231,516(h)
NorthWestern Corp.
5.88%       11/01/14                 412,000       405,286(h)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Ohio Power Co. (Series E)
6.60%       02/15/33                $121,000  $    128,511(h)
ONEOK Partners LP
5.90%       04/01/12                 190,000       190,746
Owens Brockway Glass
   Container Inc.
6.75%       12/01/14                 320,000       304,000(h)
Pacific Bell
7.13%       03/15/26                 135,000       145,139
Pacific Gas & Electric Co.
6.05%       03/01/34                 189,000       190,203(h)
Pan American Energy LLC. (Series 4)
7.75%       02/09/12                 175,000       174,563(b)
PanAmSat Corp.
9.00%       08/15/14                 739,000       763,018(h)
Pemex Finance Ltd.
9.03%       02/15/11                 423,000       452,720(h)
9.69%       08/15/09                 516,000       558,715(h)
Pemex Project Funding Master Trust
6.13%       08/15/08                 650,000       654,973(h)
7.38%       12/15/14                 325,000       352,216(h,j)
Pepco Holdings, Inc.
5.50%       08/15/07                 386,000       385,910(h)
6.03%       06/01/10                 425,000       426,416(h,i)
Petrobras International
   Finance Company
6.13%       10/06/16                 125,000       124,446
Pioneer Natural Resources Co.
6.88%       05/01/18                 505,000       504,643(h)
Plains All American Pipeline, LP
6.70%       05/15/36                 200,000       208,945(b)
Popular North America, Inc.
4.25%       04/01/08                 295,000       289,678
Potomac Edison Co.
5.35%       11/15/14                 178,000       174,971(h)
Procter & Gamble - ESOP (Series A)
9.36%       01/01/21                 615,388       774,077(h)
Prudential Holdings LLC (Series C)
8.70%       12/18/23                 295,000       376,166
Puget Energy, Inc.
3.36%       06/01/08                 232,000       224,373(h)
Puget Sound Energy Inc.
6.27%       03/15/37                 115,000       117,238
5.48%       06/01/35                 250,000       228,831(h)
Qwest Capital Funding Inc.
6.38%       07/15/08                 957,000       958,196
Rabobank Capital Funding II
5.26%       12/31/49                 543,000       531,415(b,h,i)
Rabobank Capital Funding Trust
5.25%       12/29/49                 190,000       183,394(b,i)
Reckson Operating
   Partnership LP (REIT)
5.88%       08/15/14                 218,000       217,520(h)
Resona Bank Ltd.
5.85%       09/29/49                 300,000       293,292(b,i)
Rogers Cable Inc.
5.50%       03/15/14                 596,000       560,240(h)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Rouse Company LP (REIT)
6.75%       05/01/13             $   300,000  $    299,806(b)
RSHB Capital S.A.
7.18%       05/16/13                 250,000       260,000(b)
Simon Property Group, L.P. (REIT)
4.60%       06/15/10                 257,000       250,790(h)
4.88%       08/15/10                 256,000       251,738(h)
Smith International, Inc.
6.00%       06/15/16                 195,000       199,438
Southern Copper Corp.
7.50%       07/27/35                 490,000       512,841
Sprint Capital Corp.
6.00%       01/15/07                 598,000       598,641(h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14                 220,000       213,730(i)
Station Casinos Inc.
7.75%       08/15/16                 260,000       269,750
Stewart Enterprises, Inc.
6.25%       02/15/13                 803,000       742,775
Tampa Electric Co.
6.55%       05/15/36                      --            --
Telecom Italia Capital S.A.
6.11%       07/18/11                 390,000       386,960(i)
Telefonos de Mexico S.A. de C.V.
4.50%       11/19/08                 140,000       137,223(h)
8.75%       01/31/16               2,700,000       240,764
Teva Pharmaceutical Finance LLC
6.15%       02/01/36                 190,000       182,951
The Kroger Co.
6.80%       12/15/18                 244,000       255,702(h)
The Thomson Corp.
5.50%       08/15/35                 250,000       230,938(h)
Time Warner Entertainment Co.
8.38%       03/15/23 - 07/15/33      559,000       654,252(h)
Time Warner, Inc.
6.88%       05/01/12                  21,000        22,153(h)
TNK-BP Finance S.A.
7.50%       07/18/16                 135,000       141,037(b)
TXU Electric Delivery Co.
5.00%       09/01/07                 257,000       255,933(h)
6.38%       05/01/12                 111,000       114,632(h)
Tyson Foods, Inc.
7.25%       10/01/06                  17,000        17,000(h)
Union Pacific Railroad Co.
5.87%       07/02/30                 195,000       204,882
United Overseas Bank Ltd.
4.50%       07/02/13                 395,000       372,897(b,h)
United Utilities PLC
6.45%       04/01/08                 297,000       301,437(h)
Vale Overseas Ltd.
8.25%       01/17/34                 255,000       289,425
Valero Energy Corp.
3.50%       04/01/09                 410,000       392,890(h)
Verizon Pennsylvania Inc.
8.75%       08/15/31                 250,000       297,278(h)
VTB Capital S.A.
6.14%       09/21/07                 510,000       512,329(b,h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Wells Fargo & Co.
5.25%       12/01/07              $   41,000  $     41,011(h)
Wells Fargo Bank NA
5.95%       08/26/36                 150,000       153,559
Westar Energy, Inc.
5.15%       01/01/17                 165,000       157,242(h)
7.13%       08/01/09                 135,000       140,378(h)
Westfield Capital Corporation Ltd.
4.38%       11/15/10                 363,000       350,079(b,h)
Weyerhaeuser Co.
6.13%       03/15/07                 142,000       142,158(h)
Williams Partners LP
7.50%       06/15/11                 510,000       511,275(b)
Wisconsin Electric Power
3.50%       12/01/07                 298,000       291,928(h)
Wyeth
4.38%       03/01/08                 300,000       296,089
                                                68,118,790

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.2%

Banc of America Commercial
   Mortgage Inc.
5.32%       10/10/11                 373,000       374,871
Banc of America Funding Corp.
5.75%       03/20/36                 207,406       206,889(h,i)
5.86%       02/20/36                 345,813       346,622(h,i)
Banc of America Mortgage
   Securities (Class B)
5.33%       10/25/35                 130,402       126,695(h,i)
5.39%       01/25/36                 215,851       212,024(h,i)
5.56%       02/25/36                 158,813       157,088(h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35                 295,329       299,725(h)
Bear Stearns Commercial
   Mortgage Securities
5.58%       03/11/39                 171,604       173,609(h,i)
6.02%       02/14/31                 424,000       430,739(h)
CalSTRS Trust
4.13%       11/20/12                 687,000       678,147(b,h)
Citigroup Mortgage Loan Trust, Inc.
6.10%       08/25/36                 470,653       473,447(i)
Countrywide Alternative Loan Trust
5.97%       05/25/36                  79,640        72,262(i)
6.00%       03/25/36 - 06/25/36      244,699       211,374
Countrywide Alternative Loan
   Trust (Class B)
6.00%       05/25/36 - 08/25/36      239,479       215,722
Countrywide Asset-Backed
   Certificates
5.61%       11/25/35                 546,570       546,842(h,i)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35                 193,007       188,086(h)
Credit Suisse Mortgage
   Capital Certificates
5.47%       09/15/39                 549,000       552,643


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36            $     94,345  $     92,301(h,i)
Crusade Global Trust (Class A)
5.58%       09/18/34                  70,198        70,356(h,i)
CS First Boston Mortgage
   Securities Corp.
1.69%       03/15/35               8,070,518       307,343(b,h,i)
5.16%       07/15/37               5,773,039       160,828(b,d,h,i)
5.33%       10/25/35                 193,542       185,864(h,i)
6.13%       04/15/37               1,285,560     1,341,764(h)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 248,400       252,433(h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35                 296,065       300,057(h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35               1,093,118     1,111,269(h)
6.47%       04/15/34                 204,404       213,542(h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.08%       12/10/41               9,335,456       214,009(d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37                 448,472       447,721(h)
Impac CMB Trust (Class A)
5.59%       10/25/35                 672,643       672,954(h,i)
6.09%       12/25/33                 144,002       144,068(h,i)
Indymac INDA Mortgage
   Loan Trust
5.16%       01/25/36                 127,889       122,518(h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36                 127,889       126,984(h,i)
Indymac Index Mortgage
   Loan Trust
5.39%       06/25/35                 326,961       319,227(h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.29%       01/12/39               5,131,480       187,125(b,h,i)
6.47%       11/15/35                 339,248       357,451(h)
JP Morgan Mortgage Trust
5.41%       11/25/35                 630,687       622,323(h,i)
LB-UBS Commercial
   Mortgage Trust
4.06%       09/15/27                 740,820       721,444(h,i)
4.51%       12/15/29                 343,248       332,760(h)
4.53%       01/15/36               2,324,472       156,937(b,d,h)
4.63%       03/15/34               1,234,436        17,216(b,d,h,i)
5.09%       01/18/12               8,077,318       229,431(d,h,i)
5.26%       09/15/39                 610,000       613,050
5.37%       09/15/39                 610,000       613,015
6.17%       10/15/35               2,096,338        89,818(b,d,h,i)
6.23%       03/15/26                 138,204       141,367(h)
6.24%       01/15/36               3,637,056        97,746(b,d,h,i)
7.16%       02/15/40               6,411,089       137,635(b,d,h,i)
7.80%       03/15/36               6,098,761       172,176(b,d,h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30            $    285,400  $    297,129(h)
6.65%       11/15/27               1,427,276     1,508,346(h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16                  65,000        68,871(b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.25%       09/15/39              17,242,000       609,956(d,i)
7.46%       12/15/39               3,918,665        69,425(b,d,h,i)
Master Alternative Loans Trust
5.00%       08/25/18                 290,763        44,796(g,h)
6.50%       08/25/34 - 05/25/35    1,184,568     1,199,039(h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35                 324,837       324,837(h)
Merrill Lynch Mortgage
   Trust (Class A)
5.80%       05/12/39                 840,000       856,006(i)
MLCC Mortgage Investors, Inc.
5.40%       02/25/36                 175,865       171,869(h,i)
Morgan Stanley Capital I
5.71%       07/20/44                 200,000       204,571
7.11%       04/15/33                 440,132       459,844(h)
Morgan Stanley Dean Witter
   Capital I
4.26%       04/15/34               1,096,793        19,983(b,d,h,i)
4.53%       10/15/35               1,717,911        29,769(b,d,h,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35                 471,800       495,966(h)
6.54%       02/15/31                 258,701       266,014(h)
Morgan Stanley Dean Witter
   Capital I (Class X)
1.42%       02/01/31                 915,229        39,108(b,h,i)
Puma Finance Ltd. (Class A)
5.55%       03/25/34                 363,554       363,991(h,i)
5.70%       10/11/34                 177,458       177,661(h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36                 317,376       311,665(h)
6.04%       01/25/36                  99,863       100,634(h,i)
Residential Funding Mortgage
   Security I
5.75%       01/25/36                 215,530       210,646(h)
Residential Mortgage Securities
5.52%       08/10/30               1,211,320     1,211,236(b,h,i)
Structured Asset Securities Corp.
   (Class X)
2.15%       02/25/28                  54,206         2,372(i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45                 859,000       868,186(h)
5.68%       05/15/43                 615,000       626,245(i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.77%       07/15/45               1,000,000     1,028,954


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Wells Fargo Mortgage Backed
   Securities Trust
5.00%       11/25/20            $    509,131  $    504,030(h)
5.35%       10/25/36                 946,135       938,235(i)
5.39%       08/25/35                 487,136       473,533(h,i)
5.50%       01/25/36                 316,038       304,798(h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%       03/25/36                 437,906       424,748(h)
                                                30,051,980

SOVEREIGN BONDS -- 1.1%

Government of Argentina
1.33%       12/31/38                 255,000       110,925(j,k)
7.00%       09/12/13                 150,000       139,297
Government of Bahamas
6.63%       05/15/33                 253,000       287,262(b,h)
Government of Brazil
8.25%       01/20/34                 255,000       293,250
8.88%       10/14/19                 250,000       296,500
12.50%      01/05/16                 485,000       223,958
Government of Colombia
7.38%       09/18/37                 245,000       248,063
8.13%       05/21/24                 220,000       242,000
12.00%      10/22/15              59,000,000        28,429
Government of Panama
7.25%       03/15/15                  25,000        26,688
Government of Philippine
7.75%       01/14/31                 245,000       255,719
9.38%       01/18/17                 245,000       289,100
Government of Turkey
7.38%       02/05/25                 245,000       241,938
9.50%       01/15/14                 355,000       403,813
Government of Uruguay
8.00%       11/18/22                 175,000       184,625
                                                 3,271,567

TOTAL BONDS AND NOTES
   (COST $290,520,605)                         287,929,314

                                     NUMBER OF
                                     CONTRACTS       VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------
CALL OPTIONS
IMM Euro Future Options                   90         1,687
IMM Euro Future Options                   35         4,813
   (COST $7,245)

PUT OPTIONS
U.S. Treasury Notes 10 Yr. Futures        85        10,625
   (COST $12,812)

TOTAL PURCHASED OPTIONS
   (COST $20,057)                                   17,125

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 18.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 13.0%

AESOP Funding II LLC (Class A)
5.45%       04/20/10              $2,000,000  $ 2,004,273(b,i)
Chase Credit Card Master
   Trust (Class A)
5.44%       07/15/10                 491,280       492,054(i)
CNH Wholesale Master Note
   Trust (Class A)
5.44%       06/15/11               2,000,000     2,001,009(i)
Countrywide Asset-Backed
   Certificates
5.48%       07/25/36               3,000,000     3,000,081(i)
5.76%       05/25/33                   3,089         3,092(i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.63%       06/25/33                     555           556(i)
Countrywide Asset-Backed
   Certificates (Class A)
5.73%       03/25/33                  66,430        66,509(i)
Countrywide Home Equity Loan
   Trust (Class A)
5.57%       05/15/28               1,605,844     1,605,991(i)
Discover Card Master Trust I
   (Class A)
5.35%       05/15/11                 828,000       828,008(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.51%       12/31/49                 828,000       828,349(i)
First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
5.78%       03/25/35               2,000,000     2,011,346(i)
Fleet Credit Card Master
   Trust II (Class A)
5.47%       04/15/10               2,200,000     2,202,723(i)
Fleet Home Equity Loan
   Trust (Class A)
5.58%       01/20/33                  98,475        98,597(h,i)
Ford Credit Floorplan Master Owner
   Trust (Class A)
5.37%       07/15/09               2,680,000     2,678,747(i)
GMAC Mortgage Corp. Loan Trust
5.42%       08/25/35               1,000,000     1,000,146(i)
Gracechurch Card Funding PLC
   (Class A)
5.36%       02/17/09               3,552,000     3,552,686(i)
GSAMP Trust
5.44%       05/25/36               1,657,726     1,657,726(b,i)
5.48%       12/25/35                 276,000       276,135(i)
Hertz Vehicle Financing LLC
5.42%       05/25/08               3,000,000     3,000,544(b,i)


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Household Automotive
   Trust (Class A)
5.67%       05/18/09             $   494,949 $     495,177(i)
Long Beach Mortgage
   Loan Trust
5.45%       09/25/35                 988,498       988,615(i)
5.61%       09/25/35               1,656,000     1,659,102(i)
Metris Master Trust (Class A)
5.48%       10/20/10                 552,000       552,000(i)
Option One Mortgage Loan Trust
   (Class A)
5.75%       02/25/33                 789,287       790,442(i)
Residential Asset Mortgage
    Products, Inc.
5.60%       12/25/33               1,322,148     1,325,164(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.61%       06/25/32                  10,222        10,225(i)
5.63%       01/25/34                  17,030        17,033(i)
Saxon Asset Securities Trust
5.56%       05/25/35                 771,490       771,921(i)
Structured Asset Investment
   Loan Trust
5.50%       04/25/35               3,000,000     3,001,447(i)
Structured Asset
   Securities Corp.
5.53%       02/25/35               1,498,881     1,500,402(i)
                                                38,420,100

CORPORATE NOTES -- 1.5%

Countrywide Financial Corp.
5.55%       09/02/08               2,200,000     2,200,081(i)
Prudential Financial, Inc.
5.54%       06/13/08               2,276,000     2,281,317(i)
                                                 4,481,398

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- 3.7%

Banc of America Large Loan
5.54%       03/15/22               3,414,000     3,415,926(b,i)
Countrywide Asset-Backed
   Certificates
5.61%       11/25/35                 546,570       546,842(h,i)
Crusade Global Trust (Class A)
5.58%       09/18/34                 200,978       201,431(h,i)
Granite Master Issuer PLC
5.47%       12/20/54               1,000,000     1,000,835(i)
Granite Mortgages PLC (Class 1)
5.68%       01/20/43                 104,460       104,586(i)
Impac CMB Trust (Class A)
6.09%       12/25/33                  55,819        55,845(h,i)

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Interstar Millennium
   Trust (Class A)
5.59%       03/14/36             $   130,156  $    130,413(i)
JP Morgan Alternative
   Loan Trust
5.39%       08/25/36                 925,965       925,967(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.50%       10/15/17                 517,994       518,133(b,i)
MortgageIT Trust (Class 1)
5.59%       05/25/35               2,541,647     2,541,518(i)
National RMBS Trust
5.50%       03/20/34                 239,459       239,532(i)
Residential Accredit Loans, Inc.
5.63%       03/25/34                 122,255       122,466(i)
Thornburg Mortgage Securities
   Trust (Class A)
5.67%       04/25/43                  77,089        77,171(i)
Washington Mutual Inc.
5.67%       01/25/45                 921,862       923,083(i)
                                                10,803,748

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $53,688,527)                           53,705,246

TOTAL INVESTMENTS IN SECURITIES
   (COST $344,229,189)                         341,651,685

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.2%

GEI Short Term Investment Fund
5.49%                             26,965,239    26,965,239(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.0%

GEI Short Term Investment Fund
5.49%                             32,441,300    32,441,300(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $59,406,539)                           59,406,539

TOTAL INVESTMENTS
   (COST $403,635,728)                         401,058,224

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET-- (36.2)%                      (106,563,248)
                                              ------------

NET ASSETS-- 100.0%                           $294,494,976
                                              ============


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

INCOME FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Institutional Income Fund had the following written option contracts open at September 30, 2006:

                        EXPIRATION DATE/      NUMBER
CALL OPTIONS              STRIKE PRICE     OF CONTRACTS       VALUE
--------------------------------------------------------------------------------
IMM Euro Future
  Options                  Oct 06/94.88        90         $   (563)
IMM Euro Future
  Options                  Nov 06/94.75        35           (1,531)
  (Written Option Premium $2,505)

                          EXPIRATION DATE/      NUMBER
PUT OPTIONS                 STRIKE PRICE     OF CONTRACTS    VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes
  10 Yr. Futures           Oct 06/106.00           85       $(2,656)
  (Written Option Premium $3,204)
                                                           --------
                                                            $(4,750)
                                                           ========


The GE Institutional Income Fund had the following long futures contracts open at September 30, 2006:

                               NUMBER       CURRENT
                 EXPIRATION      OF        NOTIONAL      UNREALIZED
DESCRIPTION         DATE      CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 2 Yr.
  Futures      December 2006     45       $9,202,500      $26,631
U.S. Treasury
  Notes 5 Yr.
  Futures      December 2006     65        6,858,516       46,529
U.S. Treasury
  Notes 10 Yr.
  Futures      December 2006     17        1,837,062       (1,109)
                                                          -------
                                                          $72,051
                                                          =======


See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Money Market Fund
--------------------------------------------------------------------------------
                                                                             Q&A


THE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 107.

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. For the twelve-month period ended September 30, 2006, the GE Institutional Money Market Fund returned 4.56% for Investment Class shares and for Service Class 4.30%. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 4.56% and the Fund's Lipper peer group of 355 Money Market Funds returned an average of 3.83% for the same period.

Q.  REVIEW WHAT HAPPENED IN THE FIXED INCOME
    MARKET OVER THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2006?

A. Economic growth rebounded strongly in the first quarter of 2006 after struggling late in 2005 due to adverse effects from hurricanes in the gulf coast. Inflation started ticking up in the first half of 2006 as commodity prices, particularly oil increased, wages rose and capacity utilization levels rose. By summer though, declining home sales pushed growth forecasts for the second half downward. Meanwhile, inflation expectations softened as gasoline prices dropped from their peak in mid-July. The Federal Reserve continued its 25 basis point rate hikes at each meeting through June showing consistency of policy through the change in chairman from Alan Greenspan to Dr. Ben Bernanke. The Federal Open Market Committee (FOMC) took no policy action at its August or September meetings, keeping the fed funds target at 5.25%. In its September statement the committee explained, "The moderation in economic growth appears to be continuing, partly reflecting a cooling of the housing market." According to the committee, slower growth combined with falling energy prices suggest a moderation of inflationary pressures. Interest rates ended the period higher, particularly at the shorter end of the yield curve. 2-year Treasury note yields rose 52 basis points to 4.68% while 10-year Treasury note yields finished at 4.62%, up 30 basis points.

    Despite hiccups in May and June, the high yield and emerging market debt sectors recorded the best total returns for the last twelve-month period. The Lehman Brothers High Yield Index returned 8.1% while the JP Morgan Emerging Market Bond Index- Global Diversified returned 7.5%. The fundamental backdrop for both these markets remained favorable throughout the period. Defaults in the high yield sector have ticked up only slightly from very low levels. Emerging market economies in general continued to improve and the political climate, especially in those countries facing an election, appeared less volatile. As a result, yield spreads versus treasuries in both markets narrowed producing the favorable return. Within the high-grade sectors, fixed-rate MBS was the best performer returning 4.2%, just ahead of its securitized cousins, ABS and Commercial MBS. Low rate volatility worked to the benefit of these sectors. Corporate spreads traded within a tight range over the last year, ending wider by just 6 basis points, producing a 3.5% return for the sector. With interest rates higher and high-grade credit spreads only slightly wider, U.S. treasury performance lagged with a 12-month return of 3.1%

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The main driver of return for the Fund relative to its benchmark is yield curve positioning along the short end of the yield curve. Throughout most of the year the average maturity was kept short to take advantage of short rates rising as a result of monetary policy. As the Fed paused in the third quarter and the market began pricing in lower rates in 2007, we moved the average maturity of the Fund out to benefit from a declining rate environment.


[PHOTO OMITTED]

PICTURED TO THE RIGHT:
DONALD J. DUNCAN

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


APRIL 1, 2006 - SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,024.93                             1.26

     Service Class                   1,000.00                           1,023.67                             2.52
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,023.54                             1.26

     Service Class                   1,000.00                           1,022.33                             2.52
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS AND 0.50% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 WERE AS
   FOLLOWS: 2.49% FOR INVESTMENT CLASS SHARES, AND 2.37% FOR SERVICE CLASS
   SHARES.

Money Market Fund
--------------------------------------------------------------------------------


 CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       GE INSTITUTIONAL MONEY MARKET           90 DAY T-BILL
12/2/97                        $10,000.00                       $10,000.00
9/98                            10,453.23                        10,423.59
9/99                            10,967.80                        10,899.03
9/00                            11,627.79                        11,526.58
9/01                            12,222.08                        12,048.65
9/02                            12,456.90                        12,262.86
9/03                            12,605.24                        12,401.99
9/04                            12,731.03                        12,540.82
9/05                            13,027.71                        12,884.75
9/06                            13,621.34                        13,473.12


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE            ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION        $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Money Market Fund        4.56%   2.19%     3.56%              $13,621
--------------------------------------------------------------------------------

90 Day T-Bill            4.56%   2.26%     3.43%*             $13,473
--------------------------------------------------------------------------------


SERVICE CLASS SHARES+
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

                       GE INSTITUTIONAL MONEY MARKET         90 DAY T-BILL
9/05                          $10,000.00                       $10,000.00
12/05                          10,088.33                        10,097.41
3/06                           10,188.68                        10,207.46
6/06                           10,306.00                        10,327.99
9/06                           10,429.90                        10,456.64


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                         ONE     FIVE     SINCE            ENDING VALUE OF A
                         YEAR    YEAR   INCEPTION        $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Money Market Fund        4.30%    N/A    4.30%***              $10,430
--------------------------------------------------------------------------------
90 Day T-Bill            4.56%   2.80%   4.56%*                $10,457
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.

SECTOR ALLOCATION AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Portfolio Composition as a % of the Market Value of $24,376
(in thousands) as of September 30, 2006

[PIE CHART OMITTED, PLOT POINTS ARE AS FOLLOWS:]

Time Deposit 0.6%
U.S. Agencies 6.5%
Corporate Notes 9.9%
Certificates of Deposit 15.1%
Repurchase Agreements 19.2%
Commercial Paper 48.7%


FUND YIELD AT SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
                                  FUND      IBC'S MONEY FUND**
--------------------------------------------------------------------------------
7-DAY CURRENT                    5.12%++         4.73%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  5.25%           4.84%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
   FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.

++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT SEPTEMBER 30, 2006.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN
    OCTOBER 1, 2005 TO SEPTEMBER 30, 2006, ON AN ANNUALIZED BASIS. THE "SINCE INCEPTION" PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 1 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND

Schedule of Investments                                       September 30, 2006
--------------------------------------------------------------------------------


                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.8%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 6.5%

U.S. AGENCIES

Federal Home Loan Bank
   Discount Notes
5.12%       01/18/07              $1,090,000  $  1,073,730(d)
Federal Home Loan
   Bank System
5.48%       10/12/07                 500,000       500,000
                                                 1,573,730

COMMERCIAL PAPER -- 48.6%

Bank of Nova Scotia
5.26%       12/15/06                 750,000       741,781
Bank of America Corp.
5.26%       10/20/06                 970,000       967,306
Barclays PLC
5.28%       11/10/06                 970,000       964,309
Bear Stearns Companies
5.09%       11/07/06                 800,000       795,815
5.10%       11/14/06                 260,000       258,379
Chariot Funding LLC
5.27%       10/17/06                 500,000       498,829(b)
Citigroup Funding Inc.
5.27%       11/15/06                 970,000       963,616
Credit Suisse First Boston
5.26%       12/05/06                 970,000       960,788
Deutsche Bank AG
5.26%       10/27/06                 970,000       966,315
HBOS PLC
5.39%       11/22/06               1,090,000     1,081,514
HSBC Holdings PLC.
5.29%       10/13/06                 530,000       529,066
ING Group
5.25%       12/15/06                 230,000       227,484
Jupiter Securitization Corp.
5.27%       10/11/06                 500,000       499,269(b)
Old Line Funding Corp.
5.26%       11/02/06                 480,000       477,756(b)
UBS AG
5.25%       10/02/06                 970,000       969,859
Windmill Funding Corp.
5.26%       10/27/06                 970,000       966,319(b)
                                                11,868,405

                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 19.2%

Barclays Bank
   5.37% date 09/29/06, to be
   repurchased at $2,691,204 on
   10/02/06 collateralized by
   $2,744,352 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 10/03/06              $2,690,000  $  2,690,000
UBS Securities LLC
   5.35% date 09/29/06, to be
   repurchased at $2,000,891 on
   10/02/06 collateralized by
   $2,042,533 U.S. Government
   Agency Bond, Coupon rate 5%,
   maturing 8/01/18                2,000,000     2,000,000
                                                 4,690,000

CORPORATE NOTES -- 9.8%

Canadian Imperial Bank
5.31%       12/23/10                 460,000       460,000
Greenwhich Capital Holdings Inc.
5.29%       02/13/07               1,010,000     1,010,000
Morgan Stanley
5.35%       10/03/06                 470,000       470,001(i)
Societe Generale
5.26%       10/31/06                 460,000       459,994
                                                 2,399,995

TIME DEPOSIT -- 0.6%

State Street Corp.
4.85%       10/02/06                 153,611       153,611(e)

CERTIFICATES OF DEPOSIT -- 15.1%

Calyon Bank
5.34%       05/04/07               1,060,000     1,060,000
First Tennessee Bank
5.36%       10/10/06                 970,000       970,000
Fortis Bank
5.28%       10/19/06                 690,000       690,000
Royal Bank of Canada NY Branch
5.35%       10/03/06                 970,000       970,000
                                                 3,690,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $24,375,741)                           24,375,741

OTHER ASSETS AND LIABILITIES,
   NET-- 0.2%                                       43,634
                                               -----------

NET ASSETS-- 100.0%                            $24,419,375
                                               ===========

See Notes to Schedules of Investments on page 75 and Notes to Financial Statements on page 92.

Notes to Schedules of Investments                             September 30, 2006
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $2,345,061, $26,764,372 and $2,442,173 or 0.67%, 9.09% and 10.00% of net
    assets for the Strategic Investment Fund, Income Fund and Money Market Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2006.

(j) All or a portion of security out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Treasury Inflation Protected Securities.

(n) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

(o) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p) Managed by SSgA Funds Management, Inc., the Fund's sub-adviser.

+   Percentages are based on net assets as of March 31, 2006.

*   Less than 0.1%.



Abbreviations:

ADR         American Depository Receipt

GDR         Global Depository Receipt

JPY         Japanese Yen

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard and Poors Depository Receipt

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


                                                                         U.S.
                                                                        EQUITY
                                                                        FUND
                         --------------------------------------------------------------------------------------------------------
                                            INVESTMENT                                            SERVICE
                                               CLASS                                               CLASS
                         ---------------------------------------------------  ---------------------------------------------------

                           9/30/06   9/30/05   9/30/04    9/30/03   9/30/02    9/30/06    9/30/05   9/30/04    9/30/03   9/30/02
                         ---------------------------------------------------  ---------------------------------------------------
INCEPTION DATE               --        --        --         --    11/25/97      --          --        --         --      1/3/01

 Net asset value,
   beginning
   of period ............  $12.07   $ 11.13 $    10.20   $  8.54   $ 10.43     $12.05    $ 11.11  $  10.18  $    8.52  $  10.41
 INCOME (LOSS) FROM
   INVESTMENT
   OPERATIONS:
   Net investment
    income ..............    0.17      0.19       0.13      0.11(b)   0.11       0.15       0.16      0.10       0.09(b)   0.09
   Net realized and
    unrealized gains
    (losses) on
    investments .........    1.22      0.91       0.91      1.65     (1.88)      1.21       0.91      0.92       1.64     (1.89)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS ............    1.39      1.10       1.04      1.76     (1.77)      1.36       1.07      1.02       1.73     (1.80)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income ..............    0.17      0.16       0.11      0.10      0.12       0.14       0.13      0.09       0.07      0.09
   Net realized gains ...    --        --         --        --         --          --         --        --        --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....    0.17      0.16       0.11      0.10      0.12       0.14       0.13      0.09       0.07      0.09
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period ......... $ 13.29    $12.07  $   11.13    $10.20    $ 8.54     $13.27    $ 12.05  $  11.11   $  10.18 $    8.52
=================================================================================================================================
TOTAL RETURN (A) ........   11.67%     9.89%     10.24%   20.70%    (17.28%)    11.41%      9.63%    10.02%    20.38%    (17.53%)


RATIOS/SUPPLEMENTAL DATA:
   Net assets,
    end of period
    (in thousands) ......$553,358  $381,472   $346,065  $302,846  $200,647    $28,140   $ 26,171   $24,348    $22,033   $18,087
   Ratios to average
    net assets:
    Net investment
       income ...........    1.43%     1.65%      1.18%    1.17%      1.02%      1.19%      1.43%     0.93%     0.93%      0.76%
    Expenses ............    0.37%     0.37%      0.37%    0.38%      0.38%      0.62%      0.62%     0.62%     0.63%      0.63%
    Portfolio turnover
     rate ...............      56%       42%        29%      27%        51%        56%        42%       29%       27%        51%



                                                 S&P 500
                                                   INDEX
                                                    FUND
                          -------------------------------------------------------------
                                          INVESTMENT                           SERVICE
                                             CLASS                              CLASS
                          -------------------------------------------------   ---------

                           9/30/06   9/30/05  9/30/04    9/30/03   9/30/02     9/30/06
                          -------------------------------------------------   ---------
INCEPTION DATE               --       --        --         --     11/25/97     9/30/05

 Net asset value,
   beginning
   of period ............  $11.80   $ 10.71   $ 9.59   $   7.80  $  10.05      $11.80
 INCOME (LOSS) FROM
   INVESTMENT
   OPERATIONS:
   Net investment
    income ..............    0.22      0.23     0.17       0.16      0.11        0.24
   Net realized and
    unrealized gains
    (losses) on
    investments .........    1.01      1.06     1.13       1.73     (2.13)       0.96
-----------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS ............    1.23      1.29     1.30       1.89     (2.02)       1.20
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income ..............    0.22      0.20     0.18       0.10      0.23        0.21
   Net realized gains ...     --        --       --         --        --          --
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....    0.22      0.20     0.18       0.10      0.23        0.21
-----------------------------------------------------------------------------------------
Net asset value,
  end of period .........  $12.81   $ 11.80  $ 10.71    $  9.59   $  7.80      $12.79
=========================================================================================
TOTAL RETURN (A) ........   10.53%    12.08%   13.62%     24.34%   (20.74%)     10.39%


RATIOS/SUPPLEMENTAL DATA:
   Net assets,
    end of period
    (in thousands) ......$111,143  $102,607  $91,628    $81,601   $74,867         $47
   Ratios to average
    net assets:
    Net investment
       income ...........    1.82%     1.96%    1.57%      1.63%     1.45%       1.59%
    Expenses ............    0.15%     0.15%    0.15%      0.15%     0.15%       0.40%
    Portfolio turnover
     rate ...............      12%      12%       13%       16%        59%        12%


                                                   VALUE
                                                  EQUITY
                                                    FUND
                         ------------------------------------------------------------
                                             INVESTMENT                      SERVICE
                                                CLASS                         CLASS
                         -------------------------------------------------  ---------

                          9/30/06   9/30/05   9/30/04   9/30/03   9/30/02    9/30/06
                         -------------------------------------------------  ---------
INCEPTION DATE              --        --        --        --      2/2/00    9/30/05

 Net asset value,
   beginning
   of period ............ $10.40    $ 9.51   $  8.49    $ 7.18   $  8.71     $10.40
 INCOME (LOSS) FROM
   INVESTMENT
   OPERATIONS:
   Net investment
    income ..............   0.18      0.23      0.12      0.11      0.10       0.15
   Net realized and
    unrealized gains
    (losses) on
    investments .........   1.09      0.86      1.01      1.32     (1.53)      1.10
-------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS ............   1.27      1.09      1.13      1.43      (1.43)     1.25
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income ..............   0.18      0.20      0.11      0.12      0.10       0.18
   Net realized gains ...    --       --        --         --        --        --
-------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....   0.18      0.20      0.11      0.12      0.10       0.18
-------------------------------------------------------------------------------------
Net asset value,
  end of period ......... $11.49   $ 10.40    $ 9.51    $ 8.49    $ 7.18     $11.47
=====================================================================================
TOTAL RETURN (A) ........  12.42%   11.48%     13.38%    20.13%   (16.65%)    12.16%


RATIOS/SUPPLEMENTAL DATA:
   Net assets,
    end of period
    (in thousands) ......$91,030   $86,267  $134,299  $126,580   $91,475        $14
   Ratios to average
    net assets:
    Net investment
       income ...........   1.55%     1.88%     1.41%     1.43%     1.25%      1.32%
    Expenses ............   0.44%     0.43%     0.41%     0.42%     0.42%      0.67%
    Portfolio turnover
     rate ...............     52%       36%       45%       35%       36%        52%


See Notes to Financial Highlights and Notes to Financial Statements.

76 & 77

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                    SMALL-CAP
                                                                                       EQUITY
                                                                                         FUND
                                                     --------------------------------------------------------------  ----------
                                                                             INVESTMENT                                SERVICE
                                                                                CLASS                                   CLASS
                                                     --------------------------------------------------------------  ----------
                                                      9/30/06       9/30/05      9/30/04      9/30/03      9/30/02     9/30/06
                                                     --------------------------------------------------------------  ----------
INCEPTION DATE                                           --          --             --           --         8/3/98      9/30/05

Net asset value, beginning of period ...............    $14.71    $   12.87   $    10.99     $  10.14     $  12.20      $14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ............................      0.07         0.11         0.03         0.05(b)      0.04        0.05
  Net realized and unrealized gains
   (losses) on investments .........................      0.96         2.54         1.94         0.98        (0.18)       0.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      1.03         2.65         1.97         1.03        (0.14)       0.99
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............................      0.06         0.09         0.03         0.03         0.08        0.05
  Net realized gains ...............................      0.27         0.72         0.06         0.15         1.84        0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.33         0.81         0.09         0.18         1.92        0.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....................    $15.41    $   14.71   $    12.87     $  10.99     $  10.14      $15.38
====================================================================================================================================

TOTAL RETURN (A) ...................................      7.13%       21.11%       17.97%       10.37%       (3.13%)      6.87%


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........  $632,992     $368,178     $206,327      $98,463      $18,773         $16
  Ratios to average net assets:
    Net investment income ..........................      0.53%        0.79%        0.32%        0.50%        0.34%       0.28%
    Expenses .......................................      0.61%        0.61%        0.62%        0.66%        0.70%       0.86%
    Portfolio turnover rate ........................        47%          33%         107%         111%         145%         47%

                                                                                 INTERNATIONAL
                                                                                        EQUITY
                                                                                          FUND
                                                      ---------------------------------------------------------------
                                                                             INVESTMENT
                                                                                CLASS
                                                      -----------------------------------------------------------
                                                       9/30/06     9/30/05      9/30/04      9/30/03     9/30/02
                                                      -----------------------------------------------------------
INCEPTION DATE                                            --          --           --           --      11/25/97

Net asset value, beginning of period ...............    $12.72 $    10.22  $      8.52 $      6.93  $      8.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ............................      0.24       0.19         0.15        0.14(b)     0.10
  Net realized and unrealized gains
   (losses) on investments .........................      2.33       2.47         1.67        1.57       (1.41)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      2.57       2.66         1.82        1.71        (1.31)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............................      0.18       0.16         0.12        0.12         0.12
  Net realized gains ...............................       --         --           --          --           --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.18       0.16         0.12        0.12         0.12
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .....................    $15.11$     12.72   $    10.22 $      8.52  $      6.93
=====================================================================================================================

TOTAL RETURN (A) ...................................     20.39%     26.26%       21.53%      25.04%      (16.00%)


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........$1,377,877   $738,984     $511,858    $349,983     $263,346
  Ratios to average net assets:
    Net investment income ..........................      2.04%      1.85%        1.73%       1.82%        1.29%
    Expenses .......................................      0.56%      0.57%        0.57%       0.59%        0.59%
    Portfolio turnover rate ........................        26%        52%          32%         42%          40%


                                                                         INTERNATIONAL
                                                                                EQUITY
                                                                                  FUND
                                                    ----------------------------------------------------------
                                                                              SERVICE
                                                                               CLASS
                                                     ---------------------------------------------------------
                                                      9/30/06     9/30/05    9/30/04     9/30/03      9/30/02
                                                     ---------------------------------------------------------
INCEPTION DATE                                          --          --          --          --        1/3/01

Net asset value, beginning of period ............... $12.69      $10.19   $    8.50      $  6.91   $    8.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ............................   0.17        0.16        0.14         0.12(b)     0.07
  Net realized and unrealized gains
   (losses) on investments .........................   2.35        2.48        1.66         1.57       (1.40)
--------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....   2.52        2.64        1.80         1.69       (1.33)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ............................   0.15        0.14        0.11         0.10        0.10
  Net realized gains ...............................     --          --          --           --          --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................   0.15        0.14        0.11         0.10        0.10
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..................... $15.06      $12.69    $  10.19      $  8.50   $    6.91
==============================================================================================================

TOTAL RETURN (A) ...................................  20.02%      26.05%      21.23%       24.80%     (16.34%)


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .........$16,352      $8,096    $  6,032       $4,289    $  2,781
  Ratios to average net assets:
    Net investment income ..........................   1.68%       1.61%       1.52%        1.56%       1.04%
    Expenses .......................................   0.81%       0.82%       0.82%        0.84%       0.84%
    Portfolio turnover rate ........................     26%         52%         32%          42%         40%


See Notes to Financial Highlights and Notes to Financial Statements.

78 & 79

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------





                                                                             PREMIER
                                                                              GROWTH
                                                                          EQUITY FUND
---------------------------------------------------------------------------------------
                                                    INVESTMENT
                                                      CLASS
---------------------------------------------------------------------------------------
                               9/30/06    9/30/05    9/30/04    9/30/03    9/30/02
---------------------------------------------------------------------------------------

INCEPTION DATE                  --           --         --         --     10/29/99

 Net asset value,
   beginning
   of period ...............  $10.46      $ 9.59   $   9.02   $   7.14    $   8.48
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...     0.08        0.10       0.05       0.04(b)     0.02
  Net realized and
    unrealized gains
    (losses) on
    investments ...........     0.49        0.86       0.56       1.86        (1.32)
---------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...     0.57        0.96       0.61       1.90       (1.30)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...     0.07        0.09       0.04       0.02        0.04
  Net realized gains ......       --          --         --         --          --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......     0.07        0.09       0.04       0.02        0.04
---------------------------------------------------------------------------------------
Net asset value,
  end of period ...........   $10.96     $ 10.46    $  9.59    $  9.02      $ 7.14
---------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........    5.47%       9.97%      6.79%     26.71%      (15.45%)


RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands) ........ $455,088    $332,148   $335,473   $218,716    $124,665
  Ratios to average
    net assets:
     Net investment
       income .............    0.83%       1.05%      0.60%      0.45%       0.28%
     Expenses .............    0.37%       0.37%      0.37%      0.39%       0.40%
     Portfolio turnover rate     31%         31%        20%        20%         23%







---------------------------------------------------------------------------------------
                                                       SERVICE
                                                        CLASS
---------------------------------------------------------------------------------------
                                9/30/06     9/30/05    9/30/04   9/30/03    9/30/02
---------------------------------------------------------------------------------------

INCEPTION DATE                      --         --        --        --       1/3/01

 Net asset value,
   beginning
   of period ..............      $10.42    $   9.57   $   9.00   $  7.12     $ 8.46
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...        0.06        0.09       0.01      0.02(b)    0.02
  Net realized and
    unrealized gains
    (losses) on
    investments ...........        0.49        0.83       0.58      1.86      (1.34)
---------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...        0.55        0.92       0.59      1.88      (1.32)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...        0.05        0.07       0.02        --       0.02
  Net realized gains ......          --          --         --        --         --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......        0.05        0.07       0.02        --       0.02
---------------------------------------------------------------------------------------
Net asset value,
  end of period ...........      $10.92    $  10.42   $   9.57  $   9.00   $   7.12
---------------------------------------------------------------------------------------
TOTAL RETURN (A) ..........       5.24%       9.63%      6.58%    26.46%    (15.68%)


RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands) ........    $130,673    $123,773   $109,063   $12,501   $  9,196
  Ratios to average
    net assets:
     Net investment
       income .............       0.57%       0.77%      0.36%     0.20%      0.03%
     Expenses .............       0.62%       0.62%      0.61%     0.64%      0.65%
     Portfolio turnover rate        31%         31%        20%       20%        23%



See Notes to Financial Highlights and Notes to Financial Statements.


                                                          STRATEGIC
                                                         INVESTMENT
                                                               FUND
-----------------------------------------------------------------------------------------------------
                                                        INVESTMENT                         SERVICE
                                                           CLASS                            CLASS
-----------------------------------------------------------------------------------------------------
                                  9/30/06     9/30/05    9/30/04    9/30/03     9/30/02     9/30/06
-----------------------------------------------------------------------------------------------------

INCEPTION DATE                       --          --         --         --      10/29/99     9/30/05

 Net asset value,
   beginning
   of period .............         $11.14      $10.46    $  9.78    $  8.50     $  9.34      $11.14
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..           0.22        0.19       0.13       0.16(b)     0.09        0.23
  Net realized and
    unrealized gains
    (losses) on
    investments ..........           0.90        0.78       0.66       1.29       (0.80)       0.85
-----------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ..           1.12        0.97       0.79       1.45       (0.71)       1.08
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..           0.19        0.15       0.11       0.17        0.13        0.18
  Net realized gains .....           0.30        0.14         --         --          --        0.30
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......           0.49        0.29       0.11       0.17        0.13        0.48
-----------------------------------------------------------------------------------------------------
Net asset value,
  end of period ..........         $11.77      $11.14    $ 10.46    $  9.78     $  8.50      $11.74
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .........         10.38%       9.33%      8.12%     17.30%      (7.83%)     10.04%


RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands) .......       $349,564    $172,146   $112,960    $64,263     $30,164         $11
  Ratios to average
    net assets:
     Net investment
       income ............          2.33%       2.03%      1.57%      1.70%       2.28%       1.95%
     Expenses ............          0.37%       0.38%      0.39%      0.43%       0.44%       0.61%
     Portfolio turnover rate         143%        131%       158%       145%         86%        143%





                                                    INCOME
                                                      FUND
-----------------------------------------------------------------------------------------------
                                                 INVESTMENT                             SERVICE
                                                    CLASS                                CLASS
-----------------------------------------------------------------------------------------------
                               9/30/06    9/30/05   9/30/04       9/30/03    9/30/02    9/30/06
-----------------------------------------------------------------------------------------------

INCEPTION DATE                     --        --       --             --      11/21/97    9/30/05

 Net asset value,
   beginning
   of period ...............     $9.50    $  9.87   $ 10.08      $  10.13   $  10.12      $9.50
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ....      0.49       0.42      0.38          0.40       0.51       0.47
  Net realized and
    unrealized gains
    (losses) on
    investments ............     (0.15)     (0.16)    (0.05)         0.12       0.27      (0.15)
-----------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....      0.34       0.26      0.33          0.52       0.78       0.32
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....      0.49       0.42      0.38          0.42       0.52       0.47
  Net realized gains .......        --       0.21      0.16          0.15       0.25         --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........      0.49       0.63      0.54          0.57       0.77       0.47
-----------------------------------------------------------------------------------------------
Net asset value,
  end of period ............     $9.35    $  9.50   $  9.87      $  10.08   $  10.13      $9.35
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...........     3.75%      2.72%     3.38%         5.35%      8.07%      3.50%


RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands) .........  $294,484   $238,846  $222,114      $223,733   $215,987        $11
  Ratios to average
    net assets:
     Net investment
       income ..............     5.33%      4.35%     3.87%         3.96%      5.07%      5.10%
     Expenses ..............     0.24%      0.24%     0.24%         0.24%      0.24%      0.49%
     Portfolio turnover rate      341%       298%      369%          354%       332%       341%



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


                                                                                  MONEY MARKET
                                                                                          FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       INVESTMENT                                           SERVICE
                                                                          CLASS                                              CLASS
-----------------------------------------------------------------------------------------------------------------------------------
                                         9/30/06         9/30/05          9/30/04         9/30/03            9/30/02        9/30/06
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --             --                --               --           12/2/97        9/30/05
Net asset value, beginning
  of period ..........................   $  1.00         $ 1.00           $  1.00          $  1.00         $    1.00        $  1.00
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income ..............      0.04           0.02              0.01             0.01              0.02           0.04
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME FROM
  INVESTMENT OPERATIONS ..............      0.04           0.02              0.01             0.01              0.02           0.04
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..............      0.04           0.02              0.01             0.01              0.02           0.04
  Return of capital ..................        --             --                --               --                --             --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................      0.04           0.02              0.01             0.01              0.02           0.04
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .......  $   1.00        $  1.00           $  1.00          $  1.00         $    1.00        $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .....................     4.56%          2.33%             1.00%            1.19%             1.91%          4.30%


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ...................   $24,409        $11,592           $63,972          $83,194          $114,324        $    10
  Ratios to average net assets:
    Net investment income ............     4.62%          2.04%             0.99%            1.19%             1.70%          4.25%
    Expenses .........................     0.25%          0.26%             0.21%            0.18%             0.18%          0.50%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b) Net investment income per share is based on average shares outstanding during the period.





See Notes to Financial Highlights and Notes to Financial Statements.


                                                                              U.S.             S&P 500               VALUE
Statements of Assets                                                        EQUITY              INDEX               EQUITY
and Liabilities SEPTEMBER 30, 2006                                            FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $531,292,446;
      $86,058,395; $79,246,711; $579,696,186; $1,116,858,326;
      $524,937,570; $311,932,917; $344,229,189;
      and $0, respectively) ..........................................  $573,959,712       $105,562,768        $90,196,090
   Investments in affiliated securities, at market (cost $0;
      $2,910,213; $0; $0; $0; $0; $0; $0; and $0, respectively) ......            --          3,293,490                 --
   Short-term Investments (at amortized cost) ........................    16,039,152            199,534          1,180,256
   Short-term affiliated investments (at amortized cost) .............     6,908,844          1,184,983            668,351
   Restricted cash                                                                --                 --                 --
   Foreign currency (cost $0; $0; $0; $0; $4,239,942; $0; $358,943;
      $859,677; and $0, respectively) ................................            --                 --                 --
   Receivable for investments sold ...................................     2,154,420            780,968            654,176
   Income receivables ................................................       488,483            126,522             91,894
   Receivable for fund shares sold ...................................       266,743            168,115                 --
   Variation margin receivable .......................................        12,500                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...................................................   599,829,854        111,316,380         92,790,767
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0; $0; $0; $0; $1,011;
      $5,709; and $0, respectively) ..................................            --                 --                 --
   Distribution payable to shareholders ..............................            --                 --                 --
   Payable upon return of securities loaned ..........................    16,039,152                 --          1,180,256
   Payable for investments purchased .................................     1,923,390             69,831            533,741
   Payable for fund shares redeemed ..................................       197,525             39,646                 --
   Payable to GEAM ...................................................       170,627             13,518             31,911
   Accrued other expenses ............................................         1,411                363                273
   Variation margin payable ..........................................            --              3,230                475
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..............................................    18,332,105            126,588          1,746,656
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................  $581,497,749       $111,189,792        $91,044,111
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...................................................   515,426,169        109,050,455         73,840,674
   Undistributed (distribution in excess of) net investment income ...     5,461,532          1,329,514            995,426
   Accumulated net realized gain (loss) ..............................    18,048,976        (19,137,140)         5,253,572
   Net unrealized appreciation/(depreciation) on:
      Investments ....................................................    42,667,266         19,887,650         10,949,379
      Futures ........................................................      (106,194)            59,313              5,060
      Written options ................................................            --                 --                 --
      Foreign currency related transaction ...........................            --                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................  $581,497,749       $111,189,792        $91,044,111
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ........................................................  $553,357,845       $111,143,118       $ 91,029,798
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................    41,628,060          8,672,906          7,922,035
   Net asset value, offering and redemption price per share ..........        $13.29             $12.81             $11.49
SERVICE CLASS:
   Net assets ........................................................ $  28,139,904       $     46,674       $     14,313
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................     2,120,986              3,648              1,247
   Net asset value, offering and redemption price per share ..........        $13.27             $12.79             $11.47


* Includes $15,693,538; $1,163,847; $154,956,618; $272,439,128; $15,803,832;
  $24,614,462 and $58,189,979 of securities on loan in the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Fund and Income Fund respectively.


See Notes to Financial Statements.


                                                                              SMALL-CAP        INTERNATIONAL               PREMIER
Statements of Assets                                                             EQUITY              EQUITY                 GROWTH
and Liabilities SEPTEMBER 30, 2006                                                 FUND                FUND            EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $531,292,446;
      $86,058,395; $79,246,711; $579,696,186; $1,116,858,326;
      $524,937,570; $311,932,917; $344,229,189;
      and $0, respectively) ..........................................      $616,866,734      $1,342,075,322        $569,032,584
   Investments in affiliated securities, at market (cost $0;
      $2,910,213; $0; $0; $0; $0; $0; $0; and $0, respectively) ......                --                  --                  --
   Short-term Investments (at amortized cost) ........................       160,555,743         287,197,236          16,049,471
   Short-term affiliated investments (at amortized cost) .............        10,378,749          31,159,508          17,779,087
   Restricted cash                                                                    --           1,637,080                  --
   Foreign currency (cost $0; $0; $0; $0; $4,239,942; $0; $358,943;
      $859,677; and $0, respectively) ................................                --           4,231,914                  --
   Receivable for investments sold ...................................           268,778             780,914                  --
   Income receivables ................................................           684,147           3,819,018             270,071
   Receivable for fund shares sold ...................................         8,620,409          11,406,474             397,005
   Variation margin receivable .......................................                --              78,853               2,375
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...................................................       797,374,560       1,682,386,319         603,530,593
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0; $0; $0; $0; $1,011;
      $5,709; and $0, respectively) ..................................                --                  --                  --
   Distribution payable to shareholders ..............................                --                  --                  --
   Payable upon return of securities loaned ..........................       160,555,743         287,197,236          16,049,471
   Payable for investments purchased .................................         2,831,140                  --           1,522,022
   Payable for fund shares redeemed ..................................           665,779             333,019              25,140
   Payable to GEAM ...................................................           312,187             624,236             171,193
   Accrued other expenses ............................................             1,512               2,939               1,840
   Variation margin payable ..........................................                --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..............................................       164,366,361         288,157,430          17,769,666
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................      $633,008,199      $1,394,228,889        $585,760,927
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...................................................       562,061,470       1,148,543,126         542,125,560
   Undistributed (distribution in excess of) net investment income ...         1,979,003          21,840,237           3,095,658
   Accumulated net realized gain (loss) ..............................        31,797,178          (1,591,185)         (3,556,577)
   Net unrealized appreciation/(depreciation) on:
      Investments ....................................................        37,170,548         225,216,996          44,095,014
      Futures ........................................................                --             234,639               1,272
      Written options ................................................                --                  --                  --
      Foreign currency related transaction ...........................                --             (14,924)                 --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................      $633,008,199      $1,394,228,889        $585,760,927
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ........................................................      $632,992,192      $1,377,877,158        $455,088,138
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................        41,078,492          91,195,757          41,514,996
   Net asset value, offering and redemption price per share ..........            $15.41              $15.11              $10.96
SERVICE CLASS:
   Net assets ........................................................      $     16,007      $   16,351,731        $130,672,789
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................             1,041           1,085,702          11,966,553
   Net asset value, offering and redemption price per share ..........            $15.38              $15.06              $10.92




                                                                                  STRATEGIC                                  MONEY
Statements of Assets                                                             INVESTMENT              INCOME             MARKET
and Liabilities SEPTEMBER 30, 2006                                                     FUND                FUND         FUNDASSETS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $531,292,446;
      $86,058,395; $79,246,711; $579,696,186; $1,116,858,326;
      $524,937,570; $311,932,917; $344,229,189;
      and $0, respectively) ..........................................         $328,823,108        $341,651,685     $           --
   Investments in affiliated securities, at market (cost $0;
      $2,910,213; $0; $0; $0; $0; $0; $0; and $0, respectively) ......                   --                  --                 --
   Short-term Investments (at amortized cost) ........................           25,703,214                  --         24,375,741
   Short-term affiliated investments (at amortized cost) .............           24,642,272          59,406,539                 --
   Restricted cash                                                                       --                  --                 --
   Foreign currency (cost $0; $0; $0; $0; $4,239,942; $0; $358,943;
      $859,677; and $0, respectively) ................................              357,877             856,008                 --
   Receivable for investments sold ...................................           10,813,600          31,480,813                 --
   Income receivables ................................................              930,169           2,524,391             48,638
   Receivable for fund shares sold ...................................            4,066,194              72,261                 --
   Variation margin receivable .......................................                   --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...................................................          395,336,434         435,991,697         24,424,379
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market (cost $0; $0; $0; $0; $0; $0; $1,011;
      $5,709; and $0, respectively) ..................................                  813               4,750                 --
   Distribution payable to shareholders ..............................                   --                  57                 --
   Payable upon return of securities loaned ..........................           25,703,214          84,816,167                 --
   Payable for investments purchased .................................           19,877,772          56,534,698                 --
   Payable for fund shares redeemed ..................................               63,601              75,719                 --
   Payable to GEAM ...................................................              100,683              55,095              4,975
   Accrued other expenses ............................................                  658                 797                 29
   Variation margin payable ..........................................               14,989               9,438                 --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..............................................           45,761,730         141,496,721              5,004
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................         $349,574,704        $294,494,976        $24,419,375
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...................................................          320,842,248         301,456,562         24,419,427
   Undistributed (distribution in excess of) net investment income ...            5,207,662             405,644                 38
   Accumulated net realized gain (loss) ..............................            6,500,657          (4,858,915)               (90)
   Net unrealized appreciation/(depreciation) on:
      Investments ....................................................           16,890,191          (2,577,504)                --
      Futures ........................................................              135,698              72,051                 --
      Written options ................................................                  199                 959                 --
      Foreign currency related transaction ...........................               (1,951)             (3,821)                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................................         $349,574,704        $294,494,976        $24,419,375
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ........................................................         $349,563,692        $294,483,613        $24,408,946
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................           29,703,410          31,491,209         24,408,998
   Net asset value, offering and redemption price per share ..........               $11.77               $9.35              $1.00
SERVICE CLASS:
   Net assets ........................................................         $     11,012        $     11,363        $    10,429
   Shares outstanding ($.001 par value; unlimited
      shares authorized) .............................................                  938               1,215             10,429
   Net asset value, offering and redemption price per share ..........               $11.74               $9.35              $1.00



                                                                         U.S.            S&P 500              VALUE
Statements of Operations                                               EQUITY              INDEX             EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2006                                  FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ..............................................    $  8,475,293       $  1,898,720       $  1,715,454
      Dividend from affliated investments ...................              --             94,050                 --
      Interest* .............................................          14,816              8,580              4,553
      Interest from affliated investments** .................         422,437             89,071             53,366
      Less: Foreign taxes withheld ..........................         (12,787)                --             (6,060)
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................       8,899,759          2,090,421          1,767,313
----------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ......................       1,800,855            158,442            385,355
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ......................................          65,312                 42                 24
      Trustees fees .........................................          15,209              3,827              3,200
      Other expenses ........................................              57                 --              4,031
----------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ........................................       1,881,433            162,311            392,610
----------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................       7,018,326          1,928,110          1,374,703
----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................      37,888,762          2,348,545          8,530,242
         Futures ............................................        (349,560)            16,289            (23,200)
         Written options ....................................              --                 --                 --
         Foreign currency related transactions ..............              --                 --                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................       6,997,012          6,441,919            703,208
         Futures ............................................        (100,295)            72,719              5,060
         Written options ....................................              --                 --                 --
         Foreign currency related transactions ..............              --                 --                 --
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...      44,435,919          8,879,472          9,215,310
----------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................     $51,454,245        $10,807,582        $10,590,013
----------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and the Fixed Income Fund was $14,673, $4,547, $260,154, $822,427, $11,367, $78,965
  and $416,604 respectively)

** Income attributable to security lending activity, net of rebate expenses for the Fixed Income Fund was $164,842.



See Notes to Financial Statements.


                                                                    SMALL-CAP        INTERNATIONAL               PREMIER
Statements of Operations                                               EQUITY               EQUITY                GROWTH
FOR THE PERIOD ENDED SEPTEMBER 30, 2006                                  FUND                 FUND           EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ..............................................    $  4,623,258        $  29,213,137          $  5,665,093
      Dividend from affliated investments ...................              --                   --                    --
      Interest* .............................................         262,890              860,669                16,129
      Interest from affliated investments** .................         967,438            1,276,197               861,517
      Less: Foreign taxes withheld ..........................          (5,311)          (2,804,173)                   --
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................       5,848,275           28,545,830             6,542,739
------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ......................       3,207,521            6,118,258             1,988,243
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ......................................              28               28,955               319,368
      Trustees fees .........................................          14,610               29,176                18,982
      Other expenses ........................................           8,489                1,937                   382
------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ........................................       3,230,648            6,178,326             2,326,975
------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................       2,617,627           22,367,504             4,215,764
------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................      32,969,983           70,481,147            16,131,871
         Futures ............................................              --             (834,761)             (292,148)
         Written options ....................................         113,954                   --                    --
         Foreign currency related transactions ..............              --              562,960                    --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................     (12,590,537)          79,915,617             7,641,781
         Futures ............................................              --              233,095                10,222
         Written options ....................................         (53,634)                  --                    --
         Foreign currency related transactions ..............              --               12,667                    --
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...      20,439,766          150,370,725            23,491,726
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................     $23,057,393         $172,738,229           $27,707,490
------------------------------------------------------------------------------------------------------------------------------







                                                                       STRATEGIC                                      MONEY
Statements of Operations                                              INVESTMENT               INCOME                MARKET
FOR THE PERIOD ENDED SEPTEMBER 30, 2006                                     FUND                 FUND                  FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ..............................................      $   3,672,736      $         9,466         $          --
      Dividend from affliated investments ...................                 --                   --                    --
      Interest* .............................................          2,681,742           13,160,054               944,207
      Interest from affliated investments** .................            785,316            1,321,476                    --
      Less: Foreign taxes withheld ..........................           (168,921)                  --                    --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................          6,970,873           14,490,996               944,207
---------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ......................            940,685              607,803                48,008
      Distribution and Shareholder Servicing Fee (Note 4)
         Service Class ......................................                 26                   25                    25
      Trustees fees .........................................              6,612                8,528                   426
      Other expenses ........................................              1,336                7,509                    --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ........................................            948,659              623,865                48,459
---------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................          6,022,214           13,867,131               895,748
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................          7,667,519           (4,520,899)                   --
         Futures ............................................              4,717             (162,043)                   --
         Written options ....................................             (6,457)             (15,196)                   --
         Foreign currency related transactions ..............             24,929              (29,630)                   --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................          8,553,196              823,727                    --
         Futures ............................................            134,633              113,779                    --
         Written options ....................................               (867)              (5,173)                   --
         Foreign currency related transactions ..............               (485)              (3,821)                   --
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...         16,377,185           (3,799,256)                   --
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................        $22,399,399          $10,067,875              $895,748
---------------------------------------------------------------------------------------------------------------------------


                                                                  U.S.                                  S&P 500
Statements of                                                   EQUITY                                    INDEX
Changes in Net Assets                                             FUND                                     FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR                YEAR                YEAR                 YEAR
                                                      ENDED               ENDED               ENDED                ENDED
                                                     9/30/06             9/30/05             9/30/06              9/30/05
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............   $ 7,018,326       $    6,925,654      $    1,928,110       $    1,943,176
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........    37,539,202           20,339,651           2,364,834            1,854,610
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........     6,896,717           10,383,228           6,514,638            7,222,685
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..    51,454,245           37,648,533          10,807,582           11,020,471
-------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .....................    (5,485,469)          (5,405,417)         (1,869,385)          (1,677,172)
         Service Class ........................      (303,443)            (277,207)               (179)                  --
       Net realized gains
         Investment Class .....................            --                   --                  --                   --
         Service Class ........................            --                   --                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................    (5,788,912)          (5,682,624)         (1,869,564)          (1,677,172)
-------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...........    45,665,333           31,965,909           8,938,018            9,343,299
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .......................   225,527,527           65,723,271          32,711,628           33,356,101
       Service Class ..........................     6,195,787            6,542,589              43,371                   --
     Value of distributions reinvested
       Investment Class .......................     5,303,923            5,241,625           1,869,356            1,677,172
       Service Class ..........................       303,436              277,207                 179                   --
     Cost of shares redeemed
       Investment Class .......................  (102,039,038)         (65,480,077)        (34,979,859)         (33,397,764)
       Service Class ..........................    (7,101,917)          (7,040,859)                 --                   --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................   128,189,718            5,263,756            (355,325)           1,635,509
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....   173,855,051           37,229,665           8,582,693           10,978,808
NET ASSETS
   Beginning of period ........................   407,642,698          370,413,033         102,607,099           91,628,291
-------------------------------------------------------------------------------------------------------------------------------
    End of period .............................  $581,497,749         $407,642,698        $111,189,792         $102,607,099
-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ...........  $  5,461,532            4,232,118      $    1,329,514       $    1,271,014
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................    17,705,601            5,551,352           2,692,854            2,935,342
     Issued for distribution reinvested .......       434,392              441,586             156,431              146,222
     Shares redeemed ..........................    (8,114,802)          (5,477,237)         (2,874,280)          (2,940,273)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........    10,025,191              515,701             (24,995)             141,291
-------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................       495,717              557,683               3,633                   --
     Issued for distribution reinvested .......        24,851               23,354                  15                   --
     Shares redeemed ..........................      (571,673)            (600,134)                 --                   --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........       (51,105)             (19,097)              3,648                   --
-------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.


                                                                    VALUE                                   SMALL-CAP
Statements of                                                      EQUITY                                      EQUITY
Changes in Net Assets                                                FUND                                        FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR                    YEAR                YEAR                   YEAR
                                                       ENDED                   ENDED               ENDED                  ENDED
                                                      9/30/06                 9/30/05             9/30/06                9/30/05
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............    $   1,374,703         $    2,006,740       $    2,617,627         $    2,207,956
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........        8,507,042             12,961,926           33,083,937              6,778,976
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........          708,268             (2,439,211)         (12,644,171)            41,148,633
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..       10,590,013             12,529,455           23,057,393             50,135,565
------------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .....................       (1,455,671)            (2,285,113)          (1,601,447)            (1,551,924)
         Service Class ........................             (171)                    --                  (34)                    --
       Net realized gains
         Investment Class .....................               --                     --           (7,600,976)           (12,515,812)
         Service Class ........................               --                     --                 (186)                    --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................       (1,455,842)            (2,285,113)          (9,202,643)           (14,067,736)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...........        9,134,171             10,244,342           13,854,750             36,067,829
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .......................       11,618,435              5,902,845          296,018,386            141,743,603
       Service Class ..........................           13,000                     --               15,000                     --
     Value of distributions reinvested
       Investment Class .......................        1,450,452              2,277,459            9,202,423             14,067,736
       Service Class ..........................              171                     --                  220                     --
     Cost of shares redeemed
       Investment Class .......................      (17,438,919)           (66,456,789)         (54,260,309)           (30,028,378)
       Service Class ..........................               --                     --                   --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................       (4,356,861)           (58,276,485)         250,975,720            125,782,961
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....        4,777,310            (48,032,143)         264,830,470            161,850,790
NET ASSETS
   Beginning of period ........................       86,266,801            134,298,944          368,177,729            206,326,939
------------------------------------------------------------------------------------------------------------------------------------
    End of period .............................      $91,044,111          $  86,266,801         $633,008,199           $368,177,729
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ...........    $     995,426          $   1,076,565         $  1,979,003           $    889,215
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................        1,085,091                590,739           19,048,210             10,166,327
     Issued for distribution reinvested .......          138,667                226,388              628,592              1,040,513
     Shares redeemed ..........................       (1,599,866)            (6,644,350)          (3,628,555)            (2,203,115)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........         (376,108)            (5,827,223)          16,048,247              9,003,725
------------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................            1,231                     --                1,026                     --
     Issued for distribution reinvested .......               16                     --                   15                     --
     Shares redeemed ..........................               --                     --                   --                     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........            1,247                     --                1,041                     --
------------------------------------------------------------------------------------------------------------------------------------






                                                               INTERNATIONAL
Statements of                                                         EQUITY
Changes in Net Assets                                                   FUND
----------------------------------------------------------------------------------------

                                                           YEAR                 YEAR
                                                           ENDED                ENDED
                                                          9/30/06              9/30/05
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............     $     22,367,504       $  11,482,259
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........           70,209,346          62,389,213
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........           80,161,379          69,898,959
----------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..          172,738,229         143,770,431
----------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class .....................          (11,222,193)         (8,151,227)
         Service Class ........................              (99,662)            (81,393)
       Net realized gains
         Investment Class .....................                   --                  --
         Service Class ........................                   --                  --
----------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................          (11,321,855)         (8,232,620)
----------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions ...........          161,416,374         135,537,811
----------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .......................          550,362,475         162,746,052
       Service Class ..........................            7,903,462           1,416,342
     Value of distributions reinvested
       Investment Class .......................           10,617,050           7,629,405
       Service Class ..........................               99,662              81,393
     Cost of shares redeemed
       Investment Class .......................          (81,744,903)        (77,229,806)
       Service Class ..........................           (1,505,833)           (991,446)
----------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................          485,731,913          93,651,940
----------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....          647,148,287         229,189,751
NET ASSETS
   Beginning of period ........................          747,080,602         517,890,851
----------------------------------------------------------------------------------------
    End of period .............................       $1,394,228,889        $747,080,602
----------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ...........       $   21,840,237        $ 10,098,662
----------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................           38,115,209          14,134,836
     Issued for distribution reinvested .......              791,136             683,026
     Shares redeemed ..........................           (5,794,209)         (6,837,134)
----------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........           33,112,136           7,980,728
----------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................              545,381             124,607
     Issued for distribution reinvested .......                7,438               7,293
     Shares redeemed ..........................             (105,322)            (85,737)
----------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........              447,497              46,163
----------------------------------------------------------------------------------------

                                                                                                   PREMIER
                                                                                                    GROWTH
                                                                                               EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR                    YEAR
                                                                                      ENDED                   ENDED
                                                                                     9/30/06                 9/30/05
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..........................................     $  4,215,764            $  4,506,353
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..............................       15,839,723              11,826,729
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       foreign currency translation .........................................        7,652,003              26,577,462
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................       27,707,490              42,910,544
------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ...................................................       (2,567,620)             (3,039,693)
         Service Class ......................................................         (540,901)               (835,851)
       Net realized gains
         Investment Class ...................................................               --                      --
         Service Class ......................................................               --                      --
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................       (3,108,521)             (3,875,544)
------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ....       24,598,969              39,035,000
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .....................................................      176,340,637              57,432,406
       Service Class ........................................................       20,977,694              21,093,806
     Value of distributions reinvested
       Investment Class .....................................................        2,355,178               2,843,636
       Service Class ........................................................          540,901                 835,851
     Cost of shares redeemed
       Investment Class .....................................................      (74,441,115)            (92,770,452)
       Service Class ........................................................      (20,531,631)            (17,085,850)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .......................      105,241,664             (27,650,603)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................      129,840,633              11,384,397
NET ASSETS
   Beginning of period ......................................................      455,920,294             444,535,897
------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................................     $585,760,927            $455,920,294
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................................     $  3,095,658            $  1,988,415
------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ............................................................       16,454,996               5,727,211
     Issued for distribution reinvested .....................................          218,679                 272,379
     Shares redeemed ........................................................       (6,909,257)             (9,222,537)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................        9,764,418              (3,222,947)
------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ............................................................        1,962,056               2,074,264
     Issued for distribution reinvested .....................................           50,318                  80,216
     Shares redeemed ........................................................       (1,922,169)             (1,677,836)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................           90,205                 476,644
------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

                                                                                                 STRATEGIC
                                                                                                INVESTMENT
                                                                                                      FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR                   YEAR
                                                                                        ENDED                  ENDED
                                                                                       9/30/06                9/30/05
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..........................................       $  6,022,214           $  3,024,033
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..............................          7,690,708              4,825,495
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       foreign currency translation .........................................          8,686,477              3,905,506
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................         22,399,399             11,755,034
-------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ...................................................         (3,131,800)            (1,899,782)
         Service Class ......................................................               (166)                    --
       Net realized gains
         Investment Class ...................................................         (4,937,901)            (1,785,690)
         Service Class ......................................................               (270)                    --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................         (8,070,137)            (3,685,472)
-------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ....         14,329,262              8,069,562
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .....................................................        187,029,099             68,811,212
       Service Class ........................................................             10,005                     --
     Value of distributions reinvested
       Investment Class .....................................................          8,069,701              3,685,472
       Service Class ........................................................                436                     --
     Cost of shares redeemed
       Investment Class .....................................................        (32,009,816)           (21,380,603)
       Service Class ........................................................                 --                     --
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .......................        163,099,425             51,116,081
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................        177,428,687             59,185,643
NET ASSETS
   Beginning of period ......................................................        172,146,017            112,960,374
-------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................................       $349,574,704           $172,146,017
-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................................       $  5,207,662           $  2,295,851
-------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ............................................................         16,345,794              6,288,822
     Issued for distribution reinvested .....................................            734,284                337,189
     Shares redeemed ........................................................         (2,834,860)            (1,963,708)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................         14,245,218              4,662,303
-------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ............................................................                898                     --
     Issued for distribution reinvested .....................................                 40                     --
     Shares redeemed ........................................................                 --                     --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................                938                     --
-------------------------------------------------------------------------------------------------------------------------------






                                                                                               INCOME
                                                                                                 FUND
----------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR               YEAR
                                                                                      ENDED              ENDED
                                                                                     9/30/06            9/30/05
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..........................................     $  13,867,131      $  10,054,415
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..............................        (4,727,768)           168,731
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       foreign currency translation .........................................           928,512         (4,200,731)
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................        10,067,875          6,022,415
----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ...................................................       (13,726,193)       (10,096,849)
         Service Class ......................................................              (510)                --
       Net realized gains
         Investment Class ...................................................                --         (4,979,545)
         Service Class ......................................................                --                 --
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................       (13,726,703)       (15,076,394)
----------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ....        (3,658,828)        (9,053,979)
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .....................................................        75,551,764         28,973,527
       Service Class ........................................................            11,000                 --
     Value of distributions reinvested
       Investment Class .....................................................        13,724,730         15,076,273
       Service Class ........................................................               507                 --
     Cost of shares redeemed
       Investment Class .....................................................       (29,980,806)       (18,263,140)
       Service Class ........................................................                --                 --
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .......................        59,307,195         25,786,660
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................        55,648,367         16,732,681
NET ASSETS
   Beginning of period ......................................................       238,846,609        222,113,928
----------------------------------------------------------------------------------------------------------------------
   End of period ............................................................      $294,494,976       $238,846,609
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................................      $    405,644       $    294,846
----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ............................................................         8,074,583          2,996,604
     Issued for distribution reinvested .....................................         1,474,841          1,564,055
     Shares redeemed ........................................................        (3,214,079)        (1,902,153)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................         6,335,345          2,658,506
----------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ............................................................             1,160                 --
     Issued for distribution reinvested .....................................                55                 --
     Shares redeemed ........................................................                --                 --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................             1,215                 --
----------------------------------------------------------------------------------------------------------------------





                                                                                                MONEY
                                                                                               MARKET
                                                                                                 FUND
----------------------------------------------------------------------------------------------------------------

                                                                                       YEAR            YEAR
                                                                                       ENDED           ENDED
                                                                                      9/30/06         9/30/05
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..........................................      $    895,748   $      366,492
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ..............................                --              179
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       foreign currency translation .........................................                --               --
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................           895,748          366,671
----------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class ...................................................          (895,318)        (366,492)
         Service Class ......................................................              (430)              --
       Net realized gains
         Investment Class ...................................................                --               --
         Service Class ......................................................                --               --
----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................          (895,748)        (366,492)
----------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions ....                --              179
----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .....................................................        24,859,928        3,849,310
       Service Class ........................................................            10,000               --
     Value of distributions reinvested
       Investment Class .....................................................           893,482          317,450
       Service Class ........................................................               430               --
     Cost of shares redeemed
       Investment Class .....................................................       (12,936,114)     (56,547,149)
       Service Class ........................................................                --               --
----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions .......................        12,827,726      (52,380,389)
----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................        12,827,726      (52,380,210)
NET ASSETS
   Beginning of period ......................................................        11,591,649       63,971,859
----------------------------------------------------------------------------------------------------------------
   End of period ............................................................       $24,419,375     $ 11,591,649
----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................................        $       38     $         38
----------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ............................................................        24,859,928        3,849,311
     Issued for distribution reinvested .....................................           893,482          317,450
     Shares redeemed ........................................................       (12,936,114)     (56,547,149)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................        12,817,296      (52,380,388)
----------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ............................................................            10,000               --
     Issued for distribution reinvested .....................................               429               --
     Shares redeemed ........................................................                --               --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................            10,429               --
----------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares -- the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management Incorporated ("GEAM") may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------


market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.



At September 30, 2006, information on the tax cost of investments is as follows:


                                                                                                        Net Tax Unrealized
                                               Cost of              Gross Tax           Gross Tax          Appreciation/
                                             Investments           Unrealized           Unrealized       (Depreciation) on
                                          for Tax Purposes        Appreciation         Depreciation         Investments
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $  559,823,963         $ 51,545,579        $(14,461,834)        $  37,083,745
S&P 500 Index Fund                             92,546,765           23,329,877          (5,635,867)           17,694,010
Value Equity Fund                              82,216,014           12,014,397          (2,185,714)            9,828,683
Small-Cap Equity Fund                         750,018,310           57,535,114         (19,752,198)           37,782,916
International Equity Fund                   1,437,801,322          232,596,701          (9,965,957)          222,630,744
Premier Growth Equity Fund                    562,511,149           61,709,999         (21,360,006)           40,349,993
Strategic Investment Fund                     362,391,254           23,219,568          (6,442,228)           16,777,340
Income Fund                                   403,815,285            1,645,599          (4,402,660)           (2,757,061)
Money Market Fund                              24,375,741                   --                  --                    --

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------




                                       Net Tax Appreciation/     Undistributed        Undistributed
                                         (Depreciation) on          Income/          Long-Term Gains/      Post October
                                       Derivatives, Currency      (Accumulated         (Accumulated           Losses
                                        and Other Net Assets     Ordinary Loss)        Capital Loss)    (see Detail Below)
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $         --           $  5,132,252         $ 23,855,583   $             --
S&P 500 Index Fund                                   --              1,254,341          (16,809,014)                --
Value Equity Fund                                    --                954,835            6,419,919                 --
Small-Cap Equity Fund                                --              1,174,994           31,988,819                 --
International Equity Fund                       219,715             20,709,821            2,125,483                 --
Premier Growth Equity Fund                           --              2,449,172              836,202                 --
Strategic Investment Fund                        (1,259)             4,651,296            7,305,079                 --
Income Fund                                        (889)               435,233             (917,177)        (3,721,692)
Money Market Fund                                    --                     38                  (90)                --


As of September 30, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2006, U.S Equity Fund, S&P 500 Index Fund, Value Equity Fund, International Equity Fund, and Premier Growth Equity Fund utilized capital loss carryovers in the amounts of $13,075,088; $2,580,984; $1,794,413; $66,071,970 and $13,665,597, respectively.


Fund                                                             Amount                     Expires
---------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                            $5,506,022                    09/30/10
                                                               6,423,606                    09/30/11
                                                               4,879,386                    09/30/12

Income Fund                                                      917,177                    09/30/14

Money Market Fund                                                     90                    09/30/11


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2005 as follows:

Fund                                                            Capital                      Currency
-----------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               $      --                     $     --
S&P 500 Index Fund                                                    --                           --
Value Equity Fund                                                     --                           --
Small-Cap Equity Fund                                                 --                           --
International Equity Fund                                             --                           --
Premier Growth Equity Fund                                            --                           --
Strategic Investment Fund                                             --                           --
Income Fund                                                    3,692,103                       29,589
Money Market Fund                                                     --                           --

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

                                           Year ended September 30, 2006                    Year ended September 30, 2005
                                        ------------------------------------             -----------------------------------
                                         Ordinary               Long-Term                Ordinary              Long-Term
                                          Income               Capital Gains              Income              Capital Gains
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                       $  5,788,912              $       --             $ 5,682,624           $        --
S&P 500 Index Fund                        1,869,564                      --               1,677,172                    --
Value Equity Fund                         1,455,842                      --               2,285,113                    --
Small-Cap Equity Fund                     5,240,693               3,961,950              11,581,748             2,485,988
International Equity Fund                11,321,855                      --
Premier Growth Equity Fund                3,108,521                      --               3,875,544                    --
Strategic Investment Fund                 3,652,343               4,417,794               2,639,657             1,045,815
Income Fund                              13,726,703                      --              12,272,003             2,804,405
Money Market Fund                           895,748                      --                 366,492                    --


DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.




                                         Undistributed            Accumulated           Unrealized
Reclassifications                    Net Investment Income      Net Realized Loss        Gain/Loss        Paid in Capital
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                        $         --            $          --         $        --        $          --
S&P 500 Index Fund                               (46)                      46                  --                   --
Value Equity Fund                                 --                       --                  --                   --
Small-Cap Equity Fund                         73,642                    3,054             (76,696)                  --
International Equity Fund                    695,926                 (562,960)                 --             (132,966)
Premier Growth Equity Fund                        --                       --                  --                   --
Strategic Investment Fund                     21,563                  (21,563)                 --                   --
Income Fund                                  (29,630)                  29,630                  --                   --
Money Market Fund                                 --                       --                  --                   --

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" to GEAM equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended September 30, 2006. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------

4. FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees paid to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:


                                                                 Average Daily                    Advisory and
                                                              Net Assets of Fund              Administration Fees*
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                     0.55%
Value Equity Fund                                               Next $25 million                     0.45%
Premier Growth Equity Fund                                      Over $50 million                     0.35%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                     0.15%
-----------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                          First $25 million                     0.70%
                                                                Next $25 million                     0.65%
                                                                Over $50 million                     0.60%
-----------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                     0.75%
                                                                Next $50 million                     0.65%
                                                                Over $75 million                     0.55%
-----------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                     0.45%
                                                                Next $25 million                     0.40%
                                                                Over $50 million                     0.35%
-----------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                     0.35%
                                                                Next $25 million                     0.30%
                                                                Next $50 million                     0.25%
                                                               Over $100 million                     0.20%
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                     0.25%
                                                                Next $25 million                     0.20%
                                                                Next $50 million                     0.15%
                                                               Over $100 million                     0.10%
-----------------------------------------------------------------------------------------------------------------


* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund, there were no waivers or reimbursements for the period ended September 30, 2006.

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM effective January 1, 2006 and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program. For the period ended September 30, 2006, the Income Fund paid $2,820,642 to GEAM. GEAM paid all fees received to third-party brokers.

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.


6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2006, were as follows:


                                                                       Purchases                       Sales
-------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                    $  401,031,581               $  272,623,209
S&P 500 Index Fund                                                      12,705,961                   12,668,079
Value Equity Fund                                                       45,514,475                   49,632,018
Small-Cap Equity Fund                                                  486,335,130                  239,991,826
International Equity Fund                                              734,190,026                  274,705,903
Premier Growth Equity Fund                                             265,709,377                  161,282,646
Strategic Investment Fund                                              430,212,956                  355,943,877
Income Fund                                                          1,112,341,110                1,043,742,594

Notes to Financial Statements                                 September 30, 2006
--------------------------------------------------------------------------------



OPTIONS During the period ended September 30, 2006, the following option contracts were written:


                                     GE Small-Cap Equity          GE Strategic Investment               Income Fund
                                -------------------------------------------------------------------------------------------
                                   Number                          Number                         Number
                                of Contracts        Premium     of Contracts       Premium     of Contracts        Premium
---------------------------------------------------------------------------------------------------------------------------
Balance as of
   September 30, 2005                928           $ 113,954       140,000         $1,072          805,000       $   6,163

Written                               --                  --           100          3,788              520          19,183
Closed and Expired                  (928)           (113,954)     (140,060)        (3,849)        (805,310)        (19,637)
---------------------------------------------------------------------------------------------------------------------------
Balance as of
   September 30, 2006                 --           $      --            40         $1,011             (210)      $  (5,709)
---------------------------------------------------------------------------------------------------------------------------


SECURITY LENDING At September 30, 2006, the following Funds participated in security lending:


                                                     Loaned securities (including accrued interest)         Collateral*
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                      $  15,693,538                        $ 16,084,918

Value Equity Fund                                                         1,163,847                           1,192,782

Small-Cap Equity Fund                                                   154,956,618                         158,775,799

International Equity Fund                                               272,439,128                         286,140,872

Premier Growth Equity Fund                                               15,803,832                          16,207,979

Strategic Investment Fund                                                24,614,462                          25,663,780

Income Fund                                                              58,559,948                          59,869,294

* Collateral was adjusted on October 23, 2006 to reflect the September 30, 2006 change in value of securities on loan.

7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2006 were:


                                                     5% or Greater Shareholders
                                             -------------------------------------------
                                               Number                    % of Fund Held     % of Fund Held by GE Affiliates*
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                  4                              60%                        33%

S&P 500 Index Fund                                1                              84%                         0%

Value Equity Fund                                 5                              91%                        30%

Small-Cap Equity Fund                             1                              90%                        90%

International Equity Fund                         2                              71%                        64%

Premier Growth Equity Fund                        5                              56%                        21%

Strategic Investment Fund                         4                              85%                        85%

Income Fund                                       5                              69%                        36%

Money Market Fund                                 3                              93%                        70%

Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

                                                                            `101

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
GE Institutional Funds

We have audited the accompanying statement of assets and liabilities of the U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund (formerly Small-Cap Value Equity Fund), International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund, each a series of GE Institutional Funds, including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2003 were audited by other independent registered public accountants whose report thereon, dated November 21, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund, and Money Market Fund as of September 30, 2006, the results of its operations, changes in its net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.



/S/ KPMG LLP

Boston, Massachusetts
November 22, 2006

Tax Information                                                      (unaudited)
--------------------------------------------------------------------------------



The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2006, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:


                                                         Total Foreign                     Total Foreign
                                                         Source Income                       Taxes Paid
----------------------------------------------------------------------------------------------------------
International Equity Fund                                  $29,001,273                        $2,728,459

During the year ended September 30, 2006, the following Funds paid to shareholders of record on December 20, 2005, the following long-term capital gain dividends reported on Form 1099 for 2005:


Fund                                                                                      Per Share Amount
----------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                                                        $0.14290
Strategic Investment Fund                                                                    $0.26905

For corporate shareholders the following represent the amounts that may be eligible for the dividends received deduction:

Fund                                                                                                  DRD
----------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                                                   100.00%
S&P 500 Index Fund                                                                                 100.00%
Value Equity Fund                                                                                  100.00%
Small-Cap Equity Fund                                                                               16.59%
Premier Growth Equity Fund                                                                         100.00%
Strategic Investment Fund                                                                           26.95%

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    57

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")) since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University and Elfun Foundation; Treasurer, GE Foundation; Director - GE Asset Management (Ireland) Limited, since February 1999.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    60

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee and Executive Vice President
of GE Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM    Mutual Funds Operations
Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    46

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Vice President - two years; Secretary - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   41

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     Vice President
and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   60

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since
August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    40

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993 and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn &Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993 and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   70

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Trustee of GE Funds since 1993 and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


------------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES


The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. EQUITY FUND since December 1998 and for the STRATEGIC INVESTMENT FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

ALFREDO CHANG is a Vice President of GE Asset Management. He has been a portfolio manager of the INCOME FUND since March 2005. Mr. Chang joined GE Asset Management in July 2002 as a portfolio manager and was made responsible for the emerging market fixed income effort at GE Asset Management in November 2003. Mr. Chang was an assistant portfolio manager with Genworth Financial, formerly known as GE Financial Assurance, an affiliate of GE Asset Management, from August 2000 until he joined GE Asset Management in July 2002. Prior to that, he oversaw offshore investment portfolios at AIG Global Investment Corporation.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and the VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the INCOME FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

RICHARD L. SANDERSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the U.S. EQUITY FUND since October 1995. Mr. Sanderson joined GE Asset Management in October 1995 as Vice President-- Domestic Equities.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Executive Vice President of GE Asset Management. She has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997 and has led the team of portfolio managers for the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- Domestic Equities in 1991, Senior Vice President -- International Equities in 1995, and Executive Vice President -- Investment Strategies in July 2006.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES (SUB-ADVISERS)

KARL SCHNEIDER lead portfolio manager for the S&P 500 FUND, is a Principal of State Street Global Advisors, SSgA FM, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Mr. Schneider worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank.

MICHAEL FEEHILY, CFA, is a portfolio manager of the S&P 500 FUND. Mr. Feehily is a Principal of State Street Global Advisors, SSgA FM, and head of the U.S. Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He


108


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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)

also serves as portfolio manager for several mutual funds, in addition to several other commingled and separately managed products. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1992.

JACK FEILER is President and Chief Investment Officer of Palisade. Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is an Executive Vice-President and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992.




                                                                             109


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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove

John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC


CUSTODIAN
State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER
Ronald R. Pressman, CHIEF EXECUTIVE OFFICER
(EFFECTIVE AS OF JULY 1, 2006)

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Donald W. Torey, EVP, ALTERNATIVE INVESTMENTS
AND REAL ESTATE

Kathryn D. Karlic, EVP, FIXED INCOME

Judith M. Studer, EVP, STRATEGIC INVESTMENTS



At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

110


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $118,600 in 2005 and $124,300 in 2006.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Institutional Funds (the "Funds") Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $174,236 in 2005 and $0 in 2006.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 04, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  December 04, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  December 04, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.